As filed with the Securities and Exchange Commission on April 30, 2003


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     Securities Act of 1933 File #033-57732
                 Investment Company Act of 1940 File #811-07462
                                    FORM N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                         Post-Effective Amendment No. 26
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                                Amendment No. 27
                                WM Variable Trust


               (Exact name of Registrant as specified in Charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101

                    (Address of principal executive offices)

        Registrant's telephone number, including area code (206) 461-3800

                                  John T. West
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)







With a copy to:

Joseph B. Kittredge, Esq.
Ropes & Gray
One International Place
Boston, MA  02110

It is proposed that this filing will become effective:
         immediately upon filing pursuant to paragraph (b) of Rule 485


    [x]  on May 1, 2003 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(i) of Rule 485 on [date] pursuant to paragraph (a)(i) of Rule 485

         75 days after filing pursuant to paragraph (a)(ii) of Rule 485 on [date] pursuant to paragraph (a)(ii) of Rule 485


         this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             WM   VARIABLE   TRUST
                                   Prospectus
                                  MAY 1, 2003
--------------------------------------------------------------------------------
STRATEGIC ASSET MANAGEMENT PORTFOLIOS
+ Flexible Income Portfolio
-------------------------------------------------------
+ Conservative Balanced Portfolio
-------------------------------------------------------
+ Balanced Portfolio
-------------------------------------------------------
+ Conservative Growth Portfolio
-------------------------------------------------------
+ Strategic Growth Portfolio

-------------------------------------------------------


                                        EQUITY FUNDS

                                        + REIT Fund

                                        ----------------------------------------

                                        + Equity Income Fund

                                        ----------------------------------------

                                        + Growth & Income Fund

                                        ----------------------------------------

                                        + West Coast Equity Fund

                                        ----------------------------------------

                                        + Mid Cap Stock Fund

                                        ----------------------------------------

                                        + Growth Fund

                                        ----------------------------------------

                                        + Small Cap Stock Fund

                                        ----------------------------------------

                                        + International Growth Fund

                                        ----------------------------------------

FIXED-INCOME FUNDS

+ Short Term Income Fund
-------------------------------------------------------
+ U.S. Government Securities Fund
-------------------------------------------------------
+ Income Fund
-------------------------------------------------------
+ Money Market Fund
-------------------------------------------------------

--------------------------------------------------------------------------------

This Prospectus describes the Class 1 shares ("shares") of the Portfolios and Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                             WM   VARIABLE   TRUST

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                  PAGE
Risk/Return Summary                                 2
  Strategic Asset Management Portfolios             3
  Equity Funds                                      8
  Fixed-Income Funds                               16
  Summary of Principal Risks                       20
Fees and Expenses of the Portfolios and Funds      25
Description of the Portfolios and Funds            27
  Strategic Asset Management Portfolios            27
  Equity Funds                                     28
  Fixed-Income Funds                               30
  Common Investment Practices                      32
How To Invest in the Portfolios and Funds          38
Tax Considerations                                 39
Organization                                       40
  How NAV is Determined                            40
  Advisor and Sub-Advisors                         40
  Individual Fund Managers                         41
  Management Fees                                  43
Financial Highlights                               45
Appendix A                                         56

                              RISK/RETURN SUMMARY


WM Variable Trust (the "Trust") provides a broad range of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios (the "Portfolios"). This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio and Fund. The principal investment strategies contained in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other additional investment strategies available to the Portfolios and Funds, please see the Statement of Additional Information (the "SAI").


The principal investment strategies included in this summary provide specific information about each of the Portfolios and Funds, but there are some general principles WM Advisors (also referred to as the "Advisor") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, as well as the credit quality of individual issuers.


The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such Portfolio or Fund. You can find additional information about each Portfolio and Fund, including a more detailed description of these and other principal risks of an investment in each Portfolio or Fund, in the "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.


Below the description of each Portfolio or Fund is a bar chart showing how the investment returns of its shares have varied in the years since the Portfolio or Fund began. The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's returns. The table following each bar chart shows how average annual total returns of the Portfolio or Fund compare to returns of a broad-based securities market index for the past one and five years and for the life of the Portfolio or Fund. Performance shown does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.

There can be no assurance that any Portfolio or Fund will achieve its objectives. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

--------------------------------------------------------------------------------
                           FLEXIBLE INCOME portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. The Portfolio may also invest up to 30% of its assets in the WM High Yield Fund. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, and Small Cap Stock Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.


                              YEARLY performance*
[Flexible Income Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             11.75
1999                                                                              8.58
2000                                                                              5.79
2001                                                                              4.84
2002                                                                              2.14

During the periods shown above, the highest quarterly return was 6.14% (for the quarter ended 12/31/98), and the lowest was -1.00% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                          ONE YEAR   FIVE YEARS      (9/9/97)
------------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                                2.14%       6.57%          6.63%
------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                         10.27%       7.54%          7.93%
------------------------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                     3.79%       5.92%          6.54%
------------------------------------------------------------------------------------------------------


  * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** This index is intended to represent the U.S. fixed-income market as a whole.

*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 20% in the Standard & Poor's 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 80% in the Lehman Brothers Aggregate Bond Index (an index that is intended to represent the U.S. fixed-income market as a whole).

--------------------------------------------------------------------------------
                        CONSERVATIVE BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and between 20% and 60% of its net assets in the Equity Funds. The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds and 30% of its assets in the WM High Yield Fund. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities, rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (DERIVATIVES) such as futures contracts and options.



The Portfolio shares the principal risks of each of the Funds it invests in, as well as portfolio risk.

                              YEARLY performance*
[Income Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                              1.88
2000                                                                              5.03
2001                                                                              2.40
2002                                                                             -2.26


During the periods shown above, the highest quarterly return was 4.96% (for the quarter ended 12/31/02), and the lowest was -4.43% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (4/23/98)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -2.26%          2.37%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%         -3.58%
----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX***                       10.27%          7.63%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK****                                  -2.68%          3.15%
----------------------------------------------------------------------------------------


   * The Portfolio's performance through December 31, 2002 has benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
  ** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
 *** This index is intended to represent the U.S. fixed-income market as a whole.

**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 40% in the Standard & Poor's 500 Index and 60% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                               BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their investments among certain of the Funds to achieve their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds. The Portfolio may also invest up to 30% of its assets in the WM High Yield Fund.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.

                              YEARLY performance*
[Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             17.18
1999                                                                             27.71
2000                                                                              0.49
2001                                                                              0.13
2002                                                                             -8.78


During the periods shown above, the highest quarterly return was 15.37% (for the quarter ended 12/31/99), and the lowest was -8.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (6/3/97)
-----------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -8.78%       6.55%          6.73%
-----------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%      -0.59%          2.08%
-----------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX***                       10.27%       7.54%          8.14%
-----------------------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK****                                  -9.15%       2.66%          4.50%
-----------------------------------------------------------------------------------------------------



   * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.


  ** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.


 *** This index is intended to represent the U.S. fixed-income market as a whole.


**** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 60% in the Standard & Poor's 500 Index and 40% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                         CONSERVATIVE GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds. The Portfolio may also invest up to 40% of its assets in the WM High Yield Fund.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.


                              YEARLY performance*
[Conservative Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             19.91
1999                                                                             39.36
2000                                                                             -2.49
2001                                                                             -3.56
2002                                                                            -15.52

During the periods shown above, the highest quarterly return was 21.54% (for the quarter ended 12/31/99), and the lowest was -12.83% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (6/3/97)
-----------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                             -15.52%       5.83%          6.11%
-----------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%      -0.59%          2.08%
-----------------------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                  -15.63%       1.04%          3.29%
-----------------------------------------------------------------------------------------------------


  * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.
 ** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 80% in the Standard & Poor's 500 Index and 20% in the Lehman Brothers Aggregate Bond Index (an index that is intended to represent the U.S. fixed-income market as a whole).

--------------------------------------------------------------------------------
                           STRATEGIC GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer the potential for a higher level of capital growth and corresponding levels of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.


The Portfolio may invest up to 25% of its assets in each of the Short Term Income, WM High Yield and Money Market Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.


                              YEARLY performance*
[Strategic Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1998                                                                             26.19
1999                                                                             47.95
2000                                                                             -3.73
2001                                                                             -6.25
2002                                                                            -20.53

During the periods shown above, the highest quarterly return was 25.82% (for the quarter ended 12/31/99), and the lowest was -17.07% (for the quarter ended 9/30/01). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (6/3/97)
-----------------------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                             -20.53%       6.02%          6.66%
-----------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%      -0.59%          2.08%
-----------------------------------------------------------------------------------------------------


  * The Portfolio's performance through December 31, 1999 benefitted from the agreement of WM Advisors and its affiliates to limit the Portfolio's expenses.

 ** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                                   REIT fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The Fund's investments may also include CONVERTIBLE SECURITIES, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRs) and EUROPEAN DEPOSITARY RECEIPTS (EDRs), REPURCHASE AGREEMENTS and ZERO-COUPON BONDS.


WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive values which have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, low tenant concentration, and solid management demonstrating consistency in adding value and generating cash flow.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Leveraging Risk

- Management Risk

- Smaller Company Risk

NO PERFORMANCE INFORMATION IS AVAILABLE FOR THE REIT FUND BECAUSE IT HAD NOT COMMENCED OPERATIONS PRIOR TO THE DATE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                               EQUITY INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRS) AND EUROPEAN DEPOSITARY RECEIPTS (EDRS), MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), REPURCHASE AGREEMENTS and REAL ESTATE INVESTMENT TRUSTS (REITS).


In selecting fixed-income investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk


- Real Estate Risk

                               YEARLY performance
[Equity Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                              2.49
2000                                                                             17.19
2001                                                                              7.92
2002                                                                            -12.51


During the periods shown above, the highest quarterly return was 8.61% (for the quarter ended 12/31/00), and the lowest was -14.67% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


--------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST       SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR        (4/28/98)
--------------------------------------------------------------------------------------------
 FUND SHARES                                                  -12.51%           3.38%
--------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                 -22.10%          -3.57%
--------------------------------------------------------------------------------------------
 S&P 500/BARRA VALUE INDEX**                                  -20.85%          -0.85%
--------------------------------------------------------------------------------------------


 * This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
** This index is constructed by ranking the securities in the Standard & Poor's
   500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
                              GROWTH & INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks out companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

                               YEARLY performance
[Growth & Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             32.41
1996                                                                             21.81
1997                                                                             28.50
1998                                                                             18.98
1999                                                                             18.11
2000                                                                              2.36
2001                                                                             -3.51
2002                                                                            -21.16


During the periods shown above, the highest quarterly return was 21.74% (for the quarter ended 12/31/98), and the lowest was -16.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (1/12/94)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                  -21.16%       1.82%          9.35%
-----------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                 -22.10%      -0.59%          8.95%
-----------------------------------------------------------------------------------------------------



* This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                             WEST COAST EQUITY fund
--------------------------------------------------------------------------------


OBJECTIVE  This Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The Fund's investments may include REAL ESTATE INVESTMENT TRUSTS (REITs).

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Geographic Concentration Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

                               YEARLY performance
[West Coast Equity Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1999                                                                             40.37
2000                                                                              6.30
2001                                                                              6.88
2002                                                                            -22.55

During the periods shown above, the highest quarterly return was 30.34% (for the quarter ended 6/30/01), and the lowest was -25.94% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (4/28/98)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -22.55%         6.65%
----------------------------------------------------------------------------------------
 RUSSELL 3000 INDEX*                                          -21.54%        -0.71%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%        -3.57%
----------------------------------------------------------------------------------------


 * This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

** Effective May 1, 2003, the Russell 3000 Index replaced the Standard & Poor's
   500 Index, which is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                               MID CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long-term.


In determining whether securities should be sold, the Advisor considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

                               YEARLY performance
[Mid Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2001                                                                             11.99
2002                                                                            -10.35


During the period shown above, the highest quarterly return was 14.46% (for the quarter ended 12/31/01), and the lowest was -13.54% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (5/1/00)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -10.35%         6.36%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S MIDCAP 400 INDEX*                          -14.51%        -3.16%
----------------------------------------------------------------------------------------


* This is an unmanaged index of the common stocks of 400 mid-size U.S. companies selected on the basis of market capitalization, liquidity and industry representation.

--------------------------------------------------------------------------------
                                  GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.


In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth, regardless of economic conditions. WM Advisors will determine the proportion by the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, rather than on the broad analysis of a particular sector or market trend.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                               YEARLY performance
[Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              2.69
1995                                                                             37.34
1996                                                                             16.15
1997                                                                             11.24
1998                                                                             59.04
1999                                                                             97.09
2000                                                                            -22.04
2001                                                                            -29.05
2002                                                                            -31.01

During the periods shown above, the highest quarterly return was 43.43% (for the quarter ended 12/31/99), and the lowest was -24.27% (for the quarter ended 3/31/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST       SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS        (5/7/93)
--------------------------------------------------------------------------------------------------------
 FUND SHARES                                                  -31.01%       3.65%            9.68%
--------------------------------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH*                                         -27.89%      -3.84%            6.71%
--------------------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%      -0.59%            9.26%
--------------------------------------------------------------------------------------------------------


 * This index represents the performance of those companies in the Russell 1000 Index (the 1,000 largest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

** Effective May 1, 2003, the Russell 1000 Growth Index replaced the Standard &
   Poor's 500 Index, which is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                              SMALL CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors looks for small capitalization companies that it expects to achieve growth in earnings and revenues or that it believes are currently undervalued relative to their true worth. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                              YEARLY performance*
[Small Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             30.99
1996                                                                             10.04
1997                                                                             12.59
1998                                                                              8.09
1999                                                                             71.09
2000                                                                            -10.58
2001                                                                            -12.73
2002                                                                            -47.15

During the periods shown above, the highest quarterly return was 54.03% (for the quarter ended 12/31/99), and the lowest was -41.41% (for the quarter ended 9/30/01). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (1/12/94)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                  -47.15%      -5.30%          2.98%
-----------------------------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX**                                  -30.26%      -6.59%          1.49%
-----------------------------------------------------------------------------------------------------
 RUSSELL 2000 INDEX***                                        -20.48%      -1.36%          5.62%
-----------------------------------------------------------------------------------------------------


  * The Fund's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.
 ** This index measures the performance of those companies in the Russell 2000
    Index (the 2,000 smallest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

*** Effective May 1, 2003, the Russell 2000 Growth Index replaced the Russell
    2000 Index, which represents the smallest 2,000 companies followed by Russell and is used to measure the U.S. small cap market, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives), such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.


In selecting investments for the Fund, Capital Guardian Trust Company, the Fund's sub-advisor, seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts, and blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                               YEARLY performance
[International Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                              1.88
1995                                                                              6.61
1996                                                                              9.04
1997                                                                             -2.64
1998                                                                              5.20
1999                                                                             51.96
2000                                                                            -19.84
2001                                                                            -17.78
2002                                                                            -15.71


During the periods shown above, the highest quarterly return was 28.87% (for the quarter ended 12/31/99), and the lowest was -20.65% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.



                               PERFORMANCE TABLE


--------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST       SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS        (5/7/93)
--------------------------------------------------------------------------------------------------------
 FUND SHARES                                                  -15.71%     -2.35%            1.53%
--------------------------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX*      -15.66%     -2.61%            2.05%
--------------------------------------------------------------------------------------------------------



* This index includes stock markets of Europe, Australasia and the Far East weighted by capitalization and represents the equity markets of 21 countries.

--------------------------------------------------------------------------------
                             SHORT TERM INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks as high a level of current income as is consistent with prudent investment management and stability of principal.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high quality, short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment grade"). Under normal circumstances, the Fund maintains a dollar-weighted average portfolio duration of three years or less. The Fund's investments may include corporate, U.S. GOVERNMENT, MORTGAGE-BACKED and ASSET-BACKED SECURITIES.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                               YEARLY performance
[Short Term Income Fund Performance Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1995                                                                             9.30
1996                                                                             3.74
1997                                                                             5.90
1998                                                                             5.28
1999                                                                             2.89
2000                                                                             8.23
2001                                                                             8.15
2002                                                                             6.26

During the periods shown above, the highest quarterly return was 3.31% (for the quarter ended 6/30/95), and the lowest was -0.40% (for the quarter ended 3/31/96). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (1/12/94)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                   6.26%       6.14%           5.32%
-----------------------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY U.S. BROAD INVESTMENT CREDIT BOND
    INDEX (1-3 YEARS)*                                         6.54%       7.05%           6.72%
-----------------------------------------------------------------------------------------------------
 MERRILL LYNCH (1-3 YEARS) CORPORATE BOND INDEX**              6.52%       6.95%           6.65%
-----------------------------------------------------------------------------------------------------



 * This index measures the performance of bonds including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities with maturities between 1-3 years.


** Effective May 1, 2003, the Salomon Smith Barney U.S. Broad Investment Credit
   Bond Index (1-3 years) replaced the Merrill Lynch (1-3 years) Corporate Bond Index, which includes all investment-grade corporate debt securities with maturities of one to three years, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                        U.S. GOVERNMENT SECURITIES fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks a high level of current income, consistent with safety and liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                              YEARLY performance*
[U.S. Government Securities Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -4.04
1995                                                                             16.89
1996                                                                              3.69
1997                                                                              9.42
1998                                                                              7.03
1999                                                                              0.51
2000                                                                              9.73
2001                                                                              7.79
2002                                                                              8.87

During the periods shown above, the highest quarterly return was 5.29% (for the quarter ended 6/30/95), and the lowest was -2.99% (for the quarter ended 3/31/94). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE*


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (5/6/93)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                    8.87%      6.73%           6.29%
-----------------------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY MORTGAGE INDEX**                          8.86%      7.39%           7.31%
-----------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX***                 11.50%      7.77%           7.33%
-----------------------------------------------------------------------------------------------------


  * The Fund's performance through December 31, 1998 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

 ** This index represents the mortgage-backed securities component of Salomon's
    U.S. Broad Investment-Grade Bond Index, and it consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.


*** Effective May 1, 2003, the Salomon Smith Barney Mortgage Index replaced the
    Lehman Brothers U.S. Government Bond Index which includes all U.S. government agency and Treasury securities, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                                  INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks a high level of current income consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate, U.S. GOVERNMENT and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in LOWER-RATED SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                               YEARLY performance
[Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             -8.13
1995                                                                             25.09
1996                                                                              0.43
1997                                                                             11.35
1998                                                                              7.45
1999                                                                             -2.16
2000                                                                             10.45
2001                                                                              8.08
2002                                                                              9.61

During the periods shown above, the highest quarterly return was 8.47% (for the quarter ended 6/30/95), and the lowest was -5.22% (for the quarter ended 3/31/94). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (5/7/93)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                    9.61%       6.59%          6.68%
-----------------------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY U.S. BROAD INVESTMENT-GRADE BOND
    INDEX*                                                     10.09%       7.52%          7.53%
-----------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                        10.27%       7.54%          7.30%
-----------------------------------------------------------------------------------------------------



 * This index measures the performance of bonds issued in the U.S. investment-grade bond market and includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade securities.


** Effective May 1, 2003, the Salomon Smith Barney U.S. Broad Investment-Grade
   Bond Index replaced the Lehman Brothers Aggregate Bond Index, which is intended to represent the U.S. fixed-income market as a whole, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                               MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.



PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, FLOATING AND VARIABLE RATE SECURITIES, U.S. dollar denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, and DELAYED-DELIVERY TRANSACTIONS.



Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Foreign Investment Risk

- Liquidity Risk

- Management Risk

- Money Market Risk

                              YEARLY performance*
[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
1994                                                                             3.71
1995                                                                             5.46
1996                                                                             4.97
1997                                                                             4.99
1998                                                                             5.01
1999                                                                             4.56
2000                                                                             5.79
2001                                                                             3.68
2002                                                                             1.39


During the periods shown above, the highest quarterly return was 1.49% (for the quarter ended 12/31/00), and the lowest was 0.32% (for the quarter ended 12/31/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE*


-----------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST        PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR   FIVE YEARS      (5/10/93)
-----------------------------------------------------------------------------------------------------
 FUND SHARES                                                    1.39%      4.07%           4.26%
-----------------------------------------------------------------------------------------------------
 SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX**            1.70%      4.30%           4.51%
-----------------------------------------------------------------------------------------------------


 * The Fund's performance through December 31, 2000 benefitted from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

** This is an unmanaged index that measures the performance of 3-month U.S.
   Treasury bills.

                           SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Portfolios and Funds. Factors that can affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time, because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. That section also includes more information about the Portfolios and Funds, their investments and the related risks.


+ MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

    One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Portfolio or Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less.


    Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality debt securities, such as U.S. GOVERNMENT SECURITIES.



    Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be compounded for Funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for Funds such as the Short Term Income and Income Funds that may invest in debt securities paying no interest, such as ZERO-COUPON and PAY-IN-KIND securities.


    The Equity Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.


+ CREDIT RISK. Each of the Funds may be subject to credit risk to the extent it invests in FIXED-INCOME SECURITIES, REITs or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a debt security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS and other over-the-counter transactions), will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for Funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock, Income and WM High Yield Funds that may invest significantly in LOWER-RATED SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income, WM High Yield and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.



+ CURRENCY RISK.  Funds such as the REIT, Equity Income, Growth & Income, West
  Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income and WM High Yield Funds that may invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income, WM High Yield and Money Market Funds may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. The West Coast Equity and Money Market Funds may also make U.S. dollar denominated foreign investments.


+ GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Idaho, Montana, Oregon and Washington, generally has more exposure to regional economic risks than Funds making investments more broadly.


+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities and Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. Fund such as the REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Short Term Income Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) and by BORROWING money to meet redemption requests.



+ REAL ESTATE RISK.  Funds such as the REIT, Equity Income, Growth & Income,
  West Coast Equity and Mid Cap Stock Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a Fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A Fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. A Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.


+ DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use STRATEGIC TRANSACTIONS, such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.


+ MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.


+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds generally have the greatest exposure to this risk.



+ MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality issuers whose securities the Funds hold, or an increase in interest rates. In addition, investments in the Money Market Fund is subject to the risk that inflation may erode the investment's purchasing power over time.



+ PORTFOLIO REALLOCATION RISK. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since the Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.



+ PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by its Advisors and in accordance with the investment restrictions previously discussed. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.



    In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in LOWER-RATED SECURITIES ("junk bonds"). The Portfolios may also be exposed to foreign investment risk through their investments in the Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Money Market Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund.


    In addition to the expenses of the underlying Funds, which are indirectly borne by investors in the Portfolio, investment in the Funds through the Portfolios involves certain expenses that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about tax implications of investing in the Funds and Portfolios.

    Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

    The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

                            PRINCIPAL RISKS by fund


The following chart summarizes the Principal Risks of each Fund other than market risk, credit risk, liquidity risk, management risk and portfolio reallocation risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



                                   Foreign     Geographic                 Real                Smaller  Money
                       Currency   Investment  Concentration  Leveraging  Estate  Derivatives  Company  Market
                         Risk        Risk         Risk          Risk      Risk      Risk       Risk     Risk
    REIT                   X          X                          X         X          X          X
    fund

    EQUITY INCOME          X          X                          X         X          X          X
    fund

    GROWTH &
    INCOME                 X          X                          X         X          X          X
    fund

    WEST COAST EQUITY      X          X             X                      X          X          X
    fund

    MID CAP STOCK
    fund                   X          X                          X         X          X          X

    GROWTH
    fund                   X          X                          X                    X          X

    SMALL CAP
    STOCK                  X          X                          X                    X          X
    fund

    INTERNATIONAL
    GROWTH                 X          X                          X                    X          X
    fund

    SHORT TERM INCOME      X          X                          X                    X
    fund

    U.S. GOVERNMENT
    SECURITIES                                                   X                    X
    fund

    INCOME
    fund                   X          X                          X                    X

    WM HIGH YIELD          X          X                          X                    X          X
    fund

    MONEY
    MARKET                            X                          X                                       X
    fund

--------------------------------------------------------------------------------


                 FEES AND EXPENSES OF THE PORTFOLIOS AND FUNDS



This table describes the fees and expenses that you may pay if you invest in shares of a Portfolio or Fund. Insurance-related charges and expenses are not included. Each of the Portfolios and Funds may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Portfolios or Funds, please contact WM Shareholder Services at 800-222-5852. The examples below are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.


-----------------------------------------------------------------------------------------
                                                             ANNUAL FUND
                                                         OPERATING EXPENSES
                                                     (expenses that are deducted
                                                          from Fund assets)
         --------------------------------------------------------------------------------
                                                                                  Total
                                                                                 Annual
                                                         Service                  Fund
                                            Management   (12b-1)      Other     Operating
                                               Fees        Fees     Expenses    Expenses
         --------------------------------------------------------------------------------
         Flexible Income Portfolio(1)          0.10%       0.00%       0.20%       0.30%
         --------------------------------------------------------------------------------
         Conservative Balanced Portfolio(1)    0.10        0.00        0.31        0.41
         --------------------------------------------------------------------------------
         Balanced Portfolio(1)                 0.10        0.00        0.19        0.29
         --------------------------------------------------------------------------------
         Conservative Growth Portfolio(1)      0.10        0.00        0.19        0.29
         --------------------------------------------------------------------------------
         Strategic Growth Portfolio(1)         0.10        0.00        0.22        0.32
         --------------------------------------------------------------------------------
         REIT Fund(2)                          0.80        0.00        0.12        0.92
         --------------------------------------------------------------------------------
         Equity Income Fund                    0.63        0.00        0.07        0.70
         --------------------------------------------------------------------------------
         Growth & Income Fund                  0.76        0.00        0.05        0.81
         --------------------------------------------------------------------------------
         West Coast Equity Fund                0.63        0.00        0.08        0.71
         --------------------------------------------------------------------------------
         Mid Cap Stock Fund                    0.75        0.00        0.09        0.84
         --------------------------------------------------------------------------------
         Growth Fund                           0.89        0.00        0.11        1.00
         --------------------------------------------------------------------------------
         Small Cap Stock Fund                  0.88        0.00        0.12        1.00
         --------------------------------------------------------------------------------
         International Growth Fund             0.95        0.00        0.31        1.26
         --------------------------------------------------------------------------------
         Short Term Income Fund                0.50        0.00        0.12        0.62
         --------------------------------------------------------------------------------
         U.S. Government Securities Fund       0.50        0.00        0.06        0.56
         --------------------------------------------------------------------------------
         Income Fund                           0.50        0.00        0.06        0.56
         --------------------------------------------------------------------------------
         Money Market Fund                     0.45        0.00        0.12        0.57
         --------------------------------------------------------------------------------

-------------------------------------------  -----------------------------------------------------
                                             EXAMPLES: You would pay the following
                                             expenses on a $10,000 investment assuming a 5%
                                             annual return and redemption at the end of each
                                             period.
         ----------------------------------  -----------------------------------------------------

                                               One        Three         Five         Ten
                                               Year       Years        Years        Years
         ----------------------------------  -----------------------------------------------------
         Flexible Income Portfolio(1)           $31         $97         $169         $381
         --------------------------------------------------------------------------------   ----------------------------------------
-------------
         Conservative Balanced Portfolio(1)      42         132          230          518
         --------------------------------------------------------------------------------   ----------------------------------------
-------------
         Balanced Portfolio(1)                   30          93          163          368
         --------------------------------------------------------------------------------   ----------------------------------------
-------------
         Conservative Growth Portfolio(1)        30          93          163          368
         --------------------------------------------------------------------------------   ----------------------------------------
-------------
         Strategic Growth Portfolio(1)           33         103          180          406
         --------------------------------------------------------------------------------   ----------------------------------------
-------------
         REIT Fund(2)                            94         293           --           --
         --------------------------------------------------------------------------------   ----------------------------------------
-------------
         Equity Income Fund                      72         224          390          871
         ----------------------------------  --------------------------------------------------------------------------------
         Growth & Income Fund                    83         259          450        1,002
         ----------------------------------  --------------------------------------------------------------------------------
         West Coast Equity Fund                  73         227          395          883
         ----------------------------------  --------------------------------------------------------------------------------
         Mid Cap Stock Fund                      86         268          466        1,037
         ----------------------------------  --------------------------------------------------------------------------------
         Growth Fund                            102         318          552        1,225
         ----------------------------------  --------------------------------------------------------------------------------
         Small Cap Stock Fund                   102         318          552        1,225
         ----------------------------------  --------------------------------------------------------------------------------
         International Growth Fund              128         400          692        1,523
         ----------------------------------  --------------------------------------------------------------------------------
         Short Term Income Fund                  63         199          346          774
         ----------------------------------  --------------------------------------------------------------------------------
         U.S. Government Securities Fund         57         179          313          701
         ----------------------------------  --------------------------------------------------------------------------------
         Income Fund                             57         179          313          701
         ----------------------------------  --------------------------------------------------------------------------------
         Money Market Fund                       58         183          318          714
         --------------------------------------------------------------------------------   ----------------------------------------
-------------


    (1) Does not include underlying Fund expenses that the Portfolios bear indirectly.


    (2) Percentages for the REIT Fund are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

ESTIMATED AGGREGATE PORTFOLIO EXPENSES


The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses for each Portfolio shown in the table above and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio at December 31, 2002. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.



------------------------------------------------------------------------------------------------------------------------------
                                                       EXAMPLES: You would pay the following combined expenses on a
                                                            $10,000 investment assuming a 5% annual return and
                                                                  redemption at the end of each period.
         ---------------------------------------------------------------------------------------------------------------------
                                            Total
                                           Annual
                                          Combined
                                          Operating       One            Three            Five             Ten
                                          Expenses        Year           Years           Years            Years
         ---------------------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio          0.94%         $ 96            $300           $  520           $1,155
         Conservative Balanced Portfolio    1.08%          110             343              595            1,317
         Balanced Portfolio                 1.01%          103             322              558            1,236
         Conservative Growth Portfolio      1.09%          111             347              601            1,329
         Strategic Growth Portfolio         1.16%          118             368              638            1,409
------------------------------------------------------------------------------------------------------------------------------


As of December 31, 2002, the Portfolios' assets were allocated among the underlying Funds as follows:


-------------------------------------------------------------------------------------------------------------------------------
                                                      Flexible     Conservative                 Conservative    Strategic
                                                       Income        Balanced      Balanced        Growth        Growth
                                                      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                                      3%             6%           10%            13%           14%
  Growth & Income Fund                                    9%            10%           16%            24%           29%
  West Coast Equity Fund                                  2%             3%            5%             7%            9%
  Mid Cap Stock Fund                                      3%             4%            6%             8%           11%
  Growth Fund                                             4%             6%           10%            13%           15%
  Small Cap Stock Fund                                    1%             2%            3%             4%            6%
  International Growth Fund                               0%             3%            5%             7%            9%
  Short Term Income Fund                                 13%             8%            2%             0%            0%
  U.S. Government Securities Fund                        26%            20%           15%             6%            0%
  Income Fund                                            32%            30%           19%            12%            0%
  WM High Yield Fund                                      7%             7%            6%             6%            6%
  Other Assets                                            0%             1%            3%             0%            1%
-------------------------------------------------------------------------------------------------------------------------------

                    DESCRIPTION OF THE PORTFOLIOS AND FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS


The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.


In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this Prospectus and the WM High Yield Fund, a series of WM Trust I. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.


Each of the Portfolios may invest in the WM High Yield Fund, a diversified mutual fund managed by WM Advisors. The Fund, which is not available for direct purchase through a variable annuity contract, invests primarily in below investment grade fixed-income securities (sometimes referred to as "junk bonds"). It is subject to the same principal risks as the Income Fund with a higher degree of credit risk and foreign investment risk as well as smaller company risk.


In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest directly in stock or bond index futures and options thereon and the following short-term instruments:


- short-term securities issued by the U.S. government, its agencies, sponsored entities, instrumentalities, authorities or political subdivisions;



- other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's Ratings Services ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;


- commercial paper, including master notes;

- bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

- repurchase agreements.


At the time a Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with the Advisor's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the

Portfolio's total assets. A Portfolio may use futures contracts and options only for bona fide hedging transactions. Futures contracts and options may be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS


REIT FUND. Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. REIT securities are investments in real estate investment trusts. The Fund may also invest in U.S. government obligations, convertible securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below investment grade fixed-income securities. The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual Fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.



EQUITY INCOME FUND. The Equity Income Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common and preferred stocks. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 20% of its assets in below investment grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.


WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region,
(ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region.



The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below investment grade fixed-income securities.



Because the Fund concentrates its investments in companies located or doing business in the West Coast region, it is not intended as a complete investment program, and could be adversely impacted by economic trends within this six-state area (Alaska, California, Idaho, Montana, Oregon and Washington).


MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below investment grade fixed-income securities.


The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate up to 20% of the market value of its total net assets. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.



GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in debt securities, bonds, convertible bonds and preferred and convertible preferred stock, including up to 35% of its assets in below investment grade fixed-income securities.



The Fund's portfolio is managed by its three sub-advisors -- Janus, Columbia and Oppenheimer. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.



The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, provided that no more than 5% of its assets are invested in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.



SMALL CAP STOCK FUND. The Small Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalization in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in non-investment grade debt securities (sometimes called "junk bonds") if the Advisor believes that doing so will be consistent with the goal of capital appreciation.



INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities.



In selecting investments for the Fund, the sub-advisor seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts, and blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.



Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of investment opportunities available to international investors. The relative strength or weakness of a particular country's currency or economy may help determine whether securities of issuers located in such country will be purchased or sold. The Fund may invest without limit in the securities of issuers located in any one country (except as provided below with respect to emerging market countries). The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.


The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.


The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.



The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment grade corporate debt securities having maturities longer than one year, including Euro-currency instruments and securities.


FIXED-INCOME FUNDS


SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.



The Fund will make all of its investments in debt securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSRO") or, if unrated, are judged to be of comparable quality by the Advisor ("investment grade" securities). All debt securities purchased by the Fund will be investment grade at the time of purchase.


The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate debt securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest up to 5% of its assets in preferred stock.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


U.S. GOVERNMENT SECURITIES FUND. It is a policy of the Fund to invest only in U.S. government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements which are secured by U.S. government securities. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions.


INCOME FUND.  The Income Fund invests most of its assets in:

- debt and convertible debt securities;


- U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") or similar government agencies or government sponsored entities;


- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred and convertible preferred stocks;

- the highest grade commercial paper as rated by Fitch, S&P or Moody's; and

- deposits in U.S. banks.

The Fund may invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund and may purchase and sell currencies on a spot (i.e., cash) basis, enter into forward contracts to purchase, or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts.

The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in lower-rated fixed-income securities (sometimes called "junk bonds").


WM HIGH YIELD FUND. Among the principal risks of investing in the WM High Yield Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk and smaller company risk. These risks are described in greater detail in the "Summary of Principal Risks."



The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities (including debt securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch Ratings ("Fitch") or Baa by Moody's or of equivalent quality as determined by the Advisor. The remainder of the Fund's assets may be invested in any other securities the Advisor believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.



MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities, or securities that are, or have issuers that are:



- rated by at least two NRSROs, such as S&P or Moody's, in one of the two highest rating categories for short-term debt securities;


- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, are determined to be of comparable quality.

A description of the rating systems of S&P, Moody's and Fitch is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by the Money Market Fund (except U.S. government securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.

The Fund invests solely in money market instruments that are selected from the following six general categories:


- U.S. government securities;


- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

COMMON INVESTMENT PRACTICES


The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest and strategies which the Advisor or the respective sub-advisor may employ in pursuit of that Fund's or Portfolio's investment objective and a summary of risks and restrictions associated with these securities and investment practices. For more information, see the SAI.



BORROWING. The Funds and Portfolios may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Mid Cap Stock and West Coast Equity Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Portfolios and Funds.



The Short Term Income, U.S. Government Securities and Income Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.



Each of the REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Short Term Income Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).



FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund or Portfolio and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below investment grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.



The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.



FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities and Income Funds may purchase floating rate, inverse floating rate and variable rate investments, including participation interests therein and assignments thereof.

The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.


These Funds may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.


Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by the Advisor or the Fund's sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.



FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.



These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Advisor or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."



Forward currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, the Advisor or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.



Each of the Funds other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government and Money Market Funds may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.


While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.



FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income and WM High Yield Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:


- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.


The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRs"), EUROPEAN DEPOSITARY RECEIPTS ("EDRs"), GLOBAL DEPOSITARY RECEIPTS ("GDRs") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.


GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of Alaska, California, Idaho, Montana, Oregon and Washington. See the SAI for a more detailed description of these risks.

HOLDINGS IN OTHER INVESTMENT COMPANIES. When the Advisor or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds that are not affiliated with the Advisor or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of its sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Portfolios' and Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the REIT, Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Stock, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of its total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.


LOWER-RATED SECURITIES. The Growth & Income, Growth, and Income Funds may each invest up to 35% of their total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Stock and WM High Yield Funds may each invest up to 20% of their assets in below investment grade fixed-income securities, sometimes referred to as "junk bonds."



Non-investment grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.



To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestment of prepayments at higher or lower rates than the original investment.



In addition, like other debt securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.



The U.S. government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.



Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.



In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Short Term Income and Income Funds may invest in commercial mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While commercial mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.



The REIT, Equity Income, Mid Cap Stock, Small Cap Stock, Short Term Income, Income, WM High Yield and Money Market Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.



REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Income and WM High Yield Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.


Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying debt securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "strategic transactions."



Strategic transactions may be used:


- to attempt to protect against possible changes in the market value of securities held, or to be purchased, resulting from securities markets or currency exchange rate fluctuations;

- to protect unrealized gains in the value of securities;

- to facilitate the sale of securities for investment purposes;

- to manage the effective maturity or duration of the Portfolio or Fund; or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


Some strategic transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.

The use of strategic transactions involves special considerations and risks; for example:



- the ability of the Portfolio or Fund to utilize strategic transactions successfully will depend on the ability of the Advisor or the sub-advisor to predict pertinent market movements:



- the risk that the other party to a strategic transaction will fail to meet its obligations to the Fund or Portfolio;



- the risk that the Portfolio or Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and



- the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio positions.



Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.



U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and securities issued or guaranteed by U.S. government agencies, sponsored entities or instrumentalities. Some securities issued or guaranteed by agencies, sponsored entities or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds). Others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.


WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When-issued securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.


PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's or Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. The Advisor and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.


                        HOW TO INVEST IN THE PORTFOLIOS
                                   AND FUNDS

Shares of the Portfolios and Funds are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans.


PURCHASE AND REDEMPTION


The shares of the Portfolios and Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Funds corresponding to such divisions. Shares of the Portfolios and Funds are purchased and redeemed at net asset value without sales or redemption charges.

For each day on which a Portfolio's or Fund's net asset value is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio(s) and Fund(s) based on the purchase payments, redemption (surrender) requests and transfer requests from Contract owners, annuitants or beneficiaries which are priced as of that day. Purchases and redemptions are effected at the net asset value next-determined after receipt by the Trust of a properly completed purchase or redemption order.


All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.


The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund or Portfolio, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Portfolio or Fund shares may receive additional compensation or other incentives for selling Portfolio or Fund shares.

                               TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.


Each Portfolio and Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Although the Trust intends that it and each Portfolio and Fund will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Fund incurring such liability will be adversely affected. In addition, Portfolios or Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios or Funds.

Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio or Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Portfolio or Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.

Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio and Fund. Dividends and distributions paid by a Fund or Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio or Fund. The Money Market Fund intends to distribute its net income as dividends for each day that net asset value is determined. Such dividends will be declared daily and paid monthly. Each of the Portfolios and the Funds other than the Money Market Fund will declare and pay dividends annually. All Portfolios and Funds will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio or Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. More over, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS OR FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS OR FUNDS.

                                  ORGANIZATION

HOW NAV IS DETERMINED


Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Under unusual circumstances, the Money Market Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.


ADVISOR AND SUB-ADVISORS


The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as the Advisor or WM Advisors in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Advisor has delegated portfolio management responsibilities in respect of the Growth and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor and the sub-advisors to the Funds indicated below. For more information, see the SAI.


The Advisor has been in the business of investment management since 1944, and its predecessor advised a mutual fund beginning in 1939. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Portfolio's or Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:


CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071, also called "Capital Guardian" in this Prospectus, acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by the Capital Group Companies, Inc.

("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $105.4 billion as of December 31, 2002.

COLUMBIA MANAGEMENT COMPANY, 1301 Southwest Fifth Avenue, Portland, Oregon 97207, acts as one of three sub-advisors to the Growth Fund. Columbia has been in the investment management business since 1969. Columbia Management Company ('Columbia") is a wholly owned subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company based in Boston, MA. For more than 30 years, Columbia's investment professionals have combined a top-down review of the environment with bottom-up research in order to construct portfolios designed to perform well in the current economy while adjusted for investment changes. Columbia serves a client base that includes institutions, public funds, commingled trust funds, retirement plans and private portfolios. As of December 31, 2002, Columbia and its affiliates had aggregate assets under management of approximately $18.8 billion.


JANUS CAPITAL MANAGEMENT LLC, 100 Fillmore Street, Denver, Colorado 80206, acts as one of three sub-advisors to the Growth Fund. Janus Capital Management LLC ("Janus") is a majority-owned subsidiary of Janus Capital Group, Inc., a publicly traded holding company with principal operations in financial asset management businesses. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2002, Janus' assets under management were approximately $138 billion.



OPPENHEIMERFUNDS, INC., 10200 E. Girard, Denver, Colorado 80231, acts as one of three sub-advisors to the Growth Fund. OppenheimerFunds, Inc. ("Oppenheimer") has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $120 billion in assets as of December 31, 2002, including Oppenheimer funds with more than 5 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.


INDIVIDUAL FUND MANAGERS


Each of the Portfolios and Funds that do not have sub-advisors are managed by investment teams of the Advisor, led by the portfolio managers named below with respect to each particular Portfolio or Fund.



Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Officer of the Advisor, has led a team of investment professionals in managing the Portfolios since February 1999. Michael Meighan, CFA, Vice President and Portfolio Manager of the Advisor, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Prior to Mr. Yoakum's joining the Advisor, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for 2 years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors, Inc.) for 8 years. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.



Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Growth & Income Fund, since March 2003. Previously, Mr. Yoakum and Mr. Spencer co-managed the Growth & Income Fund since January 2000. Mr. Spencer has been employed by the Advisor since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney and Co. since 1985.



Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Equity Income Fund since May 2001. He has had the primary responsibility for the day-to-day management of the REIT Fund since May 1, 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999.

Dan Coleman, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./ Go2Net from 2000 until 2001, and Member/General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



Phillip M. Foreman, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by the Advisor since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.



Linda C. Olson, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Small Cap Stock Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Ms. Olson has been employed by the Advisor since 1998.



Gary J. Pokrzywinski, CFA, First Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Income and WM High Yield Funds. He has managed these Funds since July 1992 and March 1998, respectively, and has been employed by the Advisor since 1992.



Craig V. Sosey, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the U.S. Government Securities and Short Term Income Funds since November 1998 and January 2000, respectively. He has been employed by the Advisor since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



Capital Guardian has been sub-advisor since June 1999 for the International Growth Fund. Capital Guardian employs a team of 9 portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. The managers on the team are: David I. Fisher, Harmut Giesecke, Arthur J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He has been employed by the Capital Group organization since 1971. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K. K., and has been with the Capital Group organization since 1972. Mr. Gromadzki is a Senior Vice President of Capital International Research, Inc. and has been employed by the Capital Group organization since 1987. Mr. Havas, who has been with the Capital Group organization since 1986, is a Senior Vice President for Capital Guardian Trust Company. Ms. Kyle, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Mr. Reed is a Director and a Vice President of Capital International Research, Inc. and has been employed by the Capital Group organization since 1994. Mr. Sauvage is a Senior Vice President for Capital Guardian Trust Company and has been employed by the Capital Group organization since 1987. Ms. Sikorsky is President and Managing Director of Capital International S.A., and has been employed by the Capital Group organization since 1962. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and has been employed by the Capital Group organization since 1981.



Alexander S. Macmillan III, CFA, has had the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Columbia. Mr. Macmillan, a Senior Vice President and Lead Portfolio Manager for Large Cap Growth, has been employed by Columbia since 1989.



E. Marc Pinto, CFA, has had the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President of Janus, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large-cap Growth discipline.



Jane Putnam, CFA, has had the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam, a Vice President and Portfolio Manager, joined Oppenheimer in 1994.

MANAGEMENT FEES


During their most recent fiscal years, each of the Funds and Portfolios paid management fees to the Advisor at the following rates (not reflecting any expense waivers or reimbursements):



                                                               Fees Paid as a Percentage
FUNDS                                                                of Net Assets
----------------------------------------------------------------------------------------
Flexible Income Portfolio...................................             0.10%(1)
Conservative Balanced Portfolio.............................             0.10%(1)
Balanced Portfolio..........................................             0.10%(1)
Conservative Growth Portfolio...............................             0.10%(1)
Strategic Growth Portfolio..................................             0.10%(1)
REIT Fund...................................................             0.80%(2)
Equity Income Fund..........................................             0.63%
Growth & Income Fund........................................             0.76%
West Coast Equity Fund......................................             0.63%
Mid Cap Stock Fund..........................................             0.75%
Growth Fund.................................................             0.89%
Small Cap Stock Fund........................................             0.88%
International Growth Fund...................................             0.95%
Short Term Income Fund......................................             0.50%
U.S. Government Securities Fund.............................             0.50%
Income Fund.................................................             0.50%
Money Market Fund...........................................             0.45%


-------------------


(1) Does not include underlying management fees that the Portfolios bear indirectly.


(2) Represents management fees that will be paid.

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                                        44

FINANCIAL highlights

The Financial Highlights Tables below and on the following pages are intended to help you understand the Portfolios' and Funds' financial performance for the past 5 years (or, if shorter, the period of the Portfolios' or Funds' operations). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio or Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Reports, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.


FOR A CLASS 1 PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                      INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                                 --------------------------------------------   ----------------------------------------------
                                                   NET REALIZED                                  DISTRIBUTIONS
              NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM       FROM
                BEGINNING OF     NET INVESTMENT      GAIN ON       INVESTMENT   NET INVESTMENT   NET REALIZED        TOTAL
                   PERIOD            INCOME        INVESTMENTS     OPERATIONS     INCOME(14)     CAPITAL GAINS   DISTRIBUTIONS
              ----------------   --------------   --------------   ----------   --------------   -------------   -------------
FLEXIBLE
  INCOME
  PORTFOLIO
12/31/02           $12.23            $0.41(4)         $(0.15)        $ 0.26         $(0.08)         $--             $(0.08)
12/31/01            11.90             0.17(4)           0.40           0.57          (0.15)          (0.09)          (0.24)
12/31/00            11.86             0.58(4)           0.10           0.68          (0.58)          (0.06)          (0.64)
12/31/99            11.38             0.58(4)           0.41           0.99          (0.50)          (0.01)          (0.51)
12/31/98            10.23             0.48(4)           0.69           1.17          (0.02)         --               (0.02)


                 NET ASSET
                  VALUE,
               END OF PERIOD
              ---------------
FLEXIBLE
  INCOME
  PORTFOLIO
12/31/02          $12.41
12/31/01           12.23
12/31/00           11.90
12/31/99           11.86
12/31/98           11.38


CONSERVATIVE
  BALANCED
  PORTFOLIO
12/31/02           $10.04            $0.31(4)         $(0.54)        $(0.23)        $(0.07)         $(0.01)         $(0.08)
12/31/01             9.90             0.13              0.10           0.23          (0.09)         --               (0.09)
12/31/00             9.90             0.49(4)          (0.00)(7)       0.49          (0.49)          (0.00)(7)       (0.49)
12/31/99            10.42             0.71(4)          (0.52)          0.19          (0.70)          (0.01)          (0.71)
12/31/98(11)        10.00             0.56(4)          (0.14)          0.42         --              --              --
12/31/97(11)        10.00           --                --              --            --              --              --

CONSERVATIVE
  BALANCED
  PORTFOLIO
12/31/02          $ 9.73
12/31/01           10.04
12/31/00            9.90
12/31/99            9.90
12/31/98(11)       10.42
12/31/97(11)       10.00


BALANCED
  PORTFOLIO
12/31/02           $13.91            $0.32(4)         $(1.53)        $(1.21)        $(0.28)         $--             $(0.28)
12/31/01            14.50             0.17(4)          (0.15)          0.02          (0.25)          (0.36)          (0.61)
12/31/00            14.92             0.41(4)          (0.32)          0.09          (0.43)          (0.08)          (0.51)
12/31/99            12.20             0.34(4)           2.95           3.29          (0.48)          (0.09)          (0.57)
12/31/98            10.47             0.31(4)           1.49           1.80          (0.07)         --               (0.07)

BALANCED
  PORTFOLIO
12/31/02          $12.42
12/31/01           13.91
12/31/00           14.50
12/31/99           14.92
12/31/98           12.20



                             See Notes on page 55.

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF OPERATING
                                                                                                          EXPENSES TO AVERAGE
                                                                                                         NET ASSETS WITHOUT FEE
                                                                                                           WAIVERS, EXPENSES
                                                                                                         REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF                RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES       INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(1)    (IN 000'S)     TO AVERAGE NET ASSETS(3)     AVERAGE NET ASSETS    TURNOVER RATE      CUSTODIAN(2)(3)
    ---------------   -------------   -------------------------   --------------------   -------------   ----------------------

          2.14%         $125,992                0.30%                     3.37%                9%                   0.30%
          4.84%           90,860                0.33%                     1.43%                1%                   0.33%
          5.79%           40,049                0.31%                     4.84%               14%                   0.31%
          8.58%           25,846                0.35%                     5.09%                4%                   0.41%
         11.75%            1,107                0.35%                     4.90%               78%                   1.51%




         (2.26)%       $ 20,759                0.30%                     3.20%                9%                   0.41%
          2.40%          14,221                0.41%                     1.36%                2%                   0.53%
          5.03%           8,736                0.37%                     4.99%               67%                   0.44%
          1.88%           7,206                0.35%                     7.07%               17%                   0.59%
          4.23%             829                0.35%(6)                  7.39%(6)            61%                   5.37%(6)
          0.00%               0                0.35%(6)                  0.00%(6)            99%               7,567.04%(6)




         (8.78)%       $334,605                0.29%                     2.52%               22%                   0.29%
          0.13%         354,082                0.28%                     1.22%                8%                   0.28%
          0.49%         305,399                0.29%                     2.76%               15%                   0.29%
         27.71%         170,527                0.35%                     2.70%               13%                   0.35%
         17.18%          11,161                0.35%                     2.79%               33%                   0.54%



                             See Notes on page 55.

FINANCIAL highlights


FOR A CLASS 1 PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                      INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                                 --------------------------------------------   ----------------------------------------------
                                                   NET REALIZED                                  DISTRIBUTIONS
              NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM       FROM
                BEGINNING OF     NET INVESTMENT      GAIN ON       INVESTMENT   NET INVESTMENT   NET REALIZED        TOTAL
                   PERIOD            INCOME        INVESTMENTS     OPERATIONS     INCOME(14)     CAPITAL GAINS   DISTRIBUTIONS
              ----------------   --------------   --------------   ----------   --------------   -------------   -------------
CONSERVATIVE
  GROWTH
  PORTFOLIO
12/31/02           $14.87            $0.23(4)         $(2.51)        $(2.28)        $(0.41)         $(0.02)         $(0.43)
12/31/01            16.46             0.17(4)          (0.72)         (0.55)         (0.61)          (0.43)          (1.04)
12/31/00            17.10             0.27(4)          (0.69)         (0.42)         (0.07)          (0.15)          (0.22)
12/31/99            12.54             0.12(4)           4.76           4.88          (0.16)          (0.16)          (0.32)
12/31/98            10.49             0.20(4)           1.89           2.09          (0.03)          (0.01)          (0.04)


                 NET ASSET
                  VALUE,
               END OF PERIOD
              ---------------
CONSERVATIVE
  GROWTH
  PORTFOLIO
12/31/02          $12.16
12/31/01           14.87
12/31/00           16.46
12/31/99           17.10
12/31/98           12.54


STRATEGIC
  GROWTH
  PORTFOLIO
12/31/02           $16.45             $0.15(4)        $(3.47)        $(3.32)        $(0.54)         $(0.04)         $(0.58)
12/31/01            18.61             0.16(4)          (1.27)         (1.11)         (0.57)          (0.48)          (1.05)
12/31/00            19.59             0.13(4)          (0.84)         (0.71)         (0.11)          (0.16)          (0.27)
12/31/99            13.46             0.05(4)           6.35           6.40          (0.16)          (0.11)          (0.27)
12/31/98            10.70             0.17(4)           2.63           2.80          (0.03)          (0.01)          (0.04)

STRATEGIC
  GROWTH
  PORTFOLIO
12/31/02          $12.55
12/31/01           16.45
12/31/00           18.61
12/31/99           19.59
12/31/98           13.46



                             See Notes on page 55.

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF OPERATING
                                                                                                          EXPENSES TO AVERAGE
                                                                                                         NET ASSETS WITHOUT FEE
                                                                                                           WAIVERS, EXPENSES
                                                                                                         REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF                RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES       INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(1)    (IN 000'S)     TO AVERAGE NET ASSETS(3)     AVERAGE NET ASSETS    TURNOVER RATE      CUSTODIAN(2)(3)
    ---------------   -------------   -------------------------   --------------------   -------------   ----------------------

        (15.52)%        $229,564                0.29%                     1.77%               19%                 0.29%
         (3.56)%         309,608                0.28%                     1.11%                7%                 0.28%
         (2.49)%         293,442                0.28%                     1.59%               13%                 0.28%
         39.36%          155,790                0.35%                     0.85%               12%                 0.36%
         19.91%           10,072                0.35%                     1.79%               35%                 0.57%




        (20.53)%       $ 73,936                0.32%                     1.06%               16%                 0.32%
         (6.25)%         97,401                0.31%                     0.95%                5%                 0.31%
         (3.73)%         98,431                0.30%                     0.67%               12%                 0.30%
         47.95%          35,500                0.35%                     0.35%                7%                 0.43%
         26.19%           4,949                0.35%                     1.42%               39%                 0.80%



                             See Notes on page 55.

FINANCIAL highlights


FOR A CLASS 1 FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                      INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                                 --------------------------------------------   ----------------------------------------------
                                                   NET REALIZED                                  DISTRIBUTIONS
              NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM       FROM
                BEGINNING OF     NET INVESTMENT      GAIN ON       INVESTMENT   NET INVESTMENT   NET REALIZED        TOTAL
                   PERIOD            INCOME        INVESTMENTS     OPERATIONS       INCOME       CAPITAL GAINS   DISTRIBUTIONS
              ----------------   --------------   --------------   ----------   --------------   -------------   -------------
EQUITY
  INCOME
  FUND
12/31/02           $12.87             $0.36(4)        $(1.95)        $(1.59)        $(0.25)         $(0.02)         $(0.27)
12/31/01            12.11             0.42(4)(12)       0.54(12)       0.96          (0.12)          (0.08)          (0.20)
12/31/00            10.50             0.36(4)           1.42           1.78          (0.17)         --               (0.17)
12/31/99            10.27             0.33(4)          (0.07)(5)       0.26          (0.03)         --               (0.03)
12/31/98(8)         10.00             0.16(4)           0.14           0.30          (0.03)         --               (0.03)


                 NET ASSET
                  VALUE,
               END OF PERIOD
              ---------------
EQUITY
  INCOME
  FUND
12/31/02          $11.01
12/31/01           12.87
12/31/00           12.11
12/31/99           10.50
12/31/98(8)        10.27


GROWTH &
  INCOME
  FUND
12/31/02           $17.18             $0.15(4)        $(3.77)        $(3.62)        $(0.11)         $--             $(0.11)
12/31/01            18.23             0.09             (0.70)         (0.61)         (0.06)          (0.38)          (0.44)
12/31/00            18.58             0.07(4)           0.37           0.44          (0.04)          (0.75)          (0.79)
12/31/99            16.97             0.06(4)           2.93           2.99          (0.04)          (1.34)          (1.38)
12/31/98            16.92             0.06              2.97           3.03          (0.09)          (2.89)          (2.98)

GROWTH &
  INCOME
  FUND
12/31/02          $13.45
12/31/01           17.18
12/31/00           18.23
12/31/99           18.58
12/31/98           16.97


WEST COAST
  EQUITY
  FUND
12/31/02           $16.70             $0.06(4)        $(3.79)        $(3.73)        $(0.08)         $(0.20)         $(0.28)
12/31/01            16.01             0.10(4)           1.03           1.13          (0.09)          (0.35)          (0.44)
12/31/00            15.14             0.13(4)           0.84           0.97         --               (0.10)          (0.10)
12/31/99            10.94            (0.00)(7)          4.37           4.37          (0.00)(7)       (0.17)          (0.17)
12/31/98(8)         10.00             0.00(4)(7)        0.94           0.94         --              --              --

WEST COAST
  EQUITY
  FUND
12/31/02          $12.69
12/31/01           16.70
12/31/00           16.01
12/31/99           15.14
12/31/98(8)        10.94


MID CAP
  STOCK FUND
12/31/02           $13.14             $0.04(4)        $(1.36)        $(1.32)        $(0.03)         $(0.30)         $(0.33)
12/31/01            11.74             0.03(4)           1.38           1.41          (0.01)         --               (0.01)
12/31/00(9)         10.00(9)          0.01(4)           1.73           1.74         --              --              --

MID CAP
  STOCK FUND
12/31/02          $11.49
12/31/01           13.14
12/31/00(9)        11.74



                             See Notes on page 55.

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF OPERATING
                                                                                                          EXPENSES TO AVERAGE
                                                                                                         NET ASSETS WITHOUT FEE
                                                                                                           WAIVERS, EXPENSES
                                                                                                         REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF                RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES       INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(1)    (IN 000'S)     TO AVERAGE NET ASSETS(4)     AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(2)
    ---------------   -------------   -------------------------   --------------------   -------------   ----------------------

        (12.51)%        $112,304                0.70%                     3.04%               16%                 0.70%
          7.92%           97,982                0.70%                     3.29%(12)           15%                 0.70%
         17.19%           46,744                0.98%                     3.31%               40%                 0.99%
          2.49%           11,797                1.17%                     3.22%               25%                 1.19%
          3.02%            2,586                1.50%(6)                  2.26%(6)            28%                 2.49%(6)




        (21.16)%       $209,337                  81%                     1.01%               20%                 0.81%
         (3.51)%        319,171                0.78%                     0.54%               25%                 0.78%
          2.36%         309,992                0.97%                     0.39%               31%                 0.97%
         18.11%         205,960                1.05%                     0.34%               38%                 1.05%
         18.98%         125,295                1.06%                     0.37%               78%                 1.06%




        (22.55)%       $ 68,227                0.71%                     0.42%               20%                 0.71%
          6.88%          83,835                0.70%                     0.59%               19%                 0.70%
          6.30%          71,307                0.91%                     0.76%               33%                 0.91%
         40.37%          20,429                1.27%                    (0.02)%              36%                 1.28%
          9.40%           2,313                1.50%(6)                  0.03%(6)            28%                 2.76%(6)




        (10.35)%       $ 63,119                0.84%                     0.32%               28%                 0.84%
         11.99%          17,988                0.82%                     0.21%               30%                 0.82%
         17.40%          56,717                1.04%(6)                  0.14(6)             13%                 1.04%



                             See Notes on page 55.

FINANCIAL highlights


FOR A CLASS 1 FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.


                                       INCOME FROM INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                                  --------------------------------------------   ----------------------------------------------
                                                    NET REALIZED                                  DISTRIBUTIONS
               NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM       FROM
                 BEGINNING OF     NET INVESTMENT      GAIN ON       INVESTMENT   NET INVESTMENT   NET REALIZED        TOTAL
                    PERIOD            INCOME        INVESTMENTS     OPERATIONS       INCOME       CAPITAL GAINS   DISTRIBUTIONS
               ----------------   --------------   --------------   ----------   --------------   -------------   -------------
GROWTH FUND
12/31/02            $13.51            $(0.01)(4)       $(4.18)        $(4.19)        $--             $--             $--
12/31/01             22.99              0.02(4)         (6.24)         (6.22)         (0.37)          (2.89)          (3.26)
12/31/00             38.54             (0.03)(4)        (6.61)         (6.64)         (0.02)          (8.89)          (8.91)
12/31/99             22.36             (0.19)           19.89          19.70         --               (3.52)          (3.52)
12/31/98             15.41             (0.09)            8.81           8.72          (0.07)          (1.70)          (1.77)


                  NET ASSET
                   VALUE,
                END OF PERIOD
               ---------------
GROWTH FUND
12/31/02           $ 9.32
12/31/01            13.51
12/31/00            22.99
12/31/99            38.54
12/31/98            22.36


SMALL CAP
  STOCK FUND
12/31/02            $11.37            $(0.02)(4)       $(5.27)        $(5.29)        $--             $(0.59)         $(0.59)
12/31/01             16.03             (0.06)(4)        (1.69)         (1.75)        --               (2.91)          (2.91)
12/31/00             19.13             (0.10)           (1.65)         (1.75)        --               (1.35)          (1.35)
12/31/99             14.59             (0.10)(4)         8.07           7.97         --               (3.43)          (3.43)
12/31/98             15.63             (0.07)            1.21           1.14         --               (2.18)          (2.18)

SMALL CAP
  STOCK FUND
12/31/02           $ 5.49
12/31/01            11.37
12/31/00            16.03
12/31/99            19.13
12/31/98            14.59


INTERNATIONAL
  GROWTH FUND
12/31/02            $10.21            $ 0.04(4)        $(1.63)        $(1.59)        $(0.11)         $--             $(0.11)
12/31/01             13.65              0.04            (2.39)         (2.35)         (0.09)          (1.00)          (1.09)
12/31/00             17.63              0.02(4)         (3.42)         (3.40)         (0.43)          (0.15)          (0.58)
12/31/99             11.61              0.12             5.91           6.03          (0.01)         --               (0.01)
12/31/98             12.26              0.07(4)          0.64           0.71          (0.72)          (0.64)          (1.36)

INTERNATIONAL
  GROWTH FUND
12/31/02           $ 8.51
12/31/01            10.21
12/31/00            13.65
12/31/99            17.63
12/31/98            11.61


SHORT TERM
  INCOME FUND
12/31/02            $ 2.60            $ 0.14(4)        $ 0.02         $ 0.16         $(0.11)         $--             $(0.11)
12/31/01              2.44              0.15(4)(12)       0.05(12)      0.20          (0.04)         --               (0.04)
12/31/00              2.39              0.14             0.05           0.19          (0.14)         --               (0.14)
12/31/99              2.44              0.12            (0.05)          0.07          (0.12)         --               (0.12)
12/31/98              2.43              0.12             0.01           0.13          (0.12)         --               (0.12)

SHORT TERM
  INCOME FUND
12/31/02           $ 2.65
12/31/01             2.60
12/31/00             2.44
12/31/99             2.39
12/31/98             2.44



                             See Notes on page 55.

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ---------------------------------------------------------------------------------------------------------
                                                                                                           RATIO OF OPERATING
                                                                                                          EXPENSES TO AVERAGE
                                                                                                         NET ASSETS WITHOUT FEE
                                                                                                           WAIVERS, EXPENSES
                                                                                                         REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF                RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES       INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(1)    (IN 000'S)     TO AVERAGE NET ASSETS(4)     AVERAGE NET ASSETS    TURNOVER RATE        CUSTODIAN(2)
    ---------------   -------------   -------------------------   --------------------   -------------   ----------------------

        (31.01)%(13)    $135,422                1.00%                    (0.05)%              171%                1.00%
        (29.05)%         167,483                0.94%                     0.11%                92%                0.94%
        (22.04)%         306,551                1.10%                    (0.10)%               83%                1.11%
         97.09%          369,952                1.15%                    (0.78)%              129%                1.15%
         59.04%          162,967                1.16%                    (0.55)%              112%                1.17%




        (47.15)%       $ 39,476                1.00%                    (0.31)%               29%                1.00%
        (12.73)%         73,367                0.95%                    (0.44)%               46%                0.95%
        (10.58)%         82,288                1.11%                    (0.61)%               49%                1.11%
         71.09%          53,616                1.19%                    (0.75)%               52%                1.19%
          8.09%          44,380                1.19%                    (0.48)%              108%                1.20%




        (15.71)%       $ 50,265                1.26%                     0.49%                30%                1.26%
        (17.78)%         49,178                1.19%                     0.33%                34%                1.19%
        (19.84)%         67,227                1.31%                     0.11%                40%                1.31%
         51.96%          86,632                1.39%                     0.87%               161%                1.40%
          5.20%          60,360                1.36%                     0.61%               118%                1.48%




          6.26%        $ 41,592                0.62%                     5.42%                41%                0.62%
          8.15%          50,343                0.60%                     5.77%(12)            44%                0.60%
          8.23%          43,479                0.80%                     5.66%                17%                0.81%
          2.89%          53,144                0.80%                     5.26%                42%                0.81%
          5.28%          37,399                0.85%                     5.45%                27%                0.89%



                             See Notes on page 55.

FINANCIAL highlights


FOR A CLASS 1 FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                  INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                             --------------------------------------------   --------------------------------
                                               NET REALIZED
          NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM      NET ASSET
            BEGINNING OF     NET INVESTMENT   GAIN/(LOSS) ON   INVESTMENT   NET INVESTMENT       VALUE,
                YEAR             INCOME        INVESTMENTS     OPERATIONS       INCOME        END OF PERIOD
          ----------------   --------------   --------------   ----------   --------------   ---------------
U.S. GOVERNMENT SECURITIES FUND
12/31/02       $10.55            $ 0.59(4)        $ 0.33         $ 0.92         $(0.42)          $11.05
12/31/01         9.93              0.61(4)(12)       0.16(12)      0.77          (0.15)           10.55
12/31/00         9.62              0.62(4)          0.29           0.91          (0.60)            9.93
12/31/99        10.11              0.54            (0.49)          0.05          (0.54)            9.62
12/31/98        10.04              0.63             0.06           0.69          (0.62)           10.11



INCOME FUND
12/31/02       $10.31            $ 0.69(4)        $ 0.27         $ 0.96         $(0.48)          $10.79
12/31/01         9.70              0.67(4)(12)       0.11(12)      0.78          (0.17)           10.31
12/31/00         9.35              0.65(4)          0.30           0.95          (0.60)            9.70
12/31/99        10.24              0.67            (0.89)         (0.22)         (0.67)            9.35
12/31/98        10.19              0.70             0.04           0.74          (0.69)           10.24



MONEY MARKET FUND
12/31/02       $ 1.00            $0.014(4)       $--             $0.014        $(0.014)          $ 1.00
12/31/01         1.00             0.036           (0.000)(10)     0.036         (0.036)            1.00
12/31/00         1.00             0.056           --              0.056         (0.056)            1.00
12/31/99         1.00             0.045           (0.000)(10)     0.045         (0.045)            1.00
12/31/98         1.00             0.049           (0.000)(10)     0.049         (0.049)            1.00



                             See Notes on page 55.

                                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      --------------------------------------------------------------------------------

                       NET ASSETS,            RATIO OF                RATIO OF NET
                      END OF PERIOD      OPERATING EXPENSES       INVESTMENT INCOME TO     PORTFOLIO
    TOTAL RETURN(1)    (IN 000'S)     TO AVERAGE NET ASSETS(4)     AVERAGE NET ASSETS    TURNOVER RATE
    ---------------   -------------   -------------------------   --------------------   -------------

          8.87%         $173,770                0.56%                     5.45%               41%
          7.79%          136,904                0.56%                     5.89%(12)           31%
          9.73%          108,848                0.76%                     6.35%               10%
          0.51%           80,015                0.83%                     6.02%               15%
          7.03%           41,914                0.89%                     5.85%               22%

     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
     -----------------------------------------------
       RATIO OF OPERATING
      EXPENSES TO AVERAGE
     NET ASSETS WITHOUT FEE
       WAIVERS, EXPENSES
     REIMBURSED AND/OR FEES     RATIO OF OPERATING
       REDUCED BY CREDITS      EXPENSES TO AVERAGE
         ALLOWED BY THE        NET ASSETS INCLUDING
           CUSTODIAN           INTEREST EXPENSE(2)
     ----------------------   ----------------------
              0.56%                    0.56%
              0.56%                    0.56%
              0.76%                    0.76%
              0.83%                    0.83%
              1.03%                    1.02%



         9.61%         $179,844                0.56%                     6.64%               21%                 0.56%
         8.08%          154,826                0.55%                     6.69%(12)           33%                 0.55%
        10.45%          127,505                0.74%                     6.81%                2%                 0.75%
        (2.16)%          55,556                0.85%                     6.84%               12%                 0.85%
         7.45%           49,654                0.96%                     6.69%                4%                 0.96%

              0.56%
              0.55%
              0.74%
              0.85%
              0.96%



         1.39%         $ 33,766                0.57%                     1.32%            --                     0.57%
         3.68%           28,563                0.62%                     3.41%            --                     0.62%
         5.79%           18,265                0.76%                     5.57%            --                     0.78%
         4.56%           31,105                0.71%                     4.47%            --                     0.78%
         5.01%           31,862                0.65%                     4.90%            --                     0.81%

              0.57%
              0.62%
              0.76%
              0.71%
              0.65%



                             See Notes on page 55.

FINANCIAL highlights

NOTES TO FINANCIAL HIGHLIGHTS


 (1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 (2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

 (3) The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.

 (4) Per share numbers have been calculated using the average shares method.
 (5) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio/Fund shares.
 (6) Annualized.
 (7) Amount represents less than $0.01 per share.
 (8) The Equity Income Fund and the West Coast Equity Fund commenced operations on April 28, 1998.
 (9) The Mid Cap Stock Fund commenced operations on May 1, 2000.
(10) Amount represents less than $0.001 per share.
(11) The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997, and re-commenced operations on April 23, 1998.

(12) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001. The effect of the changes for the year ended December 31, 2001 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows:



                                                                                         INCREASE
                                                                      (DECREASE)       NET REALIZED      (DECREASE)
                                                                    NET INVESTMENT    AND UNREALIZED    RATIO OF NET
                                                                        INCOME         GAIN/(LOSS)      INVESTMENT IN
                              NAME OF FUND                            PER SHARE         PER SHARE        AVERAGE NET
                              ------------                          --------------    --------------    -------------
      Equity Income Fund..........................................      $ 0.00*           $ 0.00*           (0.00)%
      Short Term Income Fund......................................      $ 0.00*           $ 0.00*           (0.06)%
      U.S. Government Securities Fund.............................       (0.01)             0.01            (0.17)%
      Income Fund.................................................       (0.01)             0.01            (0.04)%


-------------------

     * Amount represents less than $0.01 per share.


(13) In 2002, 0.60% of Growth Funds total return consisted of voluntary reimbursements by a related party. Excluding reimbursements, the total return would have been (31.61)%.



(14) Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.

--------------------------------------------------------------------------------

                                   APPENDIX A


   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:


+ Aaa, Aa -- Bonds which are rated Aaa or Aa are judged to be of best quality and high quality, respectively, by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

+ A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:


+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

+ BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

+ D -- Bonds rated D are in default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

   DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

   Investment Grade


+ AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



+ AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



+ A -- High credit quality.  A ratings denote a low expectation of credit risk.
  The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



+ BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are most likely to impair this capacity. This is the lowest investment-grade category.


   Speculative Grade


+ BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



+ B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



+ CCC, CC, and C -- High default risk.  Default risk is a real possibility.
  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



+ DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.



   Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST


The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Portfolios and Funds. The SAI and the Reports of Independent Accountants, along with the financial statements, included in the Trust's most recent Annual Report is incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, or make shareholder inquiries, by contacting your financial advisor, by calling toll-free 800-222-5852, or visiting www.wmgroupoffunds.com.



You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database or the Commission's web site at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                      WM VARIABLE TRUST
                          Prospectus
                                  MAY 1, 2003
--------------------------------------------------------------------------------
STRATEGIC ASSET MANAGEMENT PORTFOLIOS

+ Flexible Income Portfolio
-------------------------------------------------------
+ Conservative Balanced Portfolio
-------------------------------------------------------
+ Balanced Portfolio
-------------------------------------------------------
+ Conservative Growth Portfolio
-------------------------------------------------------
+ Strategic Growth Portfolio
-------------------------------------------------------

                                        EQUITY FUNDS

                                        + REIT Fund
                                        ----------------------------------------
                                        + Equity Income Fund
                                        ----------------------------------------
                                        + Growth & Income Fund
                                        ----------------------------------------
                                        + West Coast Equity Fund
                                        ----------------------------------------
                                        + Mid Cap Stock Fund
                                        ----------------------------------------
                                        + Growth Fund
                                        ----------------------------------------
                                        + Small Cap Stock Fund
                                        ----------------------------------------
                                        + International Growth Fund
                                        ----------------------------------------

FIXED-INCOME FUNDS

+ Short Term Income Fund
-------------------------------------------------------
+ U.S. Government Securities Fund
-------------------------------------------------------
+ Income Fund
-------------------------------------------------------
+ Money Market Fund
-------------------------------------------------------

--------------------------------------------------------------------------------

This Prospectus describes Class 2 shares ("shares") of the Portfolios and Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a crime.

                             WM   VARIABLE   TRUST

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                  PAGE
Risk/Return Summary                                 2
  Strategic Asset Management Portfolios             3
  Equity Funds                                      8
  Fixed-Income Funds                               16
  Summary of Principal Risks                       20
Fees and Expenses of the Portfolios and Funds      25
Description of the Portfolios and Funds            27
  Strategic Asset Management Portfolios            27
  Equity Funds                                     28
  Fixed-Income Funds                               30
  Common Investment Practices                      32
How To Invest in the Portfolios and Funds          38
Tax Considerations                                 39
Organization                                       40
  How NAV is Determined                            40
  Advisor and Sub-Advisors                         40
  Individual Fund Managers                         41
Financial Highlights                               45
Appendix A                                         52

                              RISK/RETURN SUMMARY


WM Variable Trust (the "Trust") provides a broad range of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth and Strategic Growth Portfolios (the "Portfolios"). This summary identifies the investment objective, principal investment strategies, and principal risks of each Portfolio and Fund. The principal investment strategies contained in this summary are not the only investment strategies available to the Portfolios and Funds, and some of the principal investment strategies may not be available at any given time. For a discussion of other additional investment strategies available to the Portfolios and Funds, please see the Statement of Additional Information (the "SAI").


The principal investment strategies included in this summary provide specific information about each of the Portfolios and Funds, but there are some general principles WM Advisors (also referred to as the "Advisor") and the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, WM Advisors and the sub-advisors will consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. When making decisions about whether to buy or sell fixed-income investments, WM Advisors and the sub-advisors will generally consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions, as well as the credit quality of individual issuers.


The discussion of each Portfolio's and Fund's principal investment strategies includes some of the principal risks of investing in such Portfolio or Fund. You can find additional information about each Portfolio and Fund, including a more detailed description of these and other principal risks of an investment in each Portfolio or Fund, in the "Summary of Principal Risks." Investments mentioned in the summary and described in greater detail under "Common Investment Practices" below appear in BOLD TYPE. Please be sure to read the more complete descriptions of the Portfolios and Funds, and the related risks, before you invest.



Below the description of each Portfolio or Fund is a bar chart showing how the investment returns of its shares have varied since the Portfolio or Fund began. The bar chart is intended to provide some indication of the volatility of the Portfolio's or Fund's returns. The table following each bar chart shows how average annual total returns of the Portfolio or Fund compare to returns of a broad-based securities market index for the past one year and for the life of the Portfolio or Fund. Performance shown does not reflect any insurance-related charges or expenses. If insurance-related charges or expenses had been included, the performance shown would have been lower. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE.


There can be no assurance that any Portfolio or Fund will achieve its objectives. It is possible to lose money by investing in the Portfolios and Funds. An investment in a Portfolio or Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

--------------------------------------------------------------------------------
                           FLEXIBLE INCOME portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer you the potential for a high level of income and a low level of capital growth, while exposing you to a low level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests no more than 30% of its net assets in the Equity Funds.


The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income, and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth and Small Cap Stock Funds. The Portfolio may also invest up to 30% of its assets in the WM High Yield Fund.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.


                               YEARLY performance
[Flexible Income Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                             1.89


During the period shown above, the highest quarterly return was 3.86% (for the quarter ended 12/31/02), and the lowest was -1.24% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                          ONE YEAR      (11/6/01)
-----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                                1.89%         2.00%
-----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX*                          10.27%         6.86%
-----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK**                                      3.79%         2.82%
-----------------------------------------------------------------------------------------


 * This index is intended to represent the U.S. fixed-income market as a whole.

** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 20% in the Standard & Poor's 500 Index (an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market) and 80% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                        CONSERVATIVE BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer you the potential for a medium to high level of income and a medium to low level of capital growth, while exposing you to a medium to low level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio invests between 40% and 80% of its net assets in a combination of the Fixed-Income Funds and between 20% and 60% of its net assets in the Equity Funds. The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds and 30% of its assets in the WM High Yield Fund. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives) such as futures contracts and options.



The Portfolio shares the principal risks of each of the Funds it invests in, as well as portfolio risk.

                               YEARLY performance
[Conservative Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                             -2.47


During the period shown above, the highest quarterly return was 4.86% (for the quarter ended 12/31/02), and the lowest was -4.44% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -2.47%         -1.12%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                 -22.10%        -13.35%
----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                        10.27%          6.86%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                   -2.68%         -1.22%
----------------------------------------------------------------------------------------


  * This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.
 ** This index is intended to represent the U.S. fixed-income market as a whole.

*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 40% in the Standard & Poor's 500 Index and 60% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                               BALANCED portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer you the potential for a medium level of income and a medium level of capital growth, while exposing you to a medium level of principal risk.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their investments among certain of the Funds to achieve their objectives. This Portfolio invests at least 30% and no more than 70% of its net assets in the Equity Funds and at least 30% and no more than 70% of its net assets in the Fixed-Income Funds.



The Portfolio may invest up to 40% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 30% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds. The Portfolio may also invest up to 30% of its assets in the WM High Yield Fund.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.

                               YEARLY performance
[Balanced Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                              -9


During the period shown above, the highest quarterly return was 5.99% (for the quarter ended 12/31/02), and the lowest was -8.53% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -9.00%         -5.55%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                 -22.10%        -13.35%
----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                        10.27%          6.86%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK***                                   -9.15%         -5.27%
----------------------------------------------------------------------------------------



  * This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.


 ** This index is intended to represent the U.S. fixed-income market as a whole.


*** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 60% in the Standard & Poor's 500 Index and 40% in the Lehman Brothers Aggregate Bond Index.

--------------------------------------------------------------------------------
                         CONSERVATIVE GROWTH portfolio
--------------------------------------------------------------------------------

OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer the potential for a low to medium level of income and a medium to high level of capital growth, while exposing you to a medium to high level of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 60% of its net assets in the Equity Funds.


The Portfolio may invest up to 30% of its assets in each of the Short Term Income, U.S. Government Securities, Income and Money Market Funds. It may also invest up to 40% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds. The Portfolio may also invest up to 40% of its assets in the WM High Yield Fund.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.



                      YEARLY performance
[Conservative Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -15.72


During the period shown above, the highest quarterly return was 7.06% (for the quarter ended 12/31/02), and the lowest was -12.71% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                              -15.72%       -10.49%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                  -22.10%       -13.35%
----------------------------------------------------------------------------------------
 CAPITAL MARKET BENCHMARK**                                    -15.63%        -9.31%
----------------------------------------------------------------------------------------


 * This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

** The Capital Market Benchmark is intended to reflect the performance of an unmanaged portfolio with static equity and fixed-income allocations that correspond roughly to the Portfolio's expected long-term equity and fixed-income allocations. The benchmark's allocations are 80% in the Standard & Poor's 500 Index and 20% in the Lehman Brothers Aggregate Bond Index (an index that is intended to represent the U.S. fixed-income market as a whole).

--------------------------------------------------------------------------------
                           STRATEGIC GROWTH portfolio
--------------------------------------------------------------------------------
OBJECTIVE This Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer the potential for a higher level of capital growth and corresponding levels of principal risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS All of the Portfolios allocate their assets among certain of the Funds to achieve their objectives. This Portfolio generally invests at least 75% of its net assets in the Equity Funds.


The Portfolio may invest up to 25% of its assets in each of the Short Term Income, WM High Yield and Money Market Funds. It may also invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds.



The Portfolio may also invest in U.S. GOVERNMENT SECURITIES, short-term fixed-income securities rated A or higher, commercial paper (including master notes and bank obligations), REPURCHASE AGREEMENTS and STRATEGIC TRANSACTIONS (derivatives), such as futures contracts and options.



The Portfolio shares the principal risks of each Fund in which it invests, as well as portfolio risk.


                               YEARLY performance

[Strategic Growth Portfolio Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -20.59


During the period shown above, the highest quarterly return was 8.20% (for the quarter ended 12/31/02), and the lowest was -16.26% (for the quarter ended 9/30/02). Performance of an investment in the Portfolio through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 PORTFOLIO SHARES                                             -20.59%        -13.97%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                 -22.10%        -13.35%
----------------------------------------------------------------------------------------



* This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                                   REIT fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a high level of current income and intermediate- to long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The Fund's investments may also include CONVERTIBLE SECURITIES, MORTGAGE-BACKED SECURITIES, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRs) and EUROPEAN DEPOSITARY RECEIPTS (EDRs), REPURCHASE AGREEMENTS and ZERO-COUPON BONDS.


WM Advisors seeks investments for the Fund that represent a variety of sectors in the real estate industry. In selecting investments for the Fund, WM Advisors looks for high-quality REITs at attractive values which have fundamental indicators of dividend growth potential, capital appreciation, a strong financial position, low tenant concentration, and solid management demonstrating consistency in adding value and generating cash flow.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Real Estate Risk

- Derivatives Risk

- Liquidity Risk

- Leveraging Risk

- Management Risk

- Smaller Company Risk

NO PERFORMANCE INFORMATION IS AVAILABLE FOR THE REIT FUND BECAUSE IT HAD NOT COMMENCED OPERATIONS PRIOR TO THE DATE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                               EQUITY INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide a relatively high level of current income while achieving long-term growth of income and capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in dividend-paying common stocks and preferred stocks. The Fund's investments may also include bonds, convertible securities, U.S. GOVERNMENT SECURITIES, AMERICAN DEPOSITARY RECEIPTS (ADRs) AND EUROPEAN DEPOSITARY RECEIPTS (EDRs), MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), REPURCHASE AGREEMENTS and REAL ESTATE INVESTMENT TRUSTS (REITs).


In selecting fixed-income investments for the Fund, WM Advisors looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than WM Advisors believes they are worth.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

                               YEARLY performance
[Equity Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -12.67


During the period shown above, the highest quarterly return was 7.53% (for the quarter ended 12/31/02), and the lowest was -14.69% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


-----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                     PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                          ONE YEAR      (5/1/01)
-----------------------------------------------------------------------------------------
 FUND SHARES                                                   -12.67%         -5.93%
-----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                 -22.10%        -17.71%
-----------------------------------------------------------------------------------------
 S&P 500/BARRA VALUE INDEX                                     -20.85%        -19.26%
-----------------------------------------------------------------------------------------



 * This index is constructed by ranking the securities in the Standard & Poor's 500 Index by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the Standard & Poor's 500 Index.


** This is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                              GROWTH & INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to provide long-term capital growth. Current income is a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks. In selecting investments for the Fund, WM Advisors looks for common stocks that it believes are currently undervalued and whose issuers WM Advisors believes have the potential to increase earnings over time. WM Advisors seeks out companies that it believes have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long term.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk


- Real Estate Risk


                               YEARLY performance
[Growth & Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -21.33


During the period shown above, the highest quarterly return was 8.31% (for the quarter ended 12/31/02), and the lowest was -16.57% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -21.33%        -16.28%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX*                                 -22.10%        -13.35%
----------------------------------------------------------------------------------------



* This is an index of 500 industrial, transportation utility and financial companies widely regarded by investors as representative of the U.S. stock market.

--------------------------------------------------------------------------------
                             WEST COAST EQUITY fund
--------------------------------------------------------------------------------


OBJECTIVE  This Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The Fund's investments may include REAL ESTATE INVESTMENT TRUSTS (REITs).

In selecting investments for the Fund, WM Advisors looks for equity securities that it believes are undervalued, yet well-managed, with excellent long-term growth possibilities.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Geographic Concentration Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

- Real Estate Risk

                               YEARLY performance
[West Coast Equity Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -22.67


During the period shown above, the highest quarterly return was 7.74% (for the quarter ended 12/31/02), and the lowest was -20.59% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -22.67%        -14.73%
----------------------------------------------------------------------------------------
 RUSSELL 3000 INDEX*                                          -21.54%        -12.40%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%        -13.35%
----------------------------------------------------------------------------------------


 * This index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, representing approximately 98% of the investable U.S. equity market.

** Effective May 1, 2003, the Russell 3000 Index replaced the Standard & Poor's
   500 Index, which is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                               MID CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks of companies having market capitalizations in the range of companies included in the S&P MidCap 400 Index at the time of purchase. In selecting investments for the Fund, WM Advisors looks for equity investments in companies which have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long-term.


In determining whether securities should be sold, the Advisor considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk
- Management Risk

- Smaller Company Risk

- Real Estate Risk

                               YEARLY performance
[Mid Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -10.54


During the period shown above, the highest quarterly return was 6.41% (for the quarter ended 12/31/02), and the lowest was -13.56% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.

                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (5/1/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -10.54%        -2.92%
----------------------------------------------------------------------------------------
 STANDARD & POOR'S MIDCAP 400 INDEX*                          -14.51%        -8.80%
----------------------------------------------------------------------------------------


* This is an unmanaged index of the common stocks of 400 mid-size U.S. companies selected on the basis of market capitalization, liquidity and industry representation.

--------------------------------------------------------------------------------
                                  GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in common stocks, including FOREIGN INVESTMENTS, that, in the opinion of WM Advisors or a sub-advisor, offer potential for growth. The Fund may also invest in commercial paper and preferred stock.


In selecting investments for the Fund, the Fund's three sub-advisors look for individual companies that they believe have exceptional potential for growth, regardless of economic conditions. WM Advisors will determine the proportion of the Fund's assets to be managed by each sub-advisor. Companies are evaluated on their individual merit, their ability to generate earnings growth, and their superior management teams, rather than on the broad analysis of a particular sector or market trend.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                               YEARLY performance
[Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -31.16


During the period shown above, the highest quarterly return was 7.27% (for the quarter ended 12/31/02), and the lowest was -17.09% (for the quarter ended 6/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


-------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST      SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR       (11/6/01)
-------------------------------------------------------------------------------------------
 FUND SHARES                                                  -31.16%         -24.24%
-------------------------------------------------------------------------------------------
 RUSSELL 1000 GROWTH*                                         -27.89%         -18.39%
-------------------------------------------------------------------------------------------
 STANDARD & POOR'S 500 INDEX**                                -22.10%         -13.35%
-------------------------------------------------------------------------------------------


 * This index represents the performance of those companies in the Russell 1000 Index (the 1,000 largest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

** Effective May 1, 2003, the Russell 1000 Growth Index replaced the Standard &
   Poor's 500 Index, which is an index of 500 industrial, transportation, utility and financial companies widely regarded by investors as representative of the U.S. stock market, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                              SMALL CAP STOCK fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index.

In selecting investments for the Fund, WM Advisors looks for small capitalization companies that it expects to achieve growth in earnings and revenues or that it believes are currently undervalued relative to their true worth. The Fund will not necessarily dispose of a security merely because its issuers market capitalization is no longer in the range represented by the Russell 2000 Index.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                               YEARLY performance
[Small Cap Stock Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -47.28


During the period shown above, the highest quarterly return was 13.49% (for the quarter ended 12/31/02), and the lowest was -30.52% (for the quarter ended 6/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (5/1/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -47.28%        -33.05%
----------------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX*                                   -30.26%        -21.71%
----------------------------------------------------------------------------------------
 RUSSELL 2000 INDEX**                                         -20.48%        -11.98%
----------------------------------------------------------------------------------------


 * This index measures the performance of those companies in the Russell 2000 Index (the 2,000 smallest companies included in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values.

** Effective May 1, 2003, the Russell 2000 Growth Index replaced the Russell
   2000 Index, which represents the smallest 2,000 companies followed by Russell and is used to measure the U.S. small cap market, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                           INTERNATIONAL GROWTH fund
--------------------------------------------------------------------------------

OBJECTIVE  This Fund seeks to provide long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in equity securities of foreign issuers, including issuers located in developing or emerging market countries. The Fund may also use STRATEGIC TRANSACTIONS (derivatives), such as FOREIGN CURRENCY EXCHANGE TRANSACTIONS.


In selecting investments for the Fund, Capital Guardian Trust Company, the Fund's sub-advisor, seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts, and blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economies, industries, currencies, and markets.

Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

- Smaller Company Risk

                               YEARLY performance
[International Growth Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                            -15.91


During the period shown above, the highest quarterly return was 9.13% (for the quarter ended 12/31/02), and the lowest was -20.77% (for the quarter ended 9/30/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.



                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                  -15.91%        -10.67%
----------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE INDEX*      -15.66%        -10.39%
----------------------------------------------------------------------------------------



* This index includes stock markets of Europe, Australasia and the Far East weighted by capitalization and represents the equity markets of 21 countries.

--------------------------------------------------------------------------------
                             SHORT TERM INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks as high a level of current income as is consistent with prudent investment management and stability of principal.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high quality, short-term bonds and other FIXED-INCOME SECURITIES that are rated in the top four categories by a nationally recognized statistical rating organization ("NRSRO") or are of comparable quality ("investment grade"). Under normal circumstances, the Fund maintains a dollar-weighted average portfolio duration of three years or less. The Fund's investments may include corporate, U.S. GOVERNMENT, MORTGAGE-BACKED and ASSET-BACKED SECURITIES.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                               YEARLY performance
[Short Term Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                             5.86


During the period shown above, the highest quarterly return was 2.65% (for the quarter ended 6/30/02), and the lowest was 0.00% (for the quarter ended 3/31/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                   5.86%          5.06%
----------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY U.S. BROAD INVESTMENT CREDIT BOND
    INDEX (1-3 YEARS)*                                         6.54%          5.45%
----------------------------------------------------------------------------------------
 MERRILL LYNCH (1-3 YEARS) CORPORATE BOND INDEX**              6.52%          5.45%
----------------------------------------------------------------------------------------



 * This index measures the performance of bonds with maturities between 1-3 years issued in the U.S. investment-grade bond market and includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade securities.


** Effective May 1, 2003, the Salomon Smith Barney U.S. Broad Investment Credit
   Bond Index (1-3 Years) replaced the Merrill Lynch (1-3 Years) Corporate Bond Index, which includes all investment-grade corporate debt securities with maturities of one to three years, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                        U.S. GOVERNMENT SECURITIES fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks a high level of current income, consistent with safety and liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS  The Fund invests primarily in
U.S. GOVERNMENT SECURITIES, including collateralized mortgage obligations and other MORTGAGE-BACKED SECURITIES. The Fund may also invest in DOLLAR ROLLS, which may involve leverage.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                               YEARLY performance
[U.S. Government Securities Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                             8.57


During the period shown above, the highest quarterly return was 3.51% (for the quarter ended 9/30/02), and the lowest was 0.47% (for the quarter ended 3/31/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                    8.57%         6.08%
----------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY MORTGAGE INDEX*                           8.86%         6.37%
----------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. GOVERNMENT BOND INDEX**                  11.50%         6.86%
----------------------------------------------------------------------------------------



 * This index represents the mortgage-backed securities component of Salomon's U.S. Broad Investment-Grade Bond Index, and it consists of 30- and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages.


** Effective May 1, 2003, the Salomon Smith Barney Mortgage Index replaced the
   Lehman Brothers U.S. Government Bond Index, which includes all
   U.S. government agency and Treasury securities, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                                  INCOME fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks a high level of current income consistent with preservation of capital.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests primarily in a diversified pool of FIXED-INCOME SECURITIES, including corporate, U.S. GOVERNMENT and MORTGAGE-BACKED SECURITIES (including collateralized mortgage obligations), up to 35% of which may be in LOWER-RATED SECURITIES (sometimes called "junk bonds"). The Fund may also invest in convertible securities.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Currency Risk

- Foreign Investment Risk

- Leveraging Risk

- Derivatives Risk

- Liquidity Risk

- Management Risk

                               YEARLY performance
[Income Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                              9.4


During the period shown above, the highest quarterly return was 3.16% (for the quarters ended 9/30/02 and 12/31/02), and the lowest was 0.39% (for the quarter ended 3/31/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                    9.40%         6.85%
----------------------------------------------------------------------------------------
 SALOMON SMITH BARNEY U.S. BROAD INVESTMENT-GRADE BOND
    INDEX*                                                     10.09%         6.76%
----------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE BOND INDEX**                        10.27%         6.86%
----------------------------------------------------------------------------------------



 * This index measures the performance of bonds issued in the U.S. investment-grade bond market and includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed and investment-grade securities.


** Effective May 1, 2003, the Salomon Smith Barney U.S. Broad Investment-Grade
   Bond Index replaced the Lehman Brothers Aggregate Bond Index, which is intended to represent the U.S. fixed-income market as a whole, because WM Advisors believes the new benchmark more accurately reflects the Fund's performance characteristics.

--------------------------------------------------------------------------------
                               MONEY MARKET fund
--------------------------------------------------------------------------------

OBJECTIVE This Fund seeks to maximize current income while preserving capital and maintaining liquidity.


PRINCIPAL INVESTMENT STRATEGIES AND RISKS The Fund invests in high-quality money market instruments, which may include U.S. GOVERNMENT SECURITIES, FLOATING AND VARIABLE RATE SECURITIES, U.S. dollar denominated FOREIGN INVESTMENTS, ASSET-BACKED SECURITIES, REPURCHASE AGREEMENTS, WHEN-ISSUED SECURITIES, and DELAYED-DELIVERY TRANSACTIONS.


Among the principal risks of investing in the Fund are:

- Market Risk

- Credit Risk

- Foreign Investment Risk

- Liquidity Risk

- Management Risk

- Money Market Risk

                               YEARLY performance
[Money Market Fund Bar Graph]

                                                                             ANNUAL RETURN
                                                                             -------------
2002                                                                             1.13


During the period shown above, the highest quarterly return was 0.30% (for the quarter ended 9/30/02), and the lowest was 0.26% (for the quarter ended 12/31/02). Performance of an investment in the Fund through a variable annuity contract will be lower than that shown because the performance shown does not reflect insurance-related charges or expenses. See the accompanying annuity contract prospectus for more information.


                               PERFORMANCE TABLE


----------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                                    PAST     SINCE INCEPTION
(FOR PERIODS ENDED DECEMBER 31, 2002)                         ONE YEAR      (11/6/01)
----------------------------------------------------------------------------------------
 FUND SHARES                                                   1.13%          1.17%
----------------------------------------------------------------------------------------
 SALOMON BROTHERS 3-MONTH U.S. TREASURY BILL INDEX*            1.70%          1.80%
----------------------------------------------------------------------------------------



* This is an unmanaged index that measures the performance of 3-month U.S. Treasury bills.

                           SUMMARY OF PRINCIPAL RISKS


The value of your investment in a Portfolio or Fund changes with the value of the investments held by that Portfolio or Fund. Many factors can affect that value, and it is possible that you may lose money on investments in the Portfolios and Funds. Factors that can affect a particular Portfolio or Fund as a whole are called "principal risks." They are summarized in this section. The chart at the end of this section displays similar information. All Portfolios and Funds are subject to principal risks. These risks can change over time because the types of investments made by the Portfolios and Funds can change over time. Investments mentioned in this summary and described in greater detail under "Common Investment Practices" appear in BOLD TYPE. That section also includes more information about the Portfolios and Funds, their investments and the related risks.


+ MARKET RISK. Each of the Portfolios and Funds is subject to market risk, which is the general risk of unfavorable changes in the market value of a Fund's portfolio securities.

   One aspect of market risk is interest rate risk. As interest rates rise, your investment in a Portfolio or Fund is likely to be worth less because its income-producing equity or debt investments are likely to be worth less.


   Even Funds such as the Short Term Income and U.S. Government Securities Funds are subject to interest rate risk, even though they generally invest substantial portions of their assets in the highest quality debt securities, such as U.S. GOVERNMENT SECURITIES.



   Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be compounded for Funds such as the U.S. Government Securities and Income Funds that invest in MORTGAGE-BACKED or other ASSET-BACKED SECURITIES that may be prepaid. These securities have variable maturities that tend to lengthen when that is least desirable -- when interest rates are rising. Increased market risk is also likely for Funds such as the Short Term Income and Income Funds that may invest in debt securities paying no interest, such as ZERO-COUPON and PAY-IN-KIND securities.


   The Equity Funds, by investing in equity securities, such as common stock, preferred stock and convertible securities, are exposed to a separate set of market risks. Those risks include the risk of broader equity market declines as well as more specific risks affecting the issuer, such as management performance, financial leverage, industry problems and reduced demand for the issuer's goods or services.


+ CREDIT RISK. Each of the Funds may be subject to credit risk to the extent it invests in FIXED-INCOME SECURITIES, REITS or STRATEGIC TRANSACTIONS. This is the risk that the issuer or the guarantor of a debt security or other obligation, or the counterparty to any of a Fund's portfolio transactions (including, without limitation, REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS, LENDING OF SECURITIES, STRATEGIC TRANSACTIONS and other over-the-counter transactions), will be unable or unwilling to make a timely principal and/or interest payments, or to otherwise honor its obligations. Varying degrees of credit risk, often reflected in credit ratings, apply. Credit risk is particularly significant for Funds such as the Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock, Income and WM High Yield Funds that may invest significantly in LOWER-RATED SECURITIES. These securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks. The Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income, High Yield and Money Market Funds, which make FOREIGN INVESTMENTS denominated in U.S. dollars, are also subject to increased credit risk because of the added difficulties associated with requiring foreign entities to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.



+ CURRENCY RISK.  Funds such as the REIT, Equity Income, Growth & Income, West
  Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income and WM High Yield Funds that may invest in securities denominated in, and/or receive revenues in, FOREIGN CURRENCIES will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged.

+ FOREIGN INVESTMENT RISK. Each of the Funds that can make FOREIGN INVESTMENTS, such as the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income, WM High Yield and Money Market Funds may experience more rapid and extreme changes in value than Funds with investments solely in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Adverse developments in certain regions, such as southeast Asia, may adversely affect the markets of other countries whose economies appear to be unrelated. The West Coast Equity and Money Market Funds may also make U.S. dollar denominated foreign investments.


+ GEOGRAPHIC CONCENTRATION RISK. The West Coast Equity Fund, which invests significant portions of its assets in Alaska, California, Idaho, Montana, Oregon and Washington, generally has more exposure to regional economic risks than Funds making investments more broadly.


+ LEVERAGING RISK. When a Fund is BORROWING money or otherwise leveraging its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and WM High Yield Funds may achieve leverage by using REVERSE REPURCHASE AGREEMENTS and/or DOLLAR ROLLS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities and Income Funds may achieve leverage through the use of INVERSE FLOATING RATE INVESTMENTS. Funds such as the REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Short Term Income Funds may also take on leveraging risk by investing collateral from securities loans, by using STRATEGIC TRANSACTIONS (derivatives) and by BORROWING money to meet redemption requests.



+ REAL ESTATE RISK.  Funds such as the REIT, Equity Income, Growth & Income,
  West Coast Equity and Mid Cap Stock Funds, which may invest a significant portion of their assets in REITs, are subject to risks affecting real estate investments. Investments in the real estate industry, even though representing interests in different companies and sectors within the industry, may be affected by common economic forces and other factors. This increases a Fund's vulnerability to factors affecting the real estate industry. This risk is significantly greater than for a fund that invests in a range of industries, and may result in greater losses and volatility. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. A Fund investing in REITs will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. A Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and/or fail to qualify for an exemption from registration as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The REIT Fund is especially sensitive to these risks because it normally invests at least 80% of its net assets plus borrowings for investment purposes in REIT securities.



+ DERIVATIVES RISK. Each of the Funds, except the Money Market Fund, may, subject to the limitations and restrictions stated elsewhere in this Prospectus and the SAI, use STRATEGIC TRANSACTIONS, such as forward contracts, futures contracts, options, swaps, caps, floors and collars, which are financial contracts whose value depends on, or is derived from, the value of something else, such as an underlying asset, reference rate or index. In addition to other risks, such as the credit risk of the counterparty, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates and indices.

+ LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds may be subject to liquidity risk. Funds that engage in STRATEGIC TRANSACTIONS, make FOREIGN INVESTMENTS, or invest in securities involving substantial market and/or credit risk tend to involve greater liquidity risk. In addition, liquidity risk increases for Funds that hold RESTRICTED SECURITIES.

+ MANAGEMENT RISK. Each Portfolio and Fund is subject to management risk because it is an actively managed investment portfolio. WM Advisors, or the sub-advisor if applicable, will apply its investment techniques and risk analyses in making investment decisions for the Portfolios or Funds, but there can be no guarantee that they will meet stated objectives or produce desired results. In some cases derivatives and other investments may be unavailable or WM Advisors or the sub-advisor may choose not to use them under market conditions when their use, in hindsight, may be determined to have been beneficial to the Portfolios or Funds.


+ SMALLER COMPANY RISK. Market risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. The Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds generally have the greatest exposure to this risk.



+ MONEY MARKET RISK. While the Money Market Fund is designed to be a relatively low risk investment, it is not entirely free of risk. The Money Market Fund may not be able to maintain a net asset value ("NAV") of $1.00 per share as a result of a deterioration in the credit quality issuers whose securities the Funds hold, or an increase in interest rates. In addition, investment in the Money Market Fund is subject to the risk that inflation may erode the investment's purchasing power over time.



+ PORTFOLIO REALLOCATION RISK. From time to time, one or more of a Portfolio's underlying Funds may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios as recommended by WM Advisors. These transactions will affect such Funds, since the Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Fund performance to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. WM Advisors is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. WM Advisors may nevertheless face conflicts in fulfilling its dual responsibilities to the Portfolios and the Funds. WM Advisors will at all times monitor the impact on the Funds of transactions by the Portfolios.



+ PORTFOLIO RISK. Each of the Portfolios allocates its assets among the Funds as determined by its Advisors and in accordance with the investment restrictions previously discussed. As a result, the Portfolios share the risks of each of the Funds in which they invest, which are described above.



   In particular, the Portfolios may be subject to credit risk. For instance, the Strategic Growth Portfolio can invest up to 50% of its assets in each of the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock and International Growth Funds and up to 25% of its assets in the WM High Yield Fund. Each of these Funds may invest significant amounts of its assets in LOWER-RATED SECURITIES ("junk bonds"). The Portfolios may also be exposed to foreign investment risk through their investments in the REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Money Market Funds. In choosing among the Portfolios, investors should understand the risks of each of the Funds and the extent to which each Portfolio invests in each Fund.



   In addition to the expenses of the underlying Funds, which are indirectly borne by investors in the Portfolio, investment in the Funds through the Portfolios involves certain expenses that would not be present in a direct investment in the Funds. See "Tax Considerations" for additional information about tax implications of investing in the Funds and Portfolios.

   Under certain circumstances, a Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution in kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until WM Advisors determines that it is appropriate to dispose of such securities.

   The officers, trustees, advisor, distributor and transfer agent of the Portfolios serve in the same capacities for the Funds. Conflicts may arise as these persons and companies seek to fulfill their fiduciary responsibilities to the Portfolios and the Funds. Because WM Advisors earns different fees from the Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of WM Advisors.

                            PRINCIPAL RISKS by fund


The following chart summarizes the principal risks of each Fund other than market risk, credit risk, liquidity risk, management risk and portfolio reallocation risk, which apply to all of the Funds. The Portfolios share in the risks of each of the Funds in which they invest. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.



                                   Foreign     Geographic                 Real                Smaller  Money
                       Currency   Investment  Concentration  Leveraging  Estate  Derivatives  Company  Market
                         Risk        Risk         Risk          Risk      Risk      Risk       Risk     Risk
    REIT                   X          X                          X         X          X          X
    fund

    EQUITY INCOME          X          X                          X         X          X          X
    fund

    GROWTH &
    INCOME                 X          X                          X         X          X          X
    fund

    WEST COAST EQUITY      X          X             X                      X          X          X
    fund

    MID CAP STOCK
    fund                   X          X                          X         X          X          X

    GROWTH
    fund                   X          X                          X                    X          X

    SMALL CAP
    STOCK                  X          X                          X                    X          X
    fund

    INTERNATIONAL
    GROWTH                 X          X                          X                    X          X
    fund

    SHORT TERM INCOME      X          X                          X                    X
    fund

    U.S. GOVERNMENT
    SECURITIES                                                   X                    X
    fund

    INCOME
    fund                   X          X                          X                    X

    WM HIGH YIELD
    fund                   X          X                          X                    X          X

    MONEY
    MARKET                            X                          X                                       X
    fund

--------------------------------------------------------------------------------


                 FEES AND EXPENSES OF THE PORTFOLIOS AND FUNDS



This table describes the fees and expenses that you may pay if you invest in shares of a Portfolio or Fund. Insurance-related charges and expenses are not included. Each of the Portfolios and Funds may offer other classes of shares that are subject to different fees and expenses. For information about other classes of shares offered by the Portfolios or Funds, please contact WM Shareholder Services at 800-222-5852. The examples below are intended to help you compare the cost of investing in the Portfolios and Funds with the costs of investing in other mutual funds. The examples assume that your investment has a 5% return each year, as required for illustration purposes by the Securities and Exchange Commission, and that the Portfolio's or Fund's operating expenses remain the same. Your actual costs may be higher or lower than those in the examples.


-----------------------------------------------------------------------------------------
                                                             ANNUAL FUND
                                                         OPERATING EXPENSES
                                                     (expenses that are deducted
                                                          from Fund assets)
         --------------------------------------------------------------------------------
                                                                                  Total
                                                                                 Annual
                                                         Service                  Fund
                                            Management   (12b-1)      Other     Operating
                                               Fees      Fees(1)    Expenses    Expenses
         --------------------------------------------------------------------------------
         Flexible Income Portfolio(2)          0.10%       0.25%      0.20%        0.55%
         --------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)    0.10        0.25       0.31         0.66
         --------------------------------------------------------------------------------
         Balanced Portfolio(2)                 0.10        0.25       0.19         0.54
         --------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)      0.10        0.25       0.19         0.54
         --------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)         0.10        0.25       0.22         0.57
         --------------------------------------------------------------------------------
         REIT Fund(3)                          0.80        0.25       0.12         1.17
         --------------------------------------------------------------------------------
         Equity Income Fund                    0.63        0.25       0.07         0.95
         --------------------------------------------------------------------------------
         Growth & Income Fund                  0.76        0.25       0.05         1.06
         --------------------------------------------------------------------------------
         West Coast Equity Fund                0.63        0.25       0.08         0.96
         --------------------------------------------------------------------------------
         Mid Cap Stock Fund                    0.75        0.25       0.09         1.09
         --------------------------------------------------------------------------------
         Growth Fund                           0.89        0.25       0.11         1.25
         --------------------------------------------------------------------------------
         Small Cap Stock Fund                  0.88        0.25       0.12         1.25
         --------------------------------------------------------------------------------
         International Growth Fund             0.95        0.25       0.31         1.51
         --------------------------------------------------------------------------------
         Short Term Income Fund                0.50        0.25       0.12         0.87
         --------------------------------------------------------------------------------
         U.S. Government Securities Fund       0.50        0.25       0.06         0.81
         --------------------------------------------------------------------------------
         Income Fund                           0.50        0.25       0.06         0.81
         --------------------------------------------------------------------------------
         Money Market Fund                     0.45        0.25       0.12         0.82
         --------------------------------------------------------------------------------

-------------------------------------------  -------------------------------------------------
                                                EXAMPLES: You would pay the following
                                              expenses on a $10,000 investment assuming
                                                  a 5% annual return and redemption
                                                     at the end of each period.
         ----------------------------------  -------------------------------------------------

                                               One       Three       Five         Ten
                                              Year       Years       Years       Years
         ----------------------------------  -------------------------------------------------
         Flexible Income Portfolio(2)          $56       $176        $307        $689
         ----------------------------------  --------------------------------------------------------------------------------
         Conservative Balanced Portfolio(2)     67        211         368         822
         ----------------------------------  --------------------------------------------------------------------------------
         Balanced Portfolio(2)                  55        173         302         677
         ----------------------------------  --------------------------------------------------------------------------------
         Conservative Growth Portfolio(2)       55        173         302         677
         ----------------------------------  --------------------------------------------------------------------------------
         Strategic Growth Portfolio(2)          58        183         318         714
         ----------------------------------  --------------------------------------------------------------------------------
         REIT Fund(3)                          119        372          --          --
         ----------------------------------  --------------------------------------------------------------------------------
         Equity Income Fund                     97        303         525       1,166
         ----------------------------------  --------------------------------------------------------------------------------
         Growth & Income Fund                  108        337         585       1,294
         ----------------------------------  --------------------------------------------------------------------------------
         West Coast Equity Fund                 98        306         531       1,178
         ----------------------------------  --------------------------------------------------------------------------------
         Mid Cap Stock Fund                    111        347         601       1,329
         ----------------------------------  --------------------------------------------------------------------------------
         Growth Fund                           127        397         686       1,511
         ----------------------------------  --------------------------------------------------------------------------------
         Small Cap Stock Fund                  127        397         686       1,511
         ----------------------------------  --------------------------------------------------------------------------------
         International Growth Fund             154        477         824       1,802
         ----------------------------------  --------------------------------------------------------------------------------
         Short Term Income Fund                 89        278         482       1,073
         ----------------------------------  --------------------------------------------------------------------------------
         U.S. Government Securities Fund        83        259         450       1,002
         ----------------------------------  --------------------------------------------------------------------------------
         Income Fund                            83        259         450       1,002
         ----------------------------------  --------------------------------------------------------------------------------
         Money Market Fund                      84        262         455       1,014
         ----------------------------------  --------------------------------------------------------------------------------


    (1) 12b-1 fees represent servicing fees which are paid to WM Funds Distributor, Inc. (the "Distributor").
    (2) Does not include underlying Fund expenses that the Portfolios bear indirectly.

    (3) Percentages for the REIT Fund are based on estimated amounts for the current fiscal year.

--------------------------------------------------------------------------------

ESTIMATED AGGREGATE PORTFOLIO EXPENSES



The following table sets forth the estimated aggregate expenses of the Portfolios, including expenses of the underlying Funds, based upon expenses for each Portfolio shown in the table above and corresponding expenses for each underlying Fund. These estimates assume a constant allocation by each Portfolio of its assets among the underlying Funds identical to the actual allocation of the Portfolio at December 31, 2002. A Portfolio's actual expenses may be higher as a result of changes in the allocation of the Portfolio's assets among the underlying Funds, the expenses of the underlying Funds, and/or the Portfolio's own expenses.


--------------------------------------------------------------------------------------------------------------------------------
                                                                   EXAMPLES: You would pay the following combined expenses on a
                                                                        $10,000 investment assuming a 5% annual return and
                                                                               redemption at the end of each period.
         -----------------------------------------------------------------------------------------------------------------------
                                                         Total
                                                        Annual
                                                       Combined
                                                       Operating       One            Three           Five             Ten
                                                       Expenses        Year           Years           Years           Years
         -----------------------------------------------------------------------------------------------------------------------
         Flexible Income Portfolio                       1.19%         $121            $378            $654           $1,443
         Conservative Balanced Portfolio                 1.33%          135             421             729            1,601
         Balanced Portfolio                              1.26%          128             400             692            1,523
         Conservative Growth Portfolio                   1.34%          136             425             734            1,613
         Strategic Growth Portfolio                      1.41%          144             446             771            1,691
--------------------------------------------------------------------------------------------------------------------------------

---  -------

     -------

     -------
--------------------------------------------------------------------------------------------------------------------------------


As of December 31, 2002, the Portfolios' assets were allocated among the underlying Funds as follows:


-------------------------------------------------------------------------------------------------------------------------------
                                                      Flexible     Conservative                 Conservative    Strategic
                                                       Income        Balanced      Balanced        Growth        Growth
                                                      Portfolio     Portfolio      Portfolio     Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
  Equity Income Fund                                      3%             6%           10%            13%           14%
  Growth & Income Fund                                    9%            10%           16%            24%           29%
  West Coast Equity Fund                                  2%             3%            5%             7%            9%
  Mid Cap Stock Fund                                      3%             4%            6%             8%           11%
  Growth Fund                                             4%             6%           10%            13%           15%
  Small Cap Stock Fund                                    1%             2%            3%             4%            6%
  International Growth Fund                               0%             3%            5%             7%            9%
  Short Term Income Fund                                 13%             8%            2%             0%            0%
  U.S. Government Securities Fund                        26%            20%           15%             6%            0%
  Income Fund                                            32%            30%           19%            12%            0%
  WM High Yield Fund                                      7%             7%            6%             6%            6%
  Other Assets                                            0%             1%            3%             0%            1%
-------------------------------------------------------------------------------------------------------------------------------

                    DESCRIPTION OF THE PORTFOLIOS AND FUNDS

This section provides a more complete description of the principal investment strategies and risks of each Portfolio and Fund. The "Common Investment Practices" section that follows provides additional information about the principal investment strategies of the Funds and identifies the Portfolios and Funds that may engage in such practices to a significant extent. The Funds may undertake other strategies for temporary defensive purposes. These strategies may cause the Funds to miss out on investment opportunities and may prevent the Funds from achieving their goals. You can find additional descriptions of the Portfolios' and Funds' strategies and risks in the SAI. Except for policies explicitly identified as "fundamental" in this Prospectus or the SAI, the investment objectives and investment policies set forth in this Prospectus and the SAI are not fundamental and may be changed at any time without shareholder consent. Except as otherwise indicated, all policies and limitations are considered at the time of purchase; the sale of securities is not required in the event of a subsequent change in valuation or other circumstances.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS


The Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return.


In order to achieve its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Funds listed in this Prospectus and the WM High Yield Fund, a series of WM Trust I. Even so, the Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio's investments in those market segments and their corresponding Funds. WM Advisors may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Funds in accordance with its investment objective, WM Advisors' outlook for the economy and the financial markets, and the relative market valuations of the Funds.


Each of the Portfolios may invest in the WM High Yield Fund, a diversified mutual fund managed by WM Advisors. The Fund, which is not available for direct purchase through a variable annuity contract, invests primarily in below investment grade fixed-income securities (sometimes referred to as "junk bonds"). It is subject to the same principal risks as the Income Fund with a higher degree of credit risk and foreign investment risk as well as smaller company risk.


In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest directly in stock or bond index futures and options thereon and the following short-term instruments:


- short-term securities issued by the U.S. government, its agencies, sponsored entities, instrumentalities, authorities or political subdivisions;



- other short-term debt securities rated A or higher by Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings ("Fitch") or Standard & Poor's Ratings Services ("S&P"), or if unrated, of comparable quality in the opinion of WM Advisors;


- commercial paper, including master notes;

- bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and

- repurchase agreements.


At the time a Portfolio invests in any commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody's or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the investment must be of comparable quality in the opinion of WM Advisors. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with the Advisor's current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the

Portfolio's total assets. A Portfolio may use futures contracts and options only for bona fide hedging transactions. Futures contracts and options may be used to reallocate the Portfolio's assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index. As a fundamental policy, which may not be changed without shareholder approval, each Portfolio will concentrate its investments in shares of the Funds.

EQUITY FUNDS


REIT FUND. Under normal market conditions, the REIT Fund will invest at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. REIT securities are investments in real estate investment trusts. The Fund may also invest in U.S. government obligations, convertible securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities and enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. The Fund may invest up to 20% of its assets in below investment grade fixed-income securities. The Fund may invest in money market instruments for temporary or defensive purposes and may invest in fixed-income securities of any maturity including mortgage-backed securities, U.S. government securities and asset-backed securities. The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. While no individual Fund is intended as a complete investment program, this is particularly true of the REIT Fund, which could be adversely impacted by economic trends within the real estate industry.



EQUITY INCOME FUND. The Equity Income Fund invests in a combination of equity and fixed-income securities. Under normal market conditions, at least 25% of the Equity Income Fund's assets will be invested in fixed-income securities, including preferred stocks and that portion of the value of convertible securities which is not attributable to a conversion feature. The Fund may invest in money market instruments for temporary or defensive purposes. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities and asset-backed securities, and may also invest up to 20% of its assets, in below investment grade fixed-income securities (sometimes called "junk bonds"). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 20% of its assets in REITs. The Fund may write
(sell) covered call options. The Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers.


GROWTH & INCOME FUND. The Growth & Income Fund invests primarily in common stocks. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in REITs. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 35% of its assets in below investment grade fixed-income securities.


WEST COAST EQUITY FUND. Under normal circumstances, at least 80% of the Fund's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of West Coast companies. WM Advisors defines West Coast companies to include those with: (i) principal executive offices located in the region,
(ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region.



The Fund is permitted to invest in money market instruments for temporary defensive purposes. The Fund may invest up to 20% of its assets in REITs and below investment grade fixed-income securities.



Because the Fund concentrates its investments in companies located or doing business in the West Coast region, it is not intended as a complete investment program, and could be adversely impacted by economic trends within this six-state area (Alaska, California, Idaho, Montana, Oregon and Washington).



MID CAP STOCK FUND. The Mid Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P MidCap 400 Index. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 20% of its assets in REITs. The Fund may invest in fixed income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below investment grade fixed-income securities.



The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of its total net assets. The Fund may invest up to 25% of its assets in securities of foreign issuers.



GROWTH FUND. The Growth Fund invests primarily in common stocks believed to have significant appreciation potential. The Fund also may invest in debt securities, bonds, convertible bonds, preferred and convertible preferred stock, including up to 20% of its assets in below investment grade fixed-income securities.



The Fund's portfolio is managed by its three sub-advisors -- Janus, Columbia and Oppenheimer. WM Advisors will determine the portion of the Fund's assets to be managed by each of the Fund's three sub-advisors. Because WM Advisors earns different fees on the amounts allocated to each of the Fund's sub-advisors, there may be a conflict between the interests of the Fund and the economic interests of WM Advisors.



The Fund may invest up to 25% of its assets in foreign securities, usually foreign common stocks, and up to 5% of its assets in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets"). The Fund may also engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.



SMALL CAP STOCK FUND. The Small Cap Stock Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase. In addition to common stock, the Fund's equity securities may include convertible bonds, convertible preferred stock and warrants to purchase common stock. The Fund may also invest in money market instruments for temporary or defensive purposes. The Fund may invest up to 25% of its assets in securities of foreign issuers and up to 5% of its assets in securities of issuers located in developing or emerging market countries. The Fund may invest up to 20% of its assets in non-investment grade debt securities (sometimes called "junk bonds") if the Advisor believes that doing so will be consistent with the goal of capital appreciation.



INTERNATIONAL GROWTH FUND. The International Growth Fund invests primarily in equity securities of issuers located in foreign countries that Capital Guardian, the Fund's sub-advisor, believes present attractive investment opportunities.



In selecting investments for the Fund, the sub-advisor seeks to identify foreign stocks which have an attractive valuation, high return on invested capital, excellent cash flow, strong balance sheets, and strong management. Capital Guardian utilizes a research driven "bottom-up" approach in that decisions are made based upon extensive field research and direct company contacts, and blends its basic value-oriented approach with macroeconomic and political judgments on the outlook for economics, industries, currencies, and markets.



Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and the range of investment opportunities available to international investors. The relative strength or weakness of a particular country's currency or economy may help determine whether securities of issuers located in such country will be purchased or sold. The Fund may invest without limit in the securities of issuers located in any country (except as provided below with respect to emerging market countries). The Fund will emphasize established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.


The Fund invests in common stock and may invest in other securities with equity characteristics, such as trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets and may invest in restricted or unlisted securities.

The Fund intends to stay fully invested in the securities described above to the extent practical. Fund assets may be invested in short-term debt instruments to meet anticipated day-to-day operating expenses, and for temporary defensive purposes. In addition, when the Fund experiences large cash inflows, it may hold short-term investments until desirable equity securities become available. These short-term instruments are generally rated A or higher by Moody's or S&P, or, if unrated, of comparable quality in the opinion of the Fund's sub-advisor.



The Fund may invest up to 30% of its assets in the securities of companies in or governments of developing or emerging markets, provided that no more than 5% of the Fund's total assets are invested in any one emerging market country. For temporary defensive purposes, the Fund may invest a major portion of its assets in securities of U.S. issuers. Furthermore, the Fund may invest up to 5% of its total assets in investment grade corporate debt securities having maturities longer than one year, including Euro-currency instruments and securities.


FIXED-INCOME FUNDS


SHORT TERM INCOME FUND. The Short Term Income Fund maintains a weighted average duration of three years or less and a weighted average maturity of five years or less. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity of the present value of future cash flows, including interest and principal payments. Thus, duration involves WM Advisors' judgment with respect to both interest rates and expected cash flows.



The Fund will make all of its investments in debt securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations ("NRSRO") or, if unrated, are judged to be of comparable quality by the Advisor ("investment grade" securities). All debt securities purchased by the Fund will be investment grade at the time of purchase.


The Fund may invest in securities issued or guaranteed by domestic and foreign governments and government agencies and instrumentalities and in high-grade corporate debt securities, such as bonds, debentures, notes, equipment lease and trust certificates, mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The Fund may invest up to 5% of its assets in preferred stock.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks. Investment in foreign securities is subject to special risks.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may invest up to 10% of its assets in securities of unaffiliated mutual funds. The Fund may borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


U.S. GOVERNMENT SECURITIES FUND. It is a policy of the Fund to invest only in U.S. government securities, including mortgage-backed securities and collateralized mortgage obligations and repurchase agreements which are secured by U.S. government securities. The Fund may borrow up to 30% of its total net assets for emergency, non-investment purposes and may enter into dollar roll transactions.


INCOME FUND.  The Income Fund invests most of its assets in:

- debt and convertible debt securities;


- U.S. government securities, including mortgage-backed securities issued by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC") or similar government agencies or government sponsored entities;

- commercial mortgage-backed securities;

- obligations of U.S. banks that belong to the Federal Reserve System;

- preferred and convertible preferred stocks;

- the highest grade commercial paper as rated by Fitch, S&P or Moody's; and

- deposits in U.S. banks.

The Fund may invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund.

The Fund may borrow up to 5% of its total net assets for emergency, non-investment purposes, and may enter into dollar roll transactions. The Fund may purchase securities of issuers that deal in real estate or securities that are secured by interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt securities secured by real estate or interests therein. The Fund may also purchase and sell interest rate futures and options. The Fund may invest up to 35% of its assets in lower-rated fixed-income securities (sometimes called "junk bonds").


WM HIGH YIELD FUND. Among the principal risks of investing in the WM High Yield Fund are: market risk, credit risk, currency risk, foreign investment risk, derivatives risk, liquidity risk, leveraging risk, management risk and smaller company risk. These risks are described in greater detail in the "Summary of Principal Risks."



The WM High Yield Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities (including debt securities, convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or Baa by Moody's or of equivalent quality as determined by the Advisor. The remainder of the Fund's assets may be invested in any other securities the Advisor believes are consistent with the Fund's objective, including higher rated fixed-income securities, common stocks and other equity securities. The Fund may also invest in securities of foreign issuers including those located in developing or emerging countries, and engage in hedging strategies involving options.



MONEY MARKET FUND. To accomplish its objective, the Money Market Fund invests only in U.S. dollar-denominated short-term, money market securities. It will only purchase securities issued or guaranteed by the U.S. government, its agencies, sponsored entities or instrumentalities, or securities that are, or have issuers that are:



- rated by at least two NRSROs, such as S&P or Moody's, in one of the two highest rating categories for short-term debt securities;


- rated in one of the two highest categories for short-term debt by the only NRSRO that has issued a rating; or

- if not so rated, are determined to be of comparable quality.


A description of the rating systems of S&P, Moody's and Fitch is contained in Appendix A to this Prospectus and in the SAI. At the time of investment, no security purchased by the Money Market Fund (except U.S. government securities subject to repurchase agreements and variable rate demand notes) will have a maturity exceeding 397 days, and the Fund's average portfolio maturity will not exceed 90 days. The Money Market Fund will attempt to maintain a stable NAV of $1.00, but there can be no assurance that it will be able to do so.


The Fund invests solely in money market instruments that are selected from the following six general categories:


- U.S. government securities;


- short-term commercial notes (including asset-backed securities) issued directly by U.S. and foreign businesses, banking institutions, financial institutions (including brokerage, finance and insurance companies) and state and local governments and municipalities to finance short-term cash needs;

- obligations of U.S. and foreign banks with assets of more than $500 million;

- securities issued by foreign governments, their agencies or instrumentalities or by supranational entities;

- short-term corporate securities rated in one of the two highest rating categories by an NRSRO; and

- repurchase agreements.

COMMON INVESTMENT PRACTICES


The next several pages contain more detailed information about types of securities in which the Portfolios and Funds may invest and strategies which the Advisor or the respective sub-advisor may employ in pursuit of that Fund's or Portfolio's investment objective and a summary of risks and restrictions associated with these securities and investment practices. For more information, see the SAI.



BORROWING. The Funds and Portfolios may borrow money from banks solely for temporary or emergency purposes, subject to various limitations. If a Fund borrows money, its share price and yield may be subject to greater fluctuation until the borrowing is paid off. For the Growth & Income, Growth, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and Money Market Funds, and for the Portfolios, such borrowings may not exceed 30% of total assets. The REIT, Equity Income, Mid Cap Stock and West Coast Equity Funds may borrow up to 5% of their total assets for emergency, non-investment purposes. Each of the foregoing percentage limitations on borrowings is a fundamental policy of the respective Portfolios and Funds.



The Short Term Income, U.S. Government Securities and Income Funds may enter into DOLLAR ROLLS. A Fund enters into a DOLLAR ROLL by selling securities for delivery in the current month and simultaneously contracting to repurchase, typically in 30 or 60 days, substantially similar (same type, coupon and maturity) securities on a specified future date. This may be considered borrowing from the counterparty and may produce similar leveraging effects. The proceeds of the initial sale of securities in the dollar roll transactions, for example, may be used to purchase long-term securities which will be held during the roll period. To the extent that the proceeds of the initial sale of securities are invested, the Fund will be subject to market risk on those securities as well as similar risk with respect to the securities the Fund is required to repurchase.


Each of the REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Short Term Income Funds may engage in REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline at the same time there is decline in the securities sold (and required to be repurchased).


FIXED-INCOME SECURITIES. The market value of fixed-income securities held by a Fund or Portfolio and, consequently, the value of the Fund's shares can be expected to vary inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, any net inflow of money to the Fund will likely be invested in instruments producing lower yields than the balance of its assets, thereby reducing current yield. In periods of rising interest rates, the opposite can be expected to occur. The prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition, securities purchased by a Fund may be subject to the risk of default. Fixed-income securities rated in the lower end of the investment-grade category (Baa or BBB) and below investment grade fixed-income securities may have speculative characteristics and may be more sensitive to economic changes and changes in the financial condition of their issuers.


The fixed-income securities in which the Funds may invest include ZERO-COUPON SECURITIES, which make no payments of interest or principal until maturity. Because these securities avoid the need to make current interest payments, they may involve greater credit risks than other fixed-income securities.


FLOATING RATE, INVERSE FLOATING RATE AND VARIABLE RATE INVESTMENTS. The REIT, Equity Income, Growth & Income, Short Term Income, U.S. Government Securities and Income Funds may purchase floating rate, inverse floating rate and variable rate investments, including participation interests therein and assignments thereof.

The Money Market Fund may purchase floating rate and variable rate obligations, including participation interests therein.

These Funds may also invest in securities representing interests in tax-exempt securities, known as inverse floating obligations or "residual interest bonds," which pay interest rates that vary inversely with changes in the interest rates of specified short-term tax-exempt securities or an index of short-term tax-exempt securities. The interest rates on inverse floating-rate obligations or residual interest bonds will typically decline as short-term market interest rates increase and increase as short-term market rates decline. These securities have the effect of providing a degree of investment leverage. They will generally respond to changes in market interest rates more rapidly than fixed-rate long-term securities (typically twice as fast). As a result, the market values of inverse floating-rate obligations and residual interest bonds will generally be more volatile than the market values of fixed-rate tax-exempt securities.


Although variable rate demand notes are frequently not rated by credit rating agencies, a Fund may purchase unrated notes that are determined by the Advisor or the Fund's sub-advisor to be of comparable quality at the time of purchase to rated instruments that may be purchased by the Fund. The absence of an active secondary market could make it difficult for a Fund to dispose of these securities in the event the issuer of the note were to default on its payment obligations, and the Fund could, for this or other reasons, suffer a loss as a result of the default.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS AND CURRENCY MANAGEMENT. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may, subject to the investment limitations stated elsewhere in this Prospectus and the SAI, engage in foreign currency exchange transactions. Funds that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and the U.S. dollar. These Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.


These Funds also may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. These transactions tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Advisor or a Fund's sub-advisor believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Fund's securities denominated in the less attractive currency. The Fund may also enter into a forward contract to sell a currency that is linked to a currency or currencies in which some or all of the Fund's portfolio securities are or could be denominated and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."



Forward currency exchange contracts are agreements to exchange one currency for another - for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen - at a future date and specified price. Because there is a risk of loss to the Fund if the other party does not complete the transaction, the Advisor or the Fund's sub-advisor will enter into forward currency exchange contracts only with parties approved by the Trusts' Board of Trustees or persons acting pursuant to their direction.



Each of the Funds other than the Equity Income, Growth & Income, West Coast Equity, U.S. Government and Money Market Funds may invest in securities that are indexed to certain specific foreign currency exchange rates. These securities expose the Funds to the risk of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an exchange rate-related security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular exchange rate-related security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an exchange rate-related security prior to maturity without incurring a significant loss.


While the foregoing actions are intended to protect the Fund from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated, and there can be no assurance that such transactions will be available or that the Funds will use such transactions even if they are available. Use of currency hedging techniques may also be limited by the need to protect the status of the Fund as a regulated investment company under the Code.



FOREIGN INVESTMENTS. The Equity Income, Growth & Income, West Coast Equity, and Money Market Funds may invest in securities of foreign issuers if such securities are denominated in U.S. dollars. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income and WM High Yield Funds may invest in both U.S. dollar denominated and non-U.S. dollar denominated foreign securities. There are certain risks involved in investing in foreign securities, including those resulting from:


- fluctuations in currency exchange rates;

- devaluation of currencies;

- future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions;

- reduced availability of public information concerning issuers; and

- the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.

Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends. The risks associated with foreign securities are generally greater for securities of issuers in emerging markets.

In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains well below that of the New York Stock Exchange. Accordingly, the Funds' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Funds normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States. Foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the value of the Funds' net assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates.


The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income, Income and WM High Yield Funds may invest in securities of foreign issuers directly or in the form of AMERICAN DEPOSITARY RECEIPTS ("ADRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), GLOBAL DEPOSITARY RECEIPTS ("GDRS") or other similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.


GEOGRAPHIC CONCENTRATION. Potential investors in the West Coast Equity Fund should consider the greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of

Alaska, California, Idaho, Montana, Oregon and Washington. See the SAI for a more detailed description of these risks.


HOLDINGS IN OTHER INVESTMENT COMPANIES. When the Advisor or a Fund's sub-advisor believes that it would be beneficial to the Fund, each of the REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may, subject to any limitations imposed by the 1940 Act, invest up to 10% of its assets in securities of mutual funds that are not affiliated with the Advisor or the Fund's sub-advisor. As a shareholder in any such mutual fund, the Fund will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Fund's advisory and administration fees with respect to the assets so invested. In addition, the Growth Fund may invest Fund assets in money market funds affiliated with Janus (one of its sub-advisors), provided that Janus remits to the Fund the amount of any investment advisory and administrative services fees paid to Janus as the investment manager of the money market fund.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. Up to 10% of the net assets of the Money Market Fund and up to 15% of the net assets of every other Fund may be invested in securities that are not readily marketable. Such illiquid securities may include:

- repurchase agreements with maturities greater than seven days;

- time deposits maturing in more than seven calendar days;

- to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon;

- certain over-the-counter options, as described in the SAI;

- certain variable rate demand notes having a demand period of more than seven days; and

- securities which are restricted under federal securities laws with respect to disposition (excluding certain Rule 144A securities, as described below).

Securities which may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, will not be included for the purposes of these restrictions, so long as such securities meet liquidity guidelines established by the Portfolios' and Funds' Board of Trustees.

Each of the Funds may purchase RESTRICTED SECURITIES (provided such securities are, in the case of the REIT, Equity Income, Growth & Income, West Coast Equity, U.S. Government Securities, Income and Money Market Funds, eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended). Although recent and ongoing developments in the securities markets have resulted in greater trading of restricted securities, making restricted securities, in many instances, more liquid than they once were considered to be, investing in restricted securities could increase the level of illiquidity of the portfolio securities of a Fund. This could make it more difficult for a Fund to fulfill shareholder redemption orders on a timely basis. If a Fund were required to sell these securities on short notice, it might be unable to obtain fair market value.

LENDING OF SECURITIES. Certain of the Funds may lend portfolio securities to brokers and other financial organizations. The Growth, Small Cap Stock, International Growth and Short Term Income Funds each may lend portfolio securities up to 20% of its total assets. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock, U.S. Government Securities, Income and Money Market Funds each may lend portfolio securities up to 33% of its total assets. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand.


LOWER-RATED SECURITIES. The Growth & Income, Growth, and Income Funds may each invest up to 35% of their total assets and the REIT, Equity Income, West Coast Equity, Mid Cap Stock, Small Cap Stock and WM High Yield Funds may each invest up to 20% of their assets in below investment grade fixed-income securities, sometimes referred to as "junk bonds."



Non-investment grade fixed-income securities usually entail greater risk (including the possibility of default or bankruptcy of the issuers), generally involve greater price volatility and risk of principal and income, and may be less liquid than higher-rated securities. Both price volatility and illiquidity may make it difficult for a Fund to value or to sell certain of these securities under certain market conditions. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. For further information, see Appendix A to this Prospectus.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Small Cap Stock, International Growth, Short Term Income, U.S. Government Securities, Income and WM High Yield Funds may invest in GOVERNMENT MORTGAGE-BACKED SECURITIES issued or guaranteed by GNMA, FNMA or FHLMC.



To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and payments and prepayments of principal (which may be made at any time without penalty) will tend to result in the loss of that premium. The yield of a Fund may be affected by reinvestments of prepayments at higher or lower rates than the original investment.



In addition, like other debt securities, the value of mortgage-backed securities will generally fluctuate in response to market interest rates.



The U.S. Government guarantees the timely payment of interest and principal for GNMA certificates. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.



Government stripped mortgage-based securities represent beneficial ownership interests in either principal distributions (principal-only securities or "PO strips") or interest distributions (interest-only securities or "IO strips") from government mortgage-backed securities. Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by government entities. In addition, the yields on PO and IO strips are extremely sensitive to prepayments on the underlying mortgage loans. If a decline in the level of prevailing interest rates results in a higher than anticipated rate of principal prepayment, distributions of principal will be accelerated, thereby reducing the yield to maturity on IO strips and increasing the yield to maturity on PO strips. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on IO strips and decreasing the yield to maturity on PO strips. Sufficiently high prepayment rates could result in the Fund losing some or all of its initial investment in an IO strip. The Funds will acquire government stripped mortgage-backed securities only if a liquid secondary market for the securities exists at the time of acquisition. However, there can be no assurance that the Funds will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so.



In addition, the REIT, Equity Income, Growth & Income, Mid Cap Stock, Short Term Income and Income Funds may invest in commercial mortgage-backed securities, which are similar to government mortgage-backed securities, except that they are not issued or guaranteed by governmental entities. Commercial mortgage-backed securities include collateralized mortgage obligations and real estate mortgage investment conduits ("REMICs"). While commercial mortgage-backed securities are generally structured with one or more types of credit enhancement, and often have high credit ratings, they lack the credit status of a governmental agency or instrumentality.



The REIT, Equity Income, Mid Cap Stock, Small Cap Stock, Short Term Income, Income, WM High Yield, Money Market Funds may purchase ASSET-BACKED SECURITIES. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, including home equity loans, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.



REAL ESTATE INVESTMENT TRUSTS. The REIT, Equity Income, Growth & Income, West Coast Equity, Mid Cap Stock Growth, Small Cap Stock, International Growth, Income and WM High Yield Funds may invest in real estate investment trusts, known as "REITs." REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.


Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

REPURCHASE AGREEMENTS. All of the Portfolios and Funds may invest in repurchase agreements, which are purchases of underlying debt securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements can be regarded as loans to the seller, collateralized by the securities that are the subject of the agreement. Default by the seller would expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Fund may be delayed or limited in its ability to sell the collateral. Pursuant to an exemptive order granted by the SEC, the Funds may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in repurchase agreements or other money market instruments, and the proceeds are allocated to the participating funds on a pro rata basis.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this Prospectus and the SAI, each Portfolio and Fund, except the Money Market Fund, may utilize various investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. Utilizing these investment strategies, the Portfolio or Fund may purchase and sell, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments. It may also purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures. The Funds may write (sell) covered call options as well. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. All the above are collectively referred to as "strategic transactions."



Strategic transactions may be used:


- to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations;

- to protect the Fund's unrealized gains in the value of its portfolio securities;

- to facilitate the sale of such securities for investment purposes;

- to manage the effective maturity or duration of the Portfolio or Fund; or

- to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.


Some strategic transactions may also be used to seek potentially higher returns. Any or all of these investment techniques may be used at any time, as the use of any strategic transaction is a function of numerous variables including market conditions.



The use of strategic transactions involves special considerations and risks; for example:



- the ability of the Portfolio or Fund to utilize strategic transactions successfully will depend on the ability of the Advisor or the sub-advisor to predict pertinent market movements;

- the risk that the other party to a strategic transaction will fail to meet its obligations to the Fund or Portfolio;



- the risk that the Portfolio or Fund will be unable to close out a strategic transaction at a time when it would otherwise do so, due to the illiquidity of the strategic transaction; and



- the risk of imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio positions.



Strategic transactions can reduce opportunity for gain by offsetting the positive effect of favorable price movements in the related portfolio positions.



U.S. GOVERNMENT SECURITIES. All of the Funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and securities issued or guaranteed by U.S. government agencies, sponsored entities or instrumentalities. Some securities issued or guaranteed by agencies, sponsored entities or instrumentalities of the U.S. government are backed by the full faith and credit of the U.S. government (such as GNMA bonds). Others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the government sponsored entity (such as FNMA and FHLMC bonds). Certain of these obligations may receive ratings that are lower than the AAA rating typically associated with obligations of the U.S. Treasury, reflecting increased credit risk.


WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED-DELIVERY
TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When-issued securities may include bonds purchased on a "when, as and if issued" basis, under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. A significant commitment of a Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's NAV.


PORTFOLIO TRANSACTIONS AND TURNOVER. Each Portfolio's and Fund's turnover rate varies from year to year, depending on market conditions and investment strategies. High turnover rates increase transaction costs and may increase taxable capital gains. Historical portfolio turnover rates are shown under "Financial Highlights" in this Prospectus. The Advisor and the sub-advisors will not consider a Portfolio's or Fund's portfolio turnover rate to be a limiting factor in making investment decisions consistent with the Portfolio's or Fund's investment objectives and policies.



                   HOW TO INVEST IN THE PORTFOLIOS AND FUNDS


Shares of the Portfolios and Funds are offered only to insurance company separate accounts for the purpose of providing investment choices under their variable annuity and variable life contracts (the "Contracts") and to qualified pension and retirement plans.


PURCHASE AND REDEMPTION


The shares of the Portfolios and Funds are sold in a continuous offering. Net purchase payments under the Contracts are placed in one or more of the divisions of the insurance company separate account and are invested in the shares of the Funds corresponding to such divisions. Shares of the Portfolios and Funds are purchased and redeemed at net asset value without sales or redemption charges.

For each day on which a Portfolio's or Fund's net asset value is calculated, each separate account transmits to the Trust any orders to purchase or redeem shares of the Portfolio(s) and Fund(s) based on the purchase payments, redemption (surrender) requests and transfer requests from Contract owners, annuitants or beneficiaries which are priced as of that day. Purchases and redemptions are effected at the net asset value next-determined after receipt by the Trust of a properly completed purchase or redemption order.


All purchase and redemption orders will be processed in accordance with applicable regulations. The Trust may also suspend redemptions, if permitted under the 1940 Act, for any period during which the New York Stock Exchange is closed, when trading is restricted by the SEC, or when the SEC declares that an emergency exists. Redemptions may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.



Each of the Funds and Portfolios has approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 distribution plan, WM Funds Distributor, Inc. (the "Distributor") receives fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Fund and Portfolio. Because these fees are paid out of the assets of each Fund and Portfolio on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other kinds of sales charges.


The Distributor may, from time to time, pay to other dealers, in connection with retail sales or the distribution of shares of a Fund or Portfolio, material compensation in the form of merchandise or trips. Salespersons, including representatives of WM Financial Services, Inc. (a subsidiary of Washington Mutual), and any other person entitled to receive any compensation for selling or servicing Portfolio or Fund shares may receive additional compensation or other incentives for selling Portfolio or Fund shares.

                               TAX CONSIDERATIONS

The tax consequences of your investment in the Trust depend upon the specific provisions of your Contract. For more tax information regarding your Contract, see the attached prospectus for that Contract. The following discussion is only a brief summary of the federal income tax consequences to the Funds and Portfolios and their insurance company shareholders based on current tax laws and regulations, which may be changed by subsequent legislative, judicial, or administrative action.


Each Portfolio and Fund intends to qualify separately each year as a "regulated investment company" and, thus, does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Although the Trust intends that it and each Portfolio and Fund will be operated so that they will have no federal income tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Fund incurring such liability will be adversely affected. In addition, Portfolios or Funds investing in foreign securities and currencies may be subject to foreign taxes. These taxes would reduce the investment performance of such Portfolios or Funds.

Because the Trust serves as an investment vehicle for certain types of variable annuities and variable life contracts, each Portfolio or Fund also intends to meet the investment diversification requirements of subchapter L of the Code. Were any Portfolio or Fund to fail to comply with those requirements, owners of annuity contracts (other than certain tax-qualified retirement Contracts) funded through the Trust would be taxed immediately on investment earnings and gains, including any accumulated earnings and gains, under their Contracts and would thereby lose any benefit of tax deferral. Accordingly, the Trust will carefully monitor compliance with the diversification requirements. For additional tax information, see "Taxes" in the SAI.


Distributions of net investment income (i.e., all income other than capital gains) and of net realized capital gains on securities will be determined separately for each Portfolio and Fund. Dividends and distributions paid by a Fund or Portfolio will be automatically reinvested (at current net asset value) in additional full and fractional shares of that Portfolio or Fund. The Money Market Fund intends to distribute its net income as dividends for each day that net asset value is determined. Such dividends will be declared daily and paid monthly. Each of the Portfolios and the Funds other than the Money Market Fund will declare and pay dividends annually. All Portfolios and Funds will distribute any net realized capital gains annually. Distributions of any net short-term capital gains earned by a Portfolio or Fund will be distributed no less frequently than annually at the discretion of the Board of Trustees.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF INVESTING IN THE PORTFOLIOS OR FUNDS. YOU SHOULD CONSULT YOUR TAX ADVISOR BEFORE INVESTING IN THE PORTFOLIOS OR FUNDS.

                                  ORGANIZATION

HOW NAV IS DETERMINED


Investment securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Funds' NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Funds' shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Funds' foreign investments occur between the closed foreign markets and the close of regular trading on the New York Stock Exchange, those investments may be valued at their fair value. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Under unusual circumstances, the Money Market Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.


ADVISOR AND SUB-ADVISORS


The Portfolios and Funds are managed by WM Advisors, Inc., which is referred to as the Advisor or WM Advisors in this Prospectus. The Advisor's address is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101. The Advisor has delegated portfolio management responsibilities in respect of the Growth and International Growth Funds to sub-advisors. Each Portfolio and Fund may, to the extent permitted under the 1940 Act, place portfolio transactions with (and pay brokerage commissions to) affiliates of the Advisor and the sub-advisors to the Funds indicated below. For more information, see the SAI.


The Advisor has been in the business of investment management since 1944, and its predecessor advised a mutual fund beginning in 1939. Its responsibilities include formulating each Portfolio's and Fund's investment policies (subject to the terms of this Prospectus), analyzing economic trends, directing and evaluating the investment services provided by the sub-advisors and monitoring each Portfolio's or Fund's investment performance and reporting to the Board of Trustees, as well as providing certain administrative services to the Portfolios and Funds. In connection with its service as investment advisor to each Portfolio and Fund, the Advisor may engage one or more sub-advisors to provide investment advisory services to any of the Portfolios or Funds and may change or eliminate any such sub-advisor if it deems such action to be in the best interests of a Portfolio or Fund and its shareholders. Where the Advisor has not delegated such duties to a sub-advisor, it is responsible for managing the investment and reinvestment of the Portfolio's or Fund's assets. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The following organizations, under the supervision of the Advisor, act as sub-advisors to the Funds indicated below, and are responsible for continuously reviewing, supervising and administering such Funds' respective investment programs:


CAPITAL GUARDIAN TRUST COMPANY, 333 South Hope Street, Los Angeles, California 90071, also called "Capital Guardian" in this Prospectus, acts as sub-advisor to the International Growth Fund. Capital Guardian is a wholly owned subsidiary of Capital Group International, Inc., which is in turn owned by the Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. CGC maintains investment management relationships with several other organizations around the world. Capital Guardian had aggregate assets under management of approximately $105.4 billion as of December 31, 2002.



COLUMBIA MANAGEMENT COMPANY, 1301 Southwest Fifth Avenue, Portland, Oregon 97207, acts as one of three sub-advisors to the Growth Fund. Columbia has been in the investment management business since 1969. Columbia Management Company ("Columbia") is a wholly owned subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company based in Boston, MA. For more than 30 years, Columbia's investment professionals have combined a top-down review of the environment with bottom-up research in order to construct portfolios designed to perform well in the current economy while adjusted for investment changes. Columbia serves a client base that includes institutions, public funds, commingled trust funds, retirement plans and private portfolios. As of December 31, 2002, Columbia and its affiliates had aggregate assets under management of approximately $18.8 billion.



JANUS CAPITAL MANAGEMENT LLC, 100 Fillmore Street, Denver, Colorado 80206, acts as one of three sub-advisors to the Growth Fund. Janus Capital Management LLC ("Janus") is a majority owned subsidiary of Janus Capital Group, Inc., a publicly traded company with principal operations in financial asset management businesses. Janus has been providing investment advice to mutual funds or other large institutional clients since 1969. As of December 31, 2002, Janus' assets under management were in excess of $138 billion.



OPPENHEIMERFUNDS, INC., 498 Seventh Avenue, New York, New York 10018, acts as one of three sub-advisors to the Growth Fund. OppenheimerFunds, Inc. ("Oppenheimer") has been in the investment management business since 1960. Oppenheimer and its subsidiaries and affiliates managed more than $120 billion in assets as of December 31, 2002, including Oppenheimer funds with more than 5 million shareholder accounts. Oppenheimer is a wholly owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.


INDIVIDUAL FUND MANAGERS


Each of the Portfolios and Funds that do not have sub-advisors are managed by investment teams of the Advisor, led by the portfolio managers named below with respect to each particular Portfolio or Fund.



Randall L. Yoakum, CFA, Senior Vice President and Chief Investment Officer of the Advisor, has led a team of investment professionals in managing the Portfolios since February 1999. Michael Meighan, CFA, Vice President and Portfolio Manager of the Advisor, has been responsible for co-managing the Portfolios with Mr. Yoakum since March 2003. Prior to Mr. Yoakum's joining the Advisor, he was Chief Investment Officer for D.A. Davidson & Co. (DADCO) for 2 years. From September 1994 until he joined DADCO, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen's Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors, Inc.) for 8 years. Mr. Meighan joined WM Advisors in 1999. Prior to that, he was employed with Mr. Yoakum at DADCO as a Portfolio Manager and Senior Analyst for its asset allocation product since 1993.



Stephen Q. Spencer, CFA, First Vice President and Senior Portfolio Manager of the Advisor has had the primary responsibility for the day-to-day management of the Growth & Income Fund, effective March 2003. Previously, Mr. Yoakum and Mr. Spencer co-managed the Growth & Income Fund since January 2000. Mr. Spencer has been employed by the Advisor since September 1999. Prior to that, Mr. Spencer was a Portfolio Manager and Senior Equity Analyst for Smoot, Miller, Cheney and Co. since 1985.


Richard E. Helm, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Equity Income Fund since May 2001. He has had the primary responsibility for the day-to-day management of the REIT Fund since May 1, 2003. From 1999 to 2001, Mr. Helm was Vice President and Senior Portfolio Manager of Northwestern Trust and Investors Advisory Company. Mr. Helm was Vice President, Director and Portfolio Manager of TD Asset Management Inc. from 1997 to 1999.



Philip M. Foreman, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the West Coast Equity Fund since 2002. Mr. Foreman has been employed by the Advisor since January 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at WM Advisors, Inc. from 1991 until 1999.



Dan Coleman, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Mid Cap Stock Fund since December 2001. Mr. Coleman joined WM Advisors in October 2001. Prior to that, he was Vice President and Senior Manager of business Development at Infospace, Inc./Go2Net from 2000 until 2001, and Member/General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



Linda C. Olson, CFA, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Small Cap Stock Fund since January 2000. She co-managed the Fund from March 1998 to January 2000. Ms. Olson has been employed by the Advisor since 1998.



Gary J. Pokrzywinski, CFA, First Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the Income Fund and WM High Yield. He has managed these Funds since July 1992 and March 1998, respectively, and has been employed by the Advisor since 1992.



Craig V. Sosey, Vice President and Senior Portfolio Manager of the Advisor, has had the primary responsibility for the day-to-day management of the U.S. Government Securities and Short Term Income Funds since November 1998 and January 2000, respectively. He has been employed by the Advisor since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



Capital Guardian has been sub-advisor since June 1999 for the International Growth Fund. Capital Guardian employs a team of 9 portfolio managers each of whom has primary responsibility for the day-to-day management of that portion of the Fund assigned to him or her. The managers on the team are: David I. Fisher, Harmut Giesecke, Arthur J. Gromadzki, Richard N. Havas, Nancy J. Kyle, Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky and Rudolf M. Staehelin. Mr. Fisher is Chairman of the Board of Capital Guardian Trust Company. He has been employed by the Capital Group organization since 1971. Mr. Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary, Capital International K.K., and has been with the Capital Group organization since 1972. Mr. Gromadzki is a Senior Vice President of Capital International Research, Inc. and has been employed by the Capital Group organization since 1987. Mr. Havas, who has been with the Capital Group organization since 1986, is a Senior Vice President for Capital Guardian Trust Company. Ms. Kyle, who has been with the Capital Group organization since 1991, is a Senior Vice President and Director of Capital Guardian. Mr. Reed is a Director and a Vice President of Capital International Research, Inc. and has been employed by the Capital Group organization since 1994. Mr. Sauvage is a Senior Vice President for Capital Guardian Trust Company and has been employed by the Capital Group organization since 1987. Ms. Sikorsky is President and Managing Director of Capital International S.A., and has been employed by the Capital Group organization since 1962. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and has been employed by the Capital Group organization since 1981.



Alexander S. Macmillan III, CFA, has had the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Columbia. Mr. Macmillan, a Senior Vice President and Lead Portfolio Manager for Large Cap Growth, has been employed by Columbia since 1989.

E. Marc Pinto, CFA, has had the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Janus. Mr. Pinto, Portfolio Manager and Vice President of Janus, has been employed by Janus since 1994, where his duties include the management of institutional separate accounts in the Large-cap Growth discipline.



Jane Putnam, CFA, has had the primary responsibility for the day-to-day management of the portion of the Growth Fund's portfolio that is managed by Oppenheimer. Ms. Putnam, a Vice President and Portfolio Manager, joined Oppenheimer in 1994.



MANAGEMENT FEES



During their most recent fiscal years, each of the Funds and Portfolios paid management fees to the Advisor at the following rates (not reflecting any expense waivers or reimbursements):



                                                               Fees Paid as a Percentage
FUNDS                                                                of Net Assets
----------------------------------------------------------------------------------------
Flexible Income Portfolio...................................             0.10%(1)
Conservative Balanced Portfolio.............................             0.10%(1)
Balanced Portfolio..........................................             0.10%(1)
Conservative Growth Portfolio...............................             0.10%(1)
Strategic Growth Portfolio..................................             0.10%(1)
REIT Fund...................................................             0.80%(2)
Equity Income Fund..........................................             0.63%
Growth & Income Fund........................................             0.76%
West Coast Equity Fund......................................             0.63%
Mid Cap Stock Fund..........................................             0.75%
Growth Fund.................................................             0.89%
Small Cap Stock Fund........................................             0.88%
International Growth Fund...................................             0.95%
Short Term Income Fund......................................             0.50%
U.S. Government Securities Fund.............................             0.50%
Income Fund.................................................             0.50%
Money Market Fund...........................................             0.45%


-------------------


(1) Does not include underlying management fees that the Portfolios bear indirectly.



(2) Represents management fees that will be paid.

                    (This page is intentionally left blank)

FINANCIAL highlights

The Financial Highlights Tables below and on the following pages are intended to help you understand the Portfolios' and Funds' financial performance for the past 5 years (or, if shorter, the period of the Portfolios' or Funds' operations). Certain information reflects financial results for a single Portfolio or Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio or Fund (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown. The information provided below has been audited by Deloitte & Touche LLP. The Independent Auditors' Reports, along with the Portfolios' and Funds' financial statements, are included in the respective Annual Reports to Shareholders, which are available upon request.


FOR A CLASS 2 PORTFOLIO SHARE OUTSTANDING THROUGHOUT EACH PERIOD.




                                  INCOME FROM INVESTMENT OPERATIONS                   LESS DISTRIBUTIONS
                               ----------------------------------------   ------------------------------------------
                  NET                         NET REALIZED                DIVIDENDS     DISTRIBUTIONS                  NET ASSET
              ASSET VALUE,        NET        AND UNREALIZED  TOTAL FROM    FROM NET         FROM                        VALUE,
              BEGINNING OF     INVESTMENT       GAIN ON      INVESTMENT   INVESTMENT    NET REALIZED       TOTAL        END OF
                 PERIOD          INCOME       INVESTMENTS    OPERATIONS   INCOME(13)    CAPITAL GAINS  DISTRIBUTIONS    PERIOD
              ------------     ----------    --------------  ----------   ----------    -------------  -------------   ---------
FLEXIBLE INCOME PORTFOLIO
12/31/02         $12.23          $0.38(4)        $(0.15)       $ 0.23       $(0.08)        $--            $(0.08)       $12.38
12/31/01(10)      12.18           0.02(4)          0.03          0.05        --            --             --             12.23



CONSERVATIVE BALANCED PORTFOLIO
12/31/02         $10.04          $0.29(4)        $(0.54)       $(0.25)     $(0.07)        $(0.01)        $(0.08)       $ 9.71
12/31/01(10)       9.92           0.01             0.11          0.12       --            --             --             10.04



BALANCED PORTFOLIO
12/31/02         $13.91          $0.29(4)        $(1.53)       $(1.24)     $(0.28)        $--            $(0.28)       $12.39
12/31/01(10)      13.52           0.02(4)          0.37(5)       0.39       --            --             --             13.91



CONSERVATIVE GROWTH PORTFOLIO
12/31/02         $14.87          $0.19(4)        $(2.50)       $(2.31)     $(0.41)        $(0.02)        $(0.43)       $12.13
12/31/01(10)      14.24           0.01(4)          0.62(5)       0.63       --            --             --             14.87



STRATEGIC GROWTH PORTFOLIO
12/31/02         $16.45          $0.11(4)        $(3.44)       $(3.33)     $(0.54)        $(0.04)        $(0.58)       $12.54
12/31/01(10)      15.54           0.01(4)          0.90(5)       0.91       --            --             --             16.45



                             See Notes on page 51.

                                                 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA(2)
                      --------------------------------------------------------------------------------------------------------
                                                                                                          RATIO OF OPERATING
                                                                                                         EXPENSES TO AVERAGE
                                                                                                        NET ASSETS WITHOUT FEE
                                                                                                          WAIVERS, EXPENSES
                                                                                                        REIMBURSED AND/OR FEES
                       NET ASSETS,            RATIO OF               RATIO OF NET                         REDUCED BY CREDITS
                      END OF PERIOD      OPERATING EXPENSES      INVESTMENT INCOME TO     PORTFOLIO         ALLOWED BY THE
    TOTAL RETURN(1)    (IN 000'S)     TO AVERAGE NET ASSETS(3)    AVERAGE NET ASSETS    TURNOVER RATE      CUSTODIAN(2)(3)
    ---------------   -------------   ------------------------   --------------------   -------------   ----------------------

         1.89%           $ 9,416                0.55%                    3.12%                9%                 0.55%
         0.41%               182                0.58%(6)                 1.18%(6)             1%                 0.58%(6)




        (2.47)%         $ 2,244                0.55%                     2.95%                9%                 0.66%
         1.21%              205                0.66%(6)                  1.11%(6)             2%                 0.78%(6)




        (9.00)%         $31,335                0.54%                     2.27%               22%                 0.54%
         2.88%            1,452                0.53%(6)                  0.97%(6)             8%                 0.53%(6)




       (15.72)%         $14,610                0.54%                     1.52%               19%                 0.54%
         4.42%            1,127                0.53%(6)                  0.86%(6)             7%                 0.53%(6)




       (20.59)%         $ 2,676                0.57%                     0.81%               16%                 0.57%
         5.86%              319                0.56%(6)                  0.70%(6)             5%                 0.56%(6)



                             See Notes on Page 51.

FINANCIAL highlights

FOR A CLASS 2 FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                  INCOME FROM INVESTMENT OPERATIONS                      LESS DISTRIBUTIONS
                            ----------------------------------------------   ------------------------------------------    NET
              NET ASSET                       NET REALIZED                   DIVIDENDS     DISTRIBUTIONS                  ASSET
               VALUE,            NET         AND UNREALIZED     TOTAL FROM    FROM NET         FROM                       VALUE,
              BEGINNING      INVESTMENT      GAIN/(LOSS) ON     INVESTMENT   INVESTMENT    NET REALIZED       TOTAL       END OF
              OF PERIOD     INCOME/(LOSS)     INVESTMENTS       OPERATIONS     INCOME      CAPITAL GAINS  DISTRIBUTIONS   PERIOD
              ---------     -------------    --------------     ----------   ----------    -------------  -------------   ------
EQUITY INCOME FUND
12/31/02       $12.87          $ 0.32(4)         $(1.93)          $(1.61)      $(0.25)        $(0.02)        $(0.27)      $10.99
12/31/01(10)    12.64            0.22(4)(11)       0.21(11)         0.43        (0.12)         (0.08)         (0.20)       12.87



GROWTH & INCOME FUND
12/31/02       $17.18          $(0.11)(4)        $(3.76)          $(3.65)      $(0.11)        $--            $(0.11)      $13.42
12/31/01(10)    16.59            0.00(7)           0.59(5)          0.59        --            --             --            17.18



WEST COAST EQUITY FUND
12/31/02       $16.70          $ 0.02(4)         $(3.77)          $(3.75)      $(0.08)        $(0.20)        $(0.28)      $12.67
12/31/01(10)    15.52            0.01(4)           1.17             1.18        --            --             --            16.70



MID CAP STOCK FUND
12/31/02       $13.13          $ 0.01(4)         $(1.36)          $(1.35)      $(0.02)        $(0.30)        $(0.32)      $11.46
12/31/01(10)    12.35            0.00(4)(7)        0.79             0.79        (0.01)        --              (0.01)       13.13



GROWTH FUND
12/31/02       $13.51          $ 0.03(7)         $(4.18)          $(4.21)      $--            $--            $--          $ 9.30
12/31/01(10)    12.81            0.00(4)(7)        0.70(5)          0.70(5)     --            --             --            13.51



SMALL CAP STOCK FUND
12/31/02       $11.36          $(0.03)(4)        $(5.27)          $(5.30)      $--            $(0.59)        $(0.59)      $ 5.47
12/31/01(10)    14.41           (0.05)(4)         (0.09)           (0.14)       --             (2.91)         (2.91)       11.36



INTERNATIONAL GROWTH FUND
12/31/02       $10.21          $ 0.02(4)         $(1.63)          $(1.61)      $(0.11)        $--            $(0.11)      $ 8.49
12/31/01(10)     9.78            0.00(7)           0.43(5)          0.43        --            --             --            10.21



SHORT TERM INCOME FUND
12/31/02       $ 2.60          $ 0.13(4)         $ 0.02           $ 0.15       $(0.11)        --             $(0.11)      $ 2.64
12/31/01(10)     2.60            0.02(4)(11)      (0.02)(5)(11)     0.00(5)     --            --             --             2.60



                             See Notes on page 51.

                                                   RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                     -----------------------------------------------------------------------------------------------------------
                                                                                                            RATIO OF OPERATING
                                                                                                           EXPENSES TO AVERAGE
                                                                                                          NET ASSETS WITHOUT FEE
                                                                                                            WAIVERS, EXPENSES
                                                                                                          REIMBURSED AND/OR FEES
                      NET ASSETS,           RATIO OF                 RATIO OF NET                           REDUCED BY CREDITS
                     END OF PERIOD     OPERATING EXPENSES     INVESTMENT INCOME/(LOSS) TO    PORTFOLIO        ALLOWED BY THE
    TOTAL RETURN(1)   (IN 000'S)    TO AVERAGE NET ASSETS(3)      AVERAGE NET ASSETS       TURNOVER RATE       CUSTODIAN(2)
    ---------------  -------------  ------------------------  ---------------------------  -------------  ----------------------
       (12.67)%         $6,460                0.95%                       2.79%                  16%               0.95%
         3.40%             658                0.94%(6)                    3.05%(6)(11)           15%               0.94%(6)




       (21.33)%        $1,301               1.06%                       0.76%                  20%               1.06%
         3.56%            112               1.03%(6)                    0.29%(6)               25%               1.03%(6)




       (22.67)%        $2,313               0.96%                       0.17%                  20%               0.96%
         7.60%             58               0.95%(6)                    0.34%(6)               19%               0.95%(6)




       (10.54)%        $1,962               1.09%                       0.07%                  28%               1.09%
         6.38%            668               1.07%(6)                   (0.04)%(6)              30%               1.07%(6)




       (31.16)%(12)    $  622               1.25%                      (0.30)%                171%               1.25%
         5.46%             31               1.19%(6)                   (0.14)%(6)              92%               1.19%(6)




       (47.28)%        $1,068               1.25%                      (0.56)%                 29%               1.25%
        (3.00)%           440               1.20%(6)                   (0.69)%(6)              46%               1.20%(6)




       (15.91)%        $   93               1.51%                       0.24%                  30%               1.51%
         4.40%              0(9)            1.40%(6)                    0.12%(6)               34%               1.40%(6)




         5.86%         $1,188               0.87%                       5.17%                  41%               0.87%
         0.00%             20               0.85%(6)                    5.52%(6)(11)           44%               0.85%(6)



                             See Notes on Page 51.

FINANCIAL highlights

FOR A CLASS 2 FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.



                                         INCOME FROM INVESTMENT OPERATIONS                LESS DISTRIBUTIONS
                                    --------------------------------------------   ---------------------------------
                                                      NET REALIZED
                 NET ASSET VALUE,                    AND UNREALIZED   TOTAL FROM   DIVIDENDS FROM
                   BEGINNING OF     NET INVESTMENT      LOSS ON       INVESTMENT   NET INVESTMENT   NET ASSET VALUE,
                      PERIOD            INCOME        INVESTMENTS     OPERATIONS       INCOME        END OF PERIOD
                 ----------------   --------------   --------------   ----------   --------------   ----------------
U.S. GOVERNMENT SECURITIES FUND
12/31/02              $10.55            $ 0.56(4)       $  0.33         $ 0.89        $ (0.42)           $11.02
12/31/01(10)           10.70              0.09(4)(11)      (0.24)(11)    (0.15)        --                 10.55



INCOME FUND
12/31/02              $10.31            $ 0.65(4)       $  0.29         $ 0.94        $ (0.48)           $10.77
12/31/01(10)           10.45              0.10(4)(11)      (0.24)(11)    (0.14)        --                 10.31



MONEY MARKET FUND
12/31/02              $ 1.00            $0.011(4)       $--             $0.011        $(0.011)           $ 1.00
12/31/01(10)            1.00             0.002           (0.000)(8)      0.002         (0.002)             1.00



                             See Notes on page 51.

                                                RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
            -----------------------------------------------------------------------------------------------------------------------
                                                                                        RATIO OF OPERATING
                                                                                       EXPENSES TO AVERAGE
                                                                                      NET ASSETS WITHOUT FEE
                                                                                        WAIVERS, EXPENSES
                                                                                      REIMBURSED AND/OR FEES   RATIO OF OPERATING
             NET ASSETS,          RATIO OF             RATIO OF NET                     REDUCED BY CREDITS    EXPENSES TO AVERAGE
    TOTAL   END OF PERIOD    OPERATING EXPENSES    INVESTMENT INCOME TO   PORTFOLIO       ALLOWED BY THE      NET ASSETS INCLUDING
  RETURN(1)  (IN 000'S)   TO AVERAGE NET ASSETS(3)  AVERAGE NET ASSETS  TURNOVER RATE       CUSTODIAN        INTEREST EXPENSE(2)(3)
  --------- ------------- ------------------------ -------------------- ------------- ---------------------- ----------------------
<S
    8.57%      $12,264              0.81%                  5.20%              41%              0.81%                   0.81%
   (1.40)%         753              0.81%(6)               5.64%(11)          31%              0.81%(6)                0.81%(6)



<S

    9.40%      $ 8,186             0.81%                  6.39%              21%              0.81%                 0.81%
   (1.34)%         362             0.80%(6)               6.44%(6)(11)       33%              0.80%(7)              0.80%



<S

    1.13%      $ 4,679             0.82%                  1.07%           --                  0.82%                 0.82%
    0.22%          189             0.87%(6)               3.16%(6)        --                  0.87%(6)              0.87%



                             See Notes on Page 51.

FINANCIAL highlights

NOTES TO FINANCIAL HIGHLIGHTS


 (1) Total return is not annualized for periods less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor and/or administrator or if fees had not been reduced by credits allowed by the custodian.
 (2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

 (3) The Portfolio will indirectly bear its prorated share of expenses of the underlying Funds.

 (4) Per share numbers have been calculated using the average shares method.
 (5) The amount shown may not accord with the change in the aggregate gains and losses of portfolio securities due to timing of sales and redemptions of Portfolio/Fund shares.
 (6) Annualized.
 (7) Amount represents less than $0.01 per share.
 (8) Amount represents less than $0.001 per share.
 (9) Amount represents less than $1,000.
(10) All Portfolios and Funds commenced selling Class 2 shares on November 6, 2001, with the exception of the Equity Income, Mid Cap Stock and Small Cap Stock Funds which commenced selling Class 2 shares on May 1, 2001.
(11) The Trust has adopted the provisions of the AICPA Audit Guide for Investment Companies effective January 1, 2001. The effect of the changes for the year ended December 31, 2001 on the investment income per share, net realized and unrealized gain/(loss) per share and the ratio of net investment income to average net assets is as follows:


                                                                                   INCREASE
                                                                (DECREASE)       NET REALIZED          (DECREASE)
                                                              NET INVESTMENT    AND UNREALIZED        RATIO OF NET
                                                                  INCOME         GAIN/(LOSS)      INVESTMENT INCOME TO
                        NAME OF FUND                            PER SHARE         PER SHARE        AVERAGE NET ASSETS
                        ------------                          --------------    --------------    --------------------
Equity Income Fund..........................................      $ 0.00*           $0.00*               (0.00)%
Short Term Income Fund......................................        0.00*            0.00*               (0.06)%
U.S. Government Securities Fund.............................       (0.01)            0.01                (0.17)%
Income Fund.................................................       (0.01)            0.01                (0.04)%


     ------------------------

     * Amount represents less than $0.01 per share


(12) In 2002, 0.59% of Growth Fund's total return consisted of voluntary reimbursements by a related party. Excluding reimbursements, the total return would have been (31.75)%.



(13) Includes dividends paid from the short-term portion of capital gain distributions received from the underlying Funds.

--------------------------------------------------------------------------------

                                   APPENDIX A


   DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. BOND RATINGS:


+ Aaa, Aa, A -- Bonds which are rated Aaa or Aa are judged to be of best quality and high quality, respectively, by all standards and are generally known as high grade bonds. Bonds rated Aa are rated lower than Aaa securities because margins of protection may not be as large as in the latter or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

+ Baa -- Bonds which are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

+ Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

+ B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

+ Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

+ Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

+ C -- Bonds which are rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.


   DESCRIPTION OF STANDARD & POOR'S BOND RATINGS:


+ AAA, AA, A -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in high rated categories.

+ BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.


+ BB,B,CCC,CC,C -- Bonds rated BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


+ D -- Bonds rated D are in default, meaning payment of interest and/or repayment of principal is in arrears.

--------------------------------------------------------------------------------

   DESCRIPTION OF FITCH CORPORATE BOND RATINGS:

   Investment Grade


+ AAA -- Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



+ AA -- Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



+ A -- High credit quality.  A ratings denote a low expectation of credit risk.
  The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



+ BBB -- Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are most likely to impair this capacity. This is the lowest investment-grade category.


   Speculative Grade


+ BB -- Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



+ B -- Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



+ CCC, CC, and C -- High default risk.  Default risk is a real possibility.
  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



+ DDD, DD, and D -- Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% -- 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% -- 90% and D the lowest recovery potential, i.e., below 50%.



   Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT THE WM VARIABLE TRUST


The Trust's Statement of Additional Information (SAI) and Annual and Semi-annual Reports to shareholders include additional information about the Funds and Portfolios. The SAI and the Reports of Independent Accountants, along with the financial statements, included in the Trust's two most recent Annual Reports are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes. The Trust's Annual Report discusses the market conditions and investment strategies that significantly affected performance during the last fiscal year. You may obtain free copies of these materials, request other information about the Trust, or make shareholder inquiries, by contacting your financial advisor or by calling toll-free 800-222-5852, or visiting www.wmgroupoffunds.com.



You may review and copy information about the Trust, including the SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Edgar database or the Commission's web site at www.sec.gov. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to file number 811-07462.

                               WM VARIABLE TRUST
                         1201 THIRD AVENUE, 22ND FLOOR
                           SEATTLE, WASHINGTON 98101

                      STATEMENT OF ADDITIONAL INFORMATION
                                  MAY 1, 2003

PORTFOLIOS                                     EQUITY FUNDS
----------                                     --------------
  FLEXIBLE INCOME PORTFOLIO                      REIT FUND
  CONSERVATIVE BALANCED PORTFOLIO                EQUITY INCOME FUND
  BALANCED PORTFOLIO                             GROWTH & INCOME FUND
  CONSERVATIVE GROWTH PORTFOLIO                  WEST COAST EQUITY FUND
  STRATEGIC GROWTH PORTFOLIO                     MID CAP STOCK FUND
                                                 GROWTH FUND
FIXED-INCOME FUNDS                               SMALL CAP STOCK FUND
----------------------                           INTERNATIONAL GROWTH FUND
  SHORT TERM INCOME FUND
  U.S. GOVERNMENT SECURITIES FUND
  INCOME FUND
  MONEY MARKET FUND


This Statement of Additional Information ("SAI") is not a prospectus but supplements the information contained in the Prospectuses relating to Class 1 and Class 2 shares of the Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio (the "Portfolios") of WM Variable Trust (the "Trust") and REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Stock Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund and Money Market Fund (the "Funds"), dated May 1, 2003, as revised from time to time. The SAI should be read in conjunction with the Prospectuses, as amended or supplemented from time to time. The Trust's Annual Report for the year ended December 31, 2002 is incorporated by reference into this SAI. With respect to the WM High Yield Fund, which is a series of WM Trust I in which certain of the Portfolios may invest, the Annual Report for WM Trust I for the year ended October 31, 2002 is incorporated by reference into this SAI. The Trust's Prospectuses and Annual Report incorporated by reference may be obtained without charge by writing to WM Shareholder Services, Inc. ("Shareholder Services") at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101 or by calling Shareholder Services at 1-800-222-5852.

                               TABLE OF CONTENTS


GENERAL INFORMATION AND HISTORY.............................    3
MANAGEMENT..................................................    3
INVESTMENT ADVISOR..........................................   10
CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT AND DISTRIBUTOR....   16
INVESTMENT OBJECTIVES AND POLICIES..........................   18
INVESTMENT RESTRICTIONS.....................................   34
PORTFOLIO TURNOVER..........................................   40
SECURITIES TRANSACTIONS.....................................   40
NET ASSET VALUE.............................................   43
PERFORMANCE INFORMATION.....................................   45
TAXES.......................................................   48
FINANCIAL STATEMENTS........................................   50
APPENDIX....................................................   51

                        GENERAL INFORMATION AND HISTORY


The Trust is an open-end management investment company, and each Fund is diversified. As discussed in the Prospectus, the five Portfolios invest in various Funds. Certain of the Portfolios may also invest in the WM High Yield Fund, a series of WM Trust I.


                                   MANAGEMENT

TRUSTEES AND OFFICERS


The Trust, together with WM Trust I, WM Trust II and WM Strategic Asset Management Portfolio, LLC (together, the "Trusts" or the "Fund Complex"), is governed by a common Board of Trustees (the "Trustees") which oversees the Trust's activities and is responsible for protecting the interests of shareholders. The names, addresses and ages of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth in the following table. The table also identifies those Trustees who are "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). These Trustees are considered "interested persons" of the Trust due to their affiliations with one or more of Washington Mutual, Inc., WM Advisors, Inc. (referred to in this SAI as "WM Advisors" or the "Advisor"), WM Funds Distributor, Inc. and WM Shareholder Services, Inc. The officers of the Trust are employees of organizations that provide services to the Portfolios and Funds offered by the Trust.



TRUSTEES AND OFFICERS:



                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE              TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
David E. Anderson, 76,            Sierra Funds-8 years WM    Retired President and          40         Children's Bureau
 17960 Seabreeze Drive            Group of Funds-5 years     CEO of GTE California,                    Foundation.
 Pacific Palisades, CA 90272                                 Inc., a publicly held
                                                             telecommunications
                                                             company.
-----------------------------------------------------------------------------------------------------------------------------------
Wayne L. Attwood, M.D., 74,       Composite Funds-11 years   Retired doctor of              40
 3 East 40th Avenue               WM Group of Funds-5        internal medicine and
 Spokane, WA 99203                years                      gastroenterology.
-----------------------------------------------------------------------------------------------------------------------------------
Kristianne Blake, 49,             Composite Funds-3 years    CPA specializing in            40         Frank Russell Investment
 P.O. Box 28338                   WM Group of Funds-5        personal financial and                    Company; Russell Insurance
 Spokane, WA 99228-8338           years                      tax planning.                             Funds; Avista Corporation;
                                                                                                       St. George School; YMCA of
                                                                                                       the Inland Northwest.
-----------------------------------------------------------------------------------------------------------------------------------
Edmond R. Davis, Esq., 74,        Sierra Funds-8 years WM    Partner at the law firm        40         Braille Institute of
 553 South Marengo Avenue         Group of Funds-5 years     of Davis and Whalen LLP.                  America, Inc.; Children's
 Pasadena, CA 91101                                                                                    Bureau of Southern
                                                                                                       California; Children's
                                                                                                       Bureau Foundation, Fifield
                                                                                                       Manors, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
Carrol R. McGinnis, 59,           Griffin Funds-5 years WM   Founder of McGinnis            40         Baptist Foundation of Texas;
 9225 Katy Freeway, Suite 205     Group of Funds-5 years     Investments.                              Texas Tech University
 Houston, TX 77024                                                                                     Foundation, Concord Trust
                                                                                                       Company.
-----------------------------------------------------------------------------------------------------------------------------------
Alfred E. Osborne, Jr., Ph.D.,    Sierra Funds-7 years WM    University professor,          40         Nordstrom Inc.; K2, Inc.;
 58,                              Group of Funds-5 years     researcher and                            First Pacific Advisors'
 110 Westwood Plaza, Suite C305                              administrator in the                      Capital, Crescent and New
 Los Angeles, CA 90095-1481                                  Anderson Graduate School                  Income Funds; member of
                                                             of Management of the                      Investment Company Institute
                                                             University of California                  National Board of Governors.
                                                             Los Angeles.
-----------------------------------------------------------------------------------------------------------------------------------
Daniel L. Pavelich, 58,           Composite Funds-1 year     Retired Chairman and CEO       40         Wild Seed, Ltd.; Gitwit,
 4311 South Madison Road          WM Group of Funds-5        of BDO Seidman, an                        Inc.; Catalytic, Inc.
 Spokane, WA 99206                years                      international accounting
                                                             and other professional
                                                             services firm.
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF NON-INTERESTED TRUSTEE              TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Jay Rockey, 75,                   Composite Funds-3 years    Founder and Chairman of        40         Downtown Seattle
 2121 Fifth Avenue                WM Group of Funds-5        The Rockey Company, a                     Association; Rainier Club;
 Seattle, WA 98121                years                      public relations firm.                    WSU Foundation.
-----------------------------------------------------------------------------------------------------------------------------------
Morton O. Schapiro, 49,           Griffin Funds-5 years WM   President of Williams          40         Marsh and McLennan.
 P.O. Box 687                     Group of Funds-5 years     College since 2000.
 Williamstown, MA 01267                                      Prior thereto, Dean of
                                                             the College of Letters,
                                                             Arts and Sciences;
                                                             Professor of Economics
                                                             and Vice President of
                                                             Planning, University of
                                                             Southern California.
-----------------------------------------------------------------------------------------------------------------------------------
Richard C. Yancey,                Composite Funds-23 years   Retired Managing               40         AdMedia Partners Inc.; Czech
 (Lead Trustee), 76,              WM Group of Funds-5        Director of Dillon Reed                   and Slovak American
 444 Madison Avenue, 19th Floor   years                      & Co., an Investment                      Enterprise Fund.
 New York, NY 10022                                          Bank now part of UBS
                                                             Warburg.



                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                       FUND COMPLEX
NAME, AGE, AND ADDRESS                   LENGTH OF           PRINCIPAL OCCUPATION(S)    OVERSEEN BY        OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE                  TIME SERVED(1)          DURING PAST 5 YEARS        TRUSTEE            HELD BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Anne V. Farrell, 67,              Composite Funds-4 years    President of the Seattle       40         Washington Mutual, Inc.;
 425 Pike Street, Suite 510       WM Group of Funds-5        Foundation.                               REI.
 Seattle, WA 98101                years
-----------------------------------------------------------------------------------------------------------------------------------
Michael K. Murphy, 66,            Composite Funds-3 years    Chairman of CPM                40         Washington Mutual, Inc.
 P.O. Box 3366                    WM Group of Funds-5        Development Corporation.
 Spokane, WA 99220-3366           years
-----------------------------------------------------------------------------------------------------------------------------------
William G. Papesh, 60,            Composite Funds-9 years    President, CEO and             40
 President and CEO                WM Group of Funds-5        Director of the Advisor,
 1201 Third Avenue, 22nd Floor    years                      Distributor and
 Seattle, WA 98101                                           Administrator.



NAME, AGE, AND ADDRESS                    POSITION(S) HELD WITH REGISTRANT &              PRINCIPAL OCCUPATION(S) DURING
OF OFFICER                                      LENGTH OF TIME SERVED                              PAST 5 YEARS
-------------------------------------------------------------------------------------------------------------------------------
Monte D. Calvin, CPA, 59,            First Vice President of the Funds since       First Vice President and Director of the
 1201 Third Avenue, 22nd Floor       2002. First Vice President, Chief Financial   Administrator, Advisor and Distributor.
 Seattle, WA 98101                   Officer and Treasurer since 2001. First Vice
                                     President and Chief Financial Officer since
                                     1998. Vice President and Treasurer since
                                     1988.
-------------------------------------------------------------------------------------------------------------------------------
Sandy Cavanaugh, 48,                 Senior Vice President since 2000.             Senior Vice President and Director of the
 12009 Foundation Place,             First Vice President since 1997.              Distributor and Director of the Advisor and
 Suite 350                                                                         Administrator since 1997. Prior thereto,
 Gold River, CA 95670                                                              senior level positions with AIM Management.
-------------------------------------------------------------------------------------------------------------------------------
Sharon L. Howells, 52,               First Vice President since 2000.              First Vice President, Secretary and Director
 1201 Third Avenue, 22nd Floor                                                     of the Advisor, Distributor and
 Seattle, WA 98101                                                                 Administrator.
-------------------------------------------------------------------------------------------------------------------------------
Gary Pokrzywinski, 41,               First Vice President since 2001.              First Vice President of the Advisor.
 1201 Third Avenue, 22nd Floor       Vice President since 1999.
 Seattle, WA 98101
-------------------------------------------------------------------------------------------------------------------------------
Stephen Q. Spencer, 44,              First Vice President since 2001.              First Vice President of the Advisor. Prior
 1201 Third Avenue, 22nd Floor                                                     thereto, senior level positions with Smoot,
 Seattle, WA 98101                                                                 Miller, Cheney and Co., a financial services
                                                                                   firm.
-------------------------------------------------------------------------------------------------------------------------------
John T. West, 48,                    First Vice President, Secretary, Compliance   Vice President of the Administrator.
 1201 Third Avenue, 22nd Floor       Officer, Treasurer and Chief Financial
 Seattle, WA 98101                   Officer since 2002. First Vice President,
                                     Secretary and Compliance Officer since 2001.
                                     Vice President, Secretary and Compliance
                                     Officer since 1998. Secretary since 1993.
-------------------------------------------------------------------------------------------------------------------------------
Randall L. Yoakum, 43,               Senior Vice President since 2001.             Senior Vice President and Chief Investment
 1201 Third Avenue, 22nd Floor       First Vice President since 1999.              Officer of the Advisor. Director of the
 Seattle, WA 98101                                                                 Advisor, Distributor and Administrator.
                                                                                   Prior to 1999, senior positions at D.A.
                                                                                   Davidson and Boatmen's Trust, both financial
                                                                                   services firms.
-------------------------------------------------------------------------------------------------------------------------------


---------------
(1) The Sierra Funds merged with the Composite Funds on March 23, 1998 to form the WM Group of Funds. The Griffin Funds merged with the WM Group of Funds on March 5, 1999.

As of March 1, 2003, except as noted below, to the knowledge of the Trust, no shareholders owned of record or beneficially 5% or more of, and the officers and Trustees of the Portfolios and Funds as a group, owned of record or beneficially less than 1% of the outstanding shares of the indicated classes of the Portfolios or Funds:



ANCHOR NATIONAL LIFE INSURANCE CO.
(AN ASSET MANAGER AND ADMINISTRATOR)
VARIABLE SEPARATE ACCOUNT
WM DIVERSIFIED STRATEGIES
P.O. BOX 54299, LOS ANGELES, CA 90054-0299
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: ARIZONA
---------------------------------------------------------
Flexible Income Portfolio Class 1............      12.13%
Flexible Income Portfolio Class 2............      96.09%
Conservative Balanced Portfolio Class 1......      27.20%
Conservative Balanced Portfolio Class 2......      83.27%
Balanced Portfolio Class 1...................      19.15%
Balanced Portfolio Class 2...................      93.65%
Conservative Growth Portfolio Class 1........      15.23%
Conservative Growth Portfolio Class 2........      90.91%
Strategic Growth Portfolio Class 1...........       9.74%
Strategic Growth Portfolio Class 2...........      80.13%
Equity Income Fund Class 1...................      35.36%
Equity Income Fund Class 2...................      84.25%
Growth & Income Fund Class 1.................       7.24%
Growth & Income Fund Class 2.................     100.00%
West Coast Equity Fund Class 1...............      23.66%
West Coast Equity Fund Class 2...............     100.00%
Mid Cap Stock Fund Class 1...................      23.73%
Mid Cap Stock Fund Class 2...................      35.10%
Growth Fund Class 1..........................       2.10%
Growth Fund Class 2..........................     100.00%
Small Cap Stock Fund Class 1.................       5.16%
Small Cap Stock Fund Class 2.................      22.26%
International Growth Fund Class 1............       1.26%
International Growth Fund Class 2............     100.00%
Short Term Income Fund Class 1...............      15.11%
Short Term Income Fund Class 2...............     100.00%
U.S. Government Securities Class 1...........      25.62%
U.S. Government Securities Class 2...........     100.00%
Income Fund Class 1..........................      18.10%
Income Fund Class 2..........................     100.00%
Money Market Fund Class 1....................      14.99%
Money Market Fund Class 2....................     100.00%

HARRIS TRUST COMPANY
(AN INVESTMENT MANAGEMENT COMPANY)
FBO WASHINGTON MUTUAL INC.
CASH BALANCE PENSION PLAN
P.O. BOX 71940, CHICAGO, IL 60694
PARENT COMPANY: HARRIS BANCORP
STATE OF INCORPORATION: ARIZONA
---------------------------------------------------------
Flexible Income Portfolio Class 1............      37.07%
Conservative Balanced Portfolio Class 1......      16.51%
Balanced Portfolio Class 1...................       6.40%
Conservative Growth Portfolio Class 1........       3.56%
Strategic Growth Portfolio Class 1...........      14.66%

AMERICAN GENERAL LIFE INSURANCE CO.
(AN ASSET MANAGER AND ADMINISTRATOR)
VARIABLE PRODUCTS DEPARTMENT
P.O. BOX 1591, HOUSTON, TX 77251-1591
PARENT COMPANY: AMERICAN INTERNATIONAL GROUP, INC.
STATE OF INCORPORATION: TEXAS
---------------------------------------------------------
Flexible Income Portfolio Class 1............      50.79%
Conservative Balanced Portfolio Class 1......      56.29%
Balanced Portfolio Class 1...................      74.44%
Conservative Growth Portfolio Class 1........      81.21%
Strategic Growth Portfolio Class 1...........      75.60%
Equity Income Fund Class 1...................      64.64%
Growth & Income Fund Class 1.................      92.76%
West Coast Equity Fund Class 1...............      76.34%
Mid Cap Stock Fund Class 1...................      76.27%
Growth Fund Class 1..........................      97.90%
Small Cap Stock Fund Class 1.................      94.84%
International Growth Fund Class 1............      98.74%
Short Term Income Fund Class 1...............      84.89%
U.S. Government Securities Class 1...........      74.38%
Income Fund Class 1..........................      81.90%
Money Market Fund Class 1....................      85.01%

FARMERS FINANCIAL SOLUTIONS LLC
(A FINANCIAL SERVICES FIRM)
VUL OMNIBUS ACCOUNT
VA OMNIBUS ACCOUNT
2423 GALENA AVE., SIMI VALLEY, CA 93065
PARENT COMPANY:ALLIED ZURICH P.L.C. AND
                 ZURICH ALLIED AG
STATE OF INCORPORATION: WASHINGTON
---------------------------------------------------------
Flexible Income Portfolio Class 2............       3.91%
Conservative Balanced Portfolio Class 2......      16.73%
Balanced Portfolio Class 2...................       6.35%
Conservative Growth Portfolio Class 2........       9.09%
Strategic Growth Portfolio Class 2...........      19.87%
Equity Income Fund Class 2...................      15.75%
Mid Cap Stock Fund Class 2...................      64.90%
Small Cap Stock Fund Class 2.................      77.74%



Each of the persons named above may be considered to be a "controlling person" for purposes of the 1940 Act with respect to the named Portfolios and Funds. The Portfolios and Funds have no knowledge as to the beneficial ownership of their shares.

BENEFICIAL OWNERSHIP BY TRUSTEES



Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2002.



----------------------------------------------------------------------------------------------------------
                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                           SECURITIES IN ALL REGISTERED
                                                                                    INVESTMENT
                                     DOLLAR RANGE OF EQUITY SECURITIES   COMPANIES OVERSEEN BY DIRECTOR IN
                                        IN THE PORTFOLIOS AND FUNDS       FAMILY OF INVESTMENT COMPANIES
----------------------------------------------------------------------------------------------------------
 NON-INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
 David E. Anderson                                N/A                                  C
----------------------------------------------------------------------------------------------------------
 Wayne L. Attwood, M.D.                           N/A                                  C
----------------------------------------------------------------------------------------------------------
 Kristianne Blake                                 N/A                                  D
----------------------------------------------------------------------------------------------------------
 Edmond R. Davis. Esq                             N/A                                  D
----------------------------------------------------------------------------------------------------------
 Carrol R. McGinnis                               N/A                                  D
----------------------------------------------------------------------------------------------------------
 Alfred E. Osborne, Jr. Ph.D.                     N/A                                  B
----------------------------------------------------------------------------------------------------------
 Daniel L. Pavelich                               N/A                                  D
----------------------------------------------------------------------------------------------------------
 Jay Rockey                                       N/A                                  D
----------------------------------------------------------------------------------------------------------
 Morton O. Schapiro                               N/A                                  B
----------------------------------------------------------------------------------------------------------
 Richard C. Yancy                                 N/A                                  D
----------------------------------------------------------------------------------------------------------
 INTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------
 Anne V. Farrell                                  N/A                                  D
----------------------------------------------------------------------------------------------------------
 Michael K. Murphy                                N/A                                  C
----------------------------------------------------------------------------------------------------------
 William G. Papesh                                N/A                                  D
----------------------------------------------------------------------------------------------------------


---------------


A = $1 to $10,000



B = $10,001 to $50,000



C = $50,001 to $100,000



D = over $100,000

The Trustees and certain Officers of the Trust are also Trustees or Officers of WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios ("SAMP"), LLC. WM Trust I, WM Trust II and SAMP are investment companies advised by WM Advisors. There are currently forty (40) portfolios within the Fund Complex that are overseen by each of the Trustees. Each of the Trustees and Officers of the Trust who is also an Officer of the Advisor or Shareholder Services, as a result, is an affiliated person, for purposes of the 1940 Act, of the Advisor or Shareholder Services, as the case may be. Unless indicated otherwise, each Trustee and executive officer shall hold the indicated positions until his or her earlier resignation or removal.


REMUNERATION. No Trustee who is a director, officer or employee of the Advisor or its affiliates receives any compensation from the Trust for serving as Trustee of the Trust. The Trust, pays each Trustee who is not a director, officer or employee of the Advisor or its affiliates a fee of $24,000 per annum plus $3,000 per Board meeting attended in person and $1,000 per Board meeting attended by telephone, and reimburses each such Trustee for travel and out-of-pocket expenses. The Lead Trustee receives an additional $8,000 per annum. The Chairman of each committee receives a fee of $1,000 per committee meeting and committee members each receive $500 per committee meeting. Officers of the Trust receive no direct remuneration in such capacity from the Trust. Officers and Trustees of the Trust who are employees of the Advisor or its affiliates may be considered to have received remuneration indirectly.


COMMITTEES. The Trust has established a Governance Committee, an Investment Committee, an Operations/Distribution Committee and an Audit Committee.



The duties of the Governance Committee of the Trust include oversight of the Trust's legal counsel, review of the Trustees' compensation, oversight of regulatory compliance and review of assignments to each of the Trust's other committees. The members of the Governance Committee are Richard C. Yancey (chair), David E. Anderson, Daniel L. Pavelich and Kristianne C. Blake. The Governance Committee held two meetings in 2002.



The duties of the Investment Committee include the review of and oversight of compliance with the investment restrictions of the Portfolios and the Funds, the review of advisory contracts and contracts with custodians and sub-advisors, the review of the pricing, valuation and performance of the Portfolios and Funds, the review of brokerage policies and the review of transactions with affiliates. The members of the Investment Committee are Richard C. Yancey (chair), David E. Anderson, Anne V. Farrell, and Carrol R. McGinnis. The Investment Committee held four meetings in 2002.


The duties of the Operations/Distribution Committee include monitoring the activities of the Distributor, Transfer Agent and Administrator and considering new funds, review of possible termination of funds and/or merging small funds. The members of the Operations/Distribution Committee are Kristianne C. Blake (chair), Michael K. Murphy, Jay Rockey and Morton O. Schapiro. The Operations/Distribution Committee held four meetings in 2002.

The duties of the Audit Committee include oversight of each Fund's internal controls and annual and semi-annual financial reporting process, including review of the results of each Fund's annual independent audit, review of legal, tax and regulatory matters brought to the Committee's attention by management or the independent public accountants that may have a material impact on the financial statements, related company compliance policies and programs, and reports received from regulators and review annual audit plans and other matters in relation to the Funds' independent public accountants. The members of the Audit Committee are Daniel L. Pavelich (chair), Wayne L. Attwood, M.D., Edmond R. Davis, and Alfred E. Osborne. The Audit Committee held four meetings in 2002.


CODES OF ETHICS. The Trust, the Advisor, WM Funds Distributor, Inc. and each of the sub-advisors to the Funds ("Sub-advisors") have adopted codes of ethics in accordance with Rule 17j-1 under the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Portfolios or the Funds.

COMPENSATION





The following table shows the aggregate compensation paid to each of the Trust's Trustees by each Fund and Portfolio for the fiscal year ended December 31, 2002 and by the "Fund Complex" for calendar year 2002. The Fund Complex consists of the Portfolios and Funds, together with WM Strategic Asset Management Portfolios, LLC, WM Trust I and WM Trust II. None of the Trusts has any plan which would pay pension or retirement benefits to any Trustee.


                               COMPENSATION TABLE


                                            FLEXIBLE    CONSERVATIVE               CONSERVATIVE   STRATEGIC   EQUITY   GROWTH &
                                             INCOME       BALANCED     BALANCED       GROWTH       GROWTH     INCOME    INCOME
NON-INTERESTED TRUSTEES                     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO    FUND      FUND
-----------------------                     ---------   ------------   ---------   ------------   ---------   ------   --------
David E. Anderson.........................    $570          $ 97        $1,542        $1,026        $321       $500     $  886
Wayne L. Attwood, M.D. ...................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Kristianne Blake..........................    $720          $122        $1,946        $1,295        $405       $631     $1,119
Edmond R. Davis, Esq. ....................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Carrol R. McGinnis........................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Alfred E. Osborne, Jr., Ph.D. ............    $638          $108        $1,726        $1,149        $359       $559     $  992
Daniel L. Pavelich........................    $733          $124        $1,983        $1,320        $412       $642     $1,140
Jay Rockey................................    $679          $115        $1,836        $1,222        $382       $595     $1,055
Morton O. Schapiro........................    $584          $ 99        $1,579        $1,051        $328       $512     $  908
Richard C. Yancey.........................    $876          $148        $2,369        $1,576        $493       $767     $1,361

INTERESTED TRUSTEES
------------------------------------------
Anne V. Farrell...........................    $659          $112        $1,781        $1,185        $370       $577     $1,024
Michael K. Murphy.........................    $665          $113        $1,799        $1,197        $374       $583     $1,034
William G. Papesh.........................    $  0          $  0        $    0        $    0        $  0       $  0     $    0



                                                                                                                    U.S.
                                        WEST COAST   MID CAP            SMALL CAP   INTERNATIONAL   SHORT TERM   GOVERNMENT
                                          EQUITY      STOCK    GROWTH     STOCK        GROWTH         INCOME     SECURITIES
NON-INTERESTED TRUSTEES                    FUND       FUND      FUND      FUND          FUND           FUND         FUND
-----------------------                 ----------   -------   ------   ---------   -------------   ----------   ----------
David E. Anderson.....................     $297       $274      $593      $171          $214           $180        $  785
Wayne L. Attwood, M.D. ...............     $353       $326      $682      $203          $254           $214        $  934
Kristianne Blake......................     $375       $346      $723      $215          $270           $227        $  991
Edmond R. Davis, Esq. ................     $353       $326      $682      $203          $254           $214        $  934
Carrol R. McGinnis....................     $353       $326      $682      $203          $254           $214        $  934
Alfred E. Osborne, Jr., Ph.D. ........     $332       $306      $641      $191          $239           $201        $  878
Daniel L. Pavelich....................     $382       $352      $737      $219          $275           $231        $1,009
Jay Rockey............................     $353       $326      $682      $203          $254           $214        $  934
Morton O. Schapiro....................     $304       $280      $587      $175          $219           $184        $  804
Richard C. Yancey.....................     $456       $421      $880      $262          $328           $276        $1,205

INTERESTED TRUSTEES
--------------------------------------
Anne V. Farrell.......................     $343       $316      $662      $197          $247           $208        $  906
Michael K. Murphy.....................     $346       $319      $668      $199          $249           $210        $  916
William G. Papesh.....................     $  0       $  0      $  0      $  0          $  0           $  0        $    0

                                                                                                               TOTAL COMPENSATION
                                                                  TOTAL           PENSION OR                        FROM THE
                                                              COMPENSATION        RETIREMENT      ESTIMATED       FUND COMPLEX
                                                    MONEY    FOR FISCAL YEAR   BENEFITS ACCRUED    BENEFITS     PAID TO TRUSTEES
                                           INCOME   MARKET        ENDED        AS PART OF FUND       UPON           FOR YEAR
NON-INTERESTED TRUSTEES                     FUND     FUND      12/31/2002          EXPENSES       RETIREMENT    ENDED 12/31/2002
-----------------------                    ------   ------   ---------------   ----------------   ----------   ------------------
David E. Anderson........................  $  791    $162        $ 8,388              $0              $0            $42,000
Wayne L. Attwood, M.D. ..................  $  941    $193        $ 9,986              $0              $0            $50,000
Kristianne Blake.........................  $  998    $205        $10,585              $0              $0            $53,000
Edmond R. Davis, Esq. ...................  $  941    $193        $ 9,986              $0              $0            $50,000
Carrol R. McGinnis.......................  $  941    $193        $ 9,986              $0              $0            $50,000
Alfred E. Osborne, Jr., Ph.D. ...........  $  885    $182        $ 9,387              $0              $0            $47,000
Daniel L. Pavelich.......................  $1,016    $209        $10,785              $0              $0            $54,000
Jay Rockey...............................  $  941    $193        $ 9,986              $0              $0            $50,000
Morton O. Schapiro.......................  $  809    $166        $ 8,588              $0              $0            $42,000
Richard C. Yancey........................  $1,214    $249        $12,882              $0              $0            $64,500

INTERESTED TRUSTEES
-----------------------------------------
Anne V. Farrell..........................  $  913    $188        $ 9,686              $0              $0            $48,500
Michael K. Murphy........................  $  922    $190        $ 9,786              $0              $0            $49,000
William G. Papesh........................  $    0    $  0        $     0              $0              $0            $     0



                      INVESTMENT ADVISOR AND SUB-ADVISORS


WM Advisors serves as investment advisor to each of the Portfolios and Funds, and each Sub-advisor serves as investment Sub-advisor to one or more Funds, pursuant to separate written agreements. Certain of the services provided by, and the fees paid to, WM Advisors and the Sub-advisors are described in the Prospectuses under "Organization." WM Advisors and the Sub-advisors each (i) compensates its respective directors and pays the salaries of its respective officers and employees, (ii) compensates its respective officers and employees that serve as officers of the Trust, and (iii) maintains office facilities for the Trust.



The Trust, WM Advisors and the Sub-advisors have adopted codes of ethics which generally permit personal securities trading by their personnel, subject to certain conditions that are intended to prevent such personnel from defrauding the Trust.



In determining to approve the most recent annual extension of the Trust's investment advisory agreement with the Advisor (the "Advisory Agreement") and the investment sub-advisory agreements among the Trust, the Advisor and certain Sub-advisors with respect to the Growth and International Growth Funds (the "Sub-advisory Agreements"), the Trustees met over the course of the Trust's last fiscal year with the relevant investment advisory personnel and considered information provided by the Advisor and the Sub-advisors relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreement and each Sub-advisory Agreement. For more information on these people, see the Sections entitled
"Organization -- Advisor and Sub-Advisors" and "Organization -- Individual Fund Managers" in the Trust's Prospectuses. The Trustees also took into account the time and attention devoted by senior management to the Portfolios and Funds. The Trustees evaluated the level of skill required to manage the Portfolios and Funds, and concluded that the human resources devoted by the Advisor and the Sub-advisors to the Fund were appropriate to fulfill effectively their respective duties under the Advisory Agreement and Sub-advisory Agreements. The Trustees also considered the business reputation of the Advisor and the Sub-advisors, their financial resources and their professional liability insurance coverage, and concluded that they would be able to meet any reasonably foreseeable obligations under the respective agreements.


The Trustees received information concerning the investment philosophies and investment processes applied by the Advisor and the Sub-advisors in managing the Portfolios and Funds, as disclosed in the Prospectuses. In this connection, the Trustees considered the in-house research capabilities of the Advisor and the Sub-advisors as well as other sources available to the Advisor's and the Sub-advisor's personnel, including research services available to the Advisor and the Sub-advisors as a result of securities transactions effected for the Funds and other investment advisory clients. (For more information, see the description under "Securities Transactions" below.) The Trustees concluded that the investment process, research capabilities and philosophies of the Advisor and the Sub-advisors were well suited to the respective Portfolios and Funds, given their respective investment objectives and policies.


The Trustees considered the scope of the services provided by the Advisor to the Portfolios and Funds under the Advisory Agreement, and those provided by the Sub-advisors under the Sub-advisory Agreements, relative to services provided by other third parties to other mutual funds. The Trustees noted that the standard of care applicable to the Advisor and the Sub-advisors under the respective agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services provided to the Funds by the Advisor and the Sub-advisors was consistent with the Portfolios' and Funds' operational requirements, including, in addition to its investment objective, compliance with the Portfolios' and Funds' investment restrictions, tax and reporting requirements and related shareholder services.


The Trustees considered the quality of the services provided by the Advisor and the Sub-advisors to the Portfolios and Funds. The Trustees evaluated the records of the Advisor and Sub-advisors with respect to regulatory compliance and compliance with the investment policies of the Portfolios and Funds. The Trustees also evaluated the procedures of the Advisor and each Sub-advisor designed to fulfill their fiduciary duties to the Portfolios and Funds with respect to possible conflicts of interest, including the codes of ethics of the Advisor and each of the Sub-advisors (regulating the personal trading of its officers and employees), the procedures by which the Advisor allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisor and the Sub-advisors in these matters. The Trustees also received information concerning standards of the Advisor with respect to the execution of portfolio transactions. See "Securities Transactions" below.


The Trustees considered oversight by the Advisor of non-advisory services provided by persons other than the Advisor, including the Sub-advisors, by reference, among other things, to the Portfolios' and Funds' total expenses and the reputation of the Trust's other service providers, as described below. The Trustees also considered information relating to the investment performance of the Portfolios and Funds relative to their respective performance benchmark(s), relative to other similar accounts managed by the Advisor and the relevant Sub-advisors, and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including one-, five- and ten-year calendar year periods (as disclosed in the Prospectuses), performance under different market conditions and during different phases of a market cycle, the volatility of each Portfolio's and Fund's returns, as well as factors identified by the Advisor or the Sub-advisor as contributing to performance. See "Individual Portfolio Reviews" in the Trust's most recent Annual Report. The Trustees concluded that the scope and quality of the services provided by the Advisor and the Sub-advisors, as well as the investment performance of the Portfolios and Funds, was sufficient, in light of market conditions, performance attribution, the resources dedicated by the Advisor and the Sub-advisors and their integrity, their personnel and systems, and their respective financial resources, to merit reapproval of the Advisory Agreement and each Sub-advisory Agreement for another year.

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreement and each Sub-advisory Agreement. The Trustees reviewed information, including information supplied by other third parties, concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of each Portfolio and Fund as a percentage of assets at different asset levels and possible economies of scale available to the Advisor and/or the relevant Sub-advisor. In particular, the Trustees evaluated the profitability of the Advisor with respect to the Portfolios and Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by each Portfolio and Fund directly to the Advisor and the applicable Sub-advisors, but also took into account so-called "fallout benefits" to the Advisor and the Sub-advisors such as reputational value derived from serving as investment advisor to one or more of the Portfolios and Funds.

In evaluating the Portfolios' and Funds' advisory and sub-advisory fees, the Trustees also took into account the complexity of investment management for each Portfolio and Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state-specific municipal funds require greater intensity of research and trading acumen than larger capitalization or more diversified funds.


Based on the foregoing, the Trustees concluded that the fees to be paid to the Advisor and the Sub-advisors under the Advisory Agreement and each Sub-advisory Agreement were fair and reasonable, given the scope and quality of the services rendered by the Advisor and the Sub-advisors.


MANAGEMENT FEES

Each Portfolio and Fund pays a management fee to the Advisor. The management fee is calculated and paid every month. It is based upon a percentage of the average net assets of the

Portfolio or Fund. Absent fee waivers, the management fee for each Portfolio and Fund as provided in the Advisory Agreement of the Portfolio or Fund is as follows:



FUND                                                                         FEES
----                                                          -----------------------------------
Each of the Portfolios......................................  0.10% of all assets
REIT Fund...................................................  0.80% of the first $500 million
                                                              0.75% of the next $1.5 billion
                                                              0.70% of the next $1 billion
                                                              0.65% thereafter
Equity Income Fund..........................................  0.625% of the first $500 million
                                                              0.50% thereafter
Growth & Income Fund........................................  0.80% of the first $100 million
                                                              0.75% of the next $100 million
                                                              0.70% of the next $200 million
                                                              0.65% of the next $100 million
                                                              0.575% thereafter
West Coast Equity Fund......................................  0.625% of the first $500 million
                                                              0.50% thereafter
Mid Cap Stock Fund..........................................  0.75% the first $3 billion
                                                              0.70% thereafter
Growth Fund*................................................  0.95% of the first $25 million
                                                              0.875% thereafter
Small Cap Stock Fund........................................  0.90% of the first $25 million
                                                              0.85% of the next $475 million
                                                              0.75% thereafter
International Growth Fund**.................................  0.20% of the first $25 million
                                                              0.35% of the next $25 million
                                                              0.425% of the next $75 million
                                                              0.325% of the next $125 million
                                                              0.375% thereafter
Short Term Income Fund......................................  0.50% of the first $200 million
                                                              0.45% on the next $300 million
                                                              0.40% thereafter
U.S. Government Securities Fund.............................  0.50% the first $3 billion
                                                              0.45% thereafter
Income Fund.................................................  0.50% the first $3 billion
                                                              0.45% thereafter
Money Market Fund...........................................  0.45% of all assets



 * The Advisory Agreement was amended effective January 1, 2000 to provide for direct payment of the Sub-advisors by the Fund. The fee rates shown will be reduced by the Sub-advisory fees, which will fluctuate depending on the allocation of assets among the three Sub-advisors.



** The Advisory and Sub-advisory agreements for the Fund were amended effective
   January 1, 2000 to provide for the direct payment of the Sub-advisor by the Fund. The fee rates shown above reflect this amendment (i.e., they are net of Sub-advisory fees). The Advisor also receives the benefit of the fee aggregation policies described below.

        FEE AGGREGATION POLICIES


     Fee aggregation will apply to all accounts managed by Capital Group companies (affiliates of Capital Guardian) for affiliates of Washington Mutual Inc., including the International Growth Fund, except for emerging markets equity investments and investments in funds with internally charged fees ("Eligible Accounts"). In order to achieve the benefit of fee aggregation, the combined actual fees must exceed the combined total of the minimum fee applicable to each of the client's Eligible Accounts.


     For additional Eligible Accounts with the same investment objectives and guidelines, all assets for these Eligible Accounts will be aggregated for fee calculation purposes.

     For additional Eligible Accounts with different investment objectives and guidelines:

          1. Each account will be charged on the first $10 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $10 million will be aggregated and charged at the incremental rate for the appropriate mandate.

          2. Assets invested in commingled funds will be aggregated and charged at the incremental rate for the appropriate mandate.

          3. The first additional account within a new country will be charged on the first $15 million at the initial breakpoint rate for the appropriate mandate. Any incremental assets over $15 million will be aggregated and charged at the incremental rate for the appropriate mandate.

     For fee aggregation purposes, Eligible Accounts will be aggregated in the following order: balanced, equity-developed markets, convertible, fixed-income-high yield, fixed-income-emerging markets, and fixed-income-developed markets.

     Unless otherwise requested, the benefit from fee aggregation for clients with multiple accounts will be calculated by comparing total aggregated fees to total unaggregated fees for all Eligible Accounts. The resulting percentage discount will be applied to each Eligible Account's unaggregated fees.

     If all Eligible Accounts are not denominated in the same currency, the local currency assets of each Eligible Account and the related fees calculated on any unaggregated basis will be converted to a designated base currency using the applicable foreign exchange rate. The total of such fees will be compared to the Eligible Accounts' total aggregated fees. The resulting percentage discount will then be applied to each Eligible Account's unaggregated fee as determined in the applicable currency.

     FEE DISCOUNTS AND ELIMINATION OF FEE BREAKPOINTS

     The following fee discounts will be applied based upon the total aggregated fees:

       Clients between $1.25 million to $4 million.................     5% discount
       Clients between $4 million to $8 million....................   7.5% discount
       Clients between $8 million to $12 million...................    10% discount
       Clients over $12 million....................................  12.5% discount

     For this purpose, aggregated fees will include all fees from separate accounts, commingled funds, and funds internally charged fees managed by Capital Group companies, except for investments in American Funds' mutual funds. The resulting fee discount percentage will be applied to each account's fees (excluding fees related to investments in funds with internally charged fees).

     For clients whose total aggregated fees (before discounts) exceed $3 million, fee breakpoints will be eliminated and each account will be charged at the lowest marginal fee rate applicable to the account's fee schedule.

     To determine the applicable fee discount level and breakpoint elimination threshold, the total aggregated fees for the quarter will be annualized. For this purpose, all local currency fees will be converted to a designated base currency.

     Fees related to investments in funds with internally charged fees will be estimated by multiplying the quarter end value of the investment (adjusted on a prorated basis for any contributions or withdrawals during the quarter) by the fund's effective fee. For this purpose, the effective fee will be based on the value of the fund's quarter end assets and the fund's current fee schedule.

     Applicable discount levels and the elimination of fee breakpoints will be effective beginning the first quarter a discount threshold is exceeded and will remain in effect unless the total fees fall below the discount threshold due to a significant withdrawal of assets. A decline in the market alone will not cause the reinstatement of a lower discount level or fee breakpoints.


The tables below show the investment advisory fees paid, and investment advisory fees waived, for the three most recent fiscal years.



                                 FISCAL YEAR ENDED          FISCAL YEAR ENDED          FISCAL YEAR ENDED
                                 DECEMBER 31, 2002          DECEMBER 31, 2001          DECEMBER 31, 2000
                              ------------------------   ------------------------   ------------------------
                              FEES PAID    FEES WAIVED   FEES PAID    FEES WAIVED   FEES PAID    FEES WAIVED
                              ----------   -----------   ----------   -----------   ----------   -----------
Flexible Income Portfolio...  $  113,173     $     0     $   56,457     $     0     $   33,456     $     0
Conservative Balanced
  Portfolio.................  $   18,580     $18,580     $   11,246     $11,246     $    7,787     $ 4,911
Balanced Portfolio..........  $  364,098     $     0     $  334,487     $     0     $  243,346     $     0
Conservative Growth
  Portfolio.................  $  276,615     $     0     $  308,416     $     0     $  235,673     $     0
Strategic Growth
  Portfolio.................  $   86,300     $     0     $   98,792     $     0     $   71,260     $     0
Equity Income Fund..........  $  706,100     $     0     $  489,771     $     0     $  147,835     $     0
Growth & Income Fund........  $1,888,275     $     0     $2,373,210     $     0     $2,031,443     $     0
West Coast Equity Fund......  $  482,090     $     0     $  482,810     $     0     $  327,489     $     0
Mid Cap Stock Fund..........  $  517,513     $     0     $  483,125     $     0     $  216,565     $     0
Growth Fund*................  $  716,725     $     0     $  870,124     $     0     $1,599,920     $     0
Small Cap Stock Fund........  $  433,390     $     0     $  611,039     $     0     $  738,865     $     0
International Growth
  Fund*.....................  $  152,364     $     0     $  226,534     $     0     $  287,433     $     0
Short Term Income Fund......  $  249,814     $     0     $  228,433     $     0     $  227,844     $     0
U.S. Government Securities
  Fund......................  $  821,350     $     0     $  614,419     $     0     $  461,247     $     0
Income Fund.................  $  869,019     $     0     $  713,108     $     0     $  505,225     $     0
Money Market Fund...........  $  155,843     $     0     $  104,245     $     0     $   91,345     $ 4,466


---------------

* The Advisory and Sub-advisory Agreements for the Funds were amended effective January 1, 2000 to provide for the direct payment of Sub-advisors by the Funds. The fees shown above reflect this amendment (i.e., are net of sub-advisory fees).

Sub-advisory fees were paid by the Funds for the fiscal years ended December 31, 2000, 2001 and 2002 in the following amounts (no fees were waived):



                                       2002                       2001                       2000
                              -----------------------   ------------------------   ------------------------
                              FEES PAID   FEES WAIVED   FEES PAID    FEES WAIVED   FEES PAID    FEES WAIVED
                              ---------   -----------   ----------   -----------   ----------   -----------
Growth Fund
  Janus.....................  $251,170        $0        $1,021,330       $0        $1,726,455       $0
  Columbia..................  $ 85,703        $0        $        0       $0        $        0       $0
  Oppenheimer...............  $282,119        $0        $        0       $0        $        0       $0
  Total.....................  $618,992        $0        $1,021,330       $0        $1,726,455       $0
International Growth Fund
  Capital Guardian..........  $322,857        $0        $  307,540       $0        $  368,252       $0



           CUSTODIAN, ADMINISTRATOR, TRANSFER AGENT, DISTRIBUTOR AND


                            OTHER SERVICE PROVIDERS


The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. Boston Safe Deposit and Trust Company, located at One Boston Place, Boston, Massachusetts 02108, serves as custodian for the Funds (the "Custodian"). In addition, the Trust may employ foreign sub-custodians that are approved by the Board of Trustees to hold foreign assets. WM Shareholder Services, located at 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, serves as the Trust's administrator and transfer agent.

For the years ended December 31, 2000, 2001 and 2002 the Portfolios and Funds paid to WM Shareholder Services, the following administration fees (no fees were waived):


                                                                2002          2001         2000
                                                             ----------    ----------    ---------
(NAME AND FINANCIAL INFO)                                    FEES PAID*    FEES PAID*    FEES PAID
-------------------------                                    ----------    ----------    ---------
Flexible Income Portfolio..................................   $169,759      $ 34,686     $ 50,184
Conservative Balanced Portfolio............................   $ 27,870      $ 16,869     $ 11,681
Balanced Portfolio.........................................   $546,148      $501,730     $365,019
Conservative Growth Portfolio..............................   $414,923      $462,622     $353,509
Strategic Growth Portfolio.................................   $129,449      $148,188     $106,889
Equity Income Fund.........................................   $      0      $      0     $ 42,577
Growth & Income Fund.......................................   $      0      $      0     $483,799
West Coast Equity Fund.....................................   $      0      $      0     $ 94,317
Mid Cap Stock Fund.........................................   $      0      $      0     $ 51,976
Growth Fund................................................   $      0      $      0     $680,426
Small Cap Stock Fund.......................................   $      0      $      0     $153,818
International Growth Fund..................................   $      0      $      0     $128,263
Short Term Income Fund.....................................   $      0      $      0     $ 82,024
U.S. Government Securities Fund............................   $      0      $      0     $166,049
Income Fund................................................   $      0      $      0     $181,881
Money Market Fund..........................................   $      0      $      0     $ 36,538


------------------------

* Beginning January 1, 2001, the Funds no longer paid administration fees to WM Shareholder Services.

WM Funds Distributor, Inc., located at 1201 Third Avenue, 22nd Floor, Seattle, Washington, 98101 (the "Distributor"), will purchase and resell shares of the Portfolios and Funds. The Distributor does not receive any compensation for the purchase or redemption of Class 1 Portfolio or Fund shares. The Portfolios and Funds have approved a distribution plan applicable to Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 distribution plan, the Distributor receives fees at an annual rate of up to 0.25% of the average daily net assets attributable to Class 2 shares of each Portfolio and Fund. For the year ended December 31, 2002, this fee amounted to $130,105.



The fees received by the Distributor under the Rule 12b-1 plan may be used to cover the expenses of the Distributor primarily intended to result in the sale of Class 2 shares Portfolio and Fund shares, including payments to the Distributor's representatives and others for selling Class 2 shares. The Distributor may pay all or a portion of the fees to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondence, new applications and subsequent purchases. Because the Distributor may retain any amount of its fee that is not so expended, the Rule 12b-1 plan is characterized by the Securities and Exchange Commission (the "SEC") as a "compensation-type" plan. Under its terms, the Rule 12b-1 plan will remain in effect from year to year only if such continuance is approved annually by vote of the Board of Trustees.


COUNSEL AND INDEPENDENT AUDITORS

Ropes & Gray, located at One International Place, Boston, Massachusetts 02110, serves as Counsel to the Trust.


Deloitte & Touche LLP, located at 200 Berkeley St., Boston, Massachusetts 02116, serves as Independent Auditors to the Trust.



                           ORGANIZATION OF THE TRUST


The Trust is an open-end management investment company that is organized as a "Massachusetts business trust" under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated January 27, 1993, as amended from time to time (the "Declaration of Trust"). Prior to March 20, 1998, the Trust was known as The Sierra Variable Trust. Certificates representing shares in the Trust are not physically issued. The Trust's custodian and the Trust's transfer agent maintain a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable but have no preemptive, conversion or subscription rights. Shareholders generally vote by Portfolio or Fund except with respect to the election of Trustees and the selection of independent accountants.

Under normal circumstances, there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office promptly will call a shareholders' meeting for the election of Trustees. Under the 1940 Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

Under the Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.


The Trust has the power to issue separate series of shares and has authorized the following seventeen separate series: Money Market Fund, Short Term Income Fund, U.S. Government Securities Fund, Income Fund, REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Stock Fund, International Growth Fund, Flexible Income Portfolio, Conservative Balanced Portfolio, Balanced Portfolio, Conservative Growth Portfolio and Strategic Growth Portfolio. The Trust offers shares of beneficial interest, each without par value. Additional series may be established. Prior to January 30, 1998, the Money Market Fund was known as the Global Money Fund. Prior to March 20, 1998, the U.S. Government Securities Fund was known as the U.S. Government Fund, the Income Fund was known as the Corporate Income Fund, the Growth & Income Fund was known as the Growth and Income Fund, the Strategic Growth Portfolio was known as the Capital Growth Portfolio, the Conservative Growth Portfolio was known as the Growth Portfolio and the Flexible Income Portfolio was known as the Value Portfolio. Prior to March 1, 2002, the West Coast Equity Fund was known as the Growth Fund of the Northwest.


The Trust's Board of Trustees monitors potential conflicts among variable life insurance policies, variable annuity contracts, insurance company shareholders, and qualified retirement plan shareholders, and will determine what, if any, action should be taken to resolve any conflicts.

Massachusetts law provides that the shareholders, under certain circumstances, could be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Declaration of Trust provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the assets of the relevant Portfolio or Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of the Trust.

                       INVESTMENT OBJECTIVES AND POLICIES


The Prospectus discusses the investment objective or objectives of each of the Portfolios and Funds, and the policies to be employed to achieve such objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Portfolios and the Funds may invest, the investment policies and portfolio strategies that each may utilize and certain risks attendant to such investments, policies and strategies. Although the WM High Yield Fund is not mentioned specifically below because it is not available for direct investment through the variable annuity and variable life contracts, some of the strategies discussed below may apply to the WM High Yield Fund, which is an allowable investment of the Portfolios.

STRATEGIES AVAILABLE TO ALL FUNDS AND PORTFOLIOS


RATINGS AS INVESTMENT CRITERIA. In general, the ratings of nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P"), and Fitch Ratings ("Fitch"), represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized, however, that such ratings are relative and subjective and are not absolute standards of quality. These ratings will be used by the Portfolios and the Funds as initial criteria for the selection of portfolio securities, but the Portfolios and the Funds will also rely upon the independent advice of WM Advisors or their respective sub-advisors to evaluate potential investments. Additional information concerning the ratings of these services and their significance can be found in the Appendix to this SAI beginning on page 51.


To the extent that the rating given by an NRSRO for securities may change as a result of changes in such organization or its rating system, each of the Portfolios and the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and in this SAI.

U.S. GOVERNMENT SECURITIES. U.S. Government Securities include debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. U.S. Government Securities include direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Resolution Trust Corporation, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Because the U.S. Government is not obligated by law to provide support to an instrumentality it sponsors, a Portfolio or Fund will invest in obligations issued by such an instrumentality only if WM Advisors or the relevant sub-advisor determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment.


ILLIQUID SECURITIES AND RESTRICTED SECURITIES. These securities generally cannot be sold or disposed of in the ordinary course of business at approximately the value at which the Fund has valued the investments within seven days. This may have an adverse effect upon the Fund's ability to dispose of the particular securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Rule 144A securities is not determined to be liquid, that investment will be treated as an illiquid security.



BANK OBLIGATIONS. Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio or Fund, depending upon the principal amount of certificates of deposit ("CDs") of each state bank held by a Portfolio or Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specific levels of reserve, and are subject to other supervision and regulation designed to promote financial soundness.


Obligations of foreign branches of U.S. banks and of foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. Foreign branches of U.S. banks and foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank or about a foreign bank than about a U.S. bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. The deposits of branches licensed by certain states may not necessarily be insured by the FDIC.


In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, WM Advisors or the relevant Sub-advisors will carefully evaluate such investments on a case-by-case basis.


A Portfolio or a Fund may purchase a CD, TD or bankers' acceptance issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a "Small Issuer Bank Obligation") only so long as the issuer is a member of the FDIC or supervised by the Office of Thrift Supervision (the "OTS") and so long as the principal amount of the Small Issuer Bank Obligation is fully insured by the FDIC and is no more than $100,000. Each of the Portfolios and Funds will at any one time hold only one Small Issuer Bank Obligation from any one issuer.

MORTGAGE-BACKED SECURITIES. The mortgage-backed securities in which the Portfolios and Funds may invest include those classified as governmental or government-related, depending on the issuer or guarantor. Governmental mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities which are not backed by the full faith and credit of the United States include those issued by FNMA and FHLMC. FNMA/FHLMC are government-sponsored corporations owned entirely by private stockholders, which are subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA/FHLMC are guaranteed as to timely payment of principal and interest by FNMA/FHLMC. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments in which principal or interest payments may vary or terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, the Portfolios and the Funds will, consistent with their respective investment objectives and policies, consider making investments in such new types of securities.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

REPURCHASE AGREEMENTS. The Short Term Income, Growth, Small Cap Stock and International Growth Funds and the Portfolios may invest in repurchase agreements. The Money Market, U.S. Government Securities, REIT, Income, Equity Income, Mid Cap Stock, Growth & Income and West Coast Equity Funds may enter into repurchase agreements with brokers, dealers and banks to temporarily invest cash reserves provided that repurchase agreements maturing in greater than 7 days cannot exceed 10% of each Fund's total assets.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. In order to secure yields or prices deemed advantageous at the time, each of the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis. The Fund will enter into when-issued transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the securities are actually delivered to the Fund. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

A segregated account in the name of the Fund consisting of cash or other liquid assets equal to the amount of when-issued or delayed-delivery commitments will be established at the Custodian. For the purpose of determining the adequacy of the securities in the accounts, the deposited securities will be valued at market or fair value. If the market or fair value of the securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then-available cash flow, the sale of securities held in the segregated account, the sale of other securities or, although it would not normally expect to do so, from the sale of securities purchased on a when-issued or delayed-delivery basis themselves (which may have a greater or lesser value than the Fund's payment obligations).

STRATEGIES AVAILABLE TO THE PORTFOLIOS AND ALL FUNDS (EXCEPT THE MONEY MARKET
FUND) WHERE NOTED

OVER-THE-COUNTER OPTIONS. An over-the-counter option (an option not traded on a national securities exchange) may be closed out only with the other party to the original option transaction. While a Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to realize any profit thereon and thereby would incur transactions costs on the purchase or sale of the underlying assets. If the Fund cannot close out a covered call option written by it, it will not be able to sell the underlying security until the option expires or is exercised. Furthermore, over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organizations.


STRATEGIC TRANSACTIONS. Subject to the investment limitations and restrictions stated elsewhere in this SAI and in the Prospectus, each of the Portfolios and Funds, except for the Money Market Fund, may utilize various other investment strategies as described below to hedge various market risks, to manage the effective maturity or duration of fixed-income securities or for other bona fide hedging purposes. None of the Portfolios or Funds currently intends to enter into strategic transactions, excluding strategic transactions that are "covered" or entered into for bona fide hedging purposes, that are in the aggregate principal amount in excess of 15% of the Portfolio's or Fund's net assets. Strategic transactions have associated risks including possible default by the other party to the transaction, illiquidity and, to the extent that WM Advisors or the Sub-advisor's view as to certain market movements is incorrect, losses greater than if they had not been used. Use of put and call options, currency transactions or options and futures transactions entails certain risks as described herein and in the Prospectuses in sections relating to such investment or instruments. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized.

The use of strategic transactions for portfolio management purposes involves special considerations and risks. Additional risks pertaining to particular strategies that make up strategic transactions are described in other sections of this SAI. Successful use of most strategic transactions depends upon WM Advisors' or the Sub-advisor's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. There may be imperfect correlation, or even no correlation, between price movements of strategic transactions and price movements of the related portfolio or currency positions. Such a lack of correlation might occur due to factors unrelated to the value of the related portfolio or currency positions, such as speculative or other pressures on the markets in which strategic transactions are traded. Strategic transactions, if successful, can reduce risk of loss or enhance income, by wholly or partially offsetting the negative effect of, or accurately predicting, unfavorable price movements or currency fluctuations in the related portfolio or currency position. However, strategic transactions can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the related positions. In addition, a Portfolio or Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in strategic transactions involving obligations to third parties (i.e., strategic transactions other than purchased options). These requirements might impair the Portfolio's or Fund's ability to sell a portfolio security or currency position or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio or Fund sell a portfolio security or currency position at a disadvantageous time. Certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") may accelerate or adversely impact the character of certain strategic transactions.



Swaps, Caps, Floors and Collars. Among the strategic transactions into which a Portfolio or Fund may enter, to the extent consistent with its investment policies and restrictions, are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Portfolio or Fund would enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio or Fund anticipates purchasing at a later date. A Portfolio or Fund will use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Portfolio or Fund may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio or Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or value.


A Portfolio or Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio or Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, WM Advisors and the Trusts believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.



Futures Activities. Each of the Funds that is permitted to engage in strategic transactions and each of the Portfolios may enter into futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and for otherwise permitted strategic transactions.


Futures Contracts. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. A bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying securities in the index is made.

The purpose of entering into a futures contract is to protect the Portfolio or Fund from fluctuations in the value of its securities caused by anticipated changes in interest rates or market conditions without necessarily buying or selling the securities.

No consideration is paid or received by a Portfolio or Fund upon entering into a futures contract. Initially, a Portfolio or Fund would be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is the equivalent of a performance bond or good faith deposit on the contract, which is returned to the Portfolio or Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Portfolio or Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of WM Advisors or the relevant Sub-advisor to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. The decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.


Although the Portfolios and Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio or Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

To ensure that transactions constitute bona fide hedges in instances involving the purchase or sale of a futures contract, the Portfolios and the Funds will be required to either (i) segregate sufficient cash or liquid assets to cover the outstanding position or (ii) cover the futures contract by either owning the instruments underlying the futures contract or by holding a portfolio of securities with characteristics substantially similar to the underlying index or stock index comprising the futures contract or by holding a separate option permitting it to purchase or sell the same futures contract. Because of the imperfect correlation between the movements in the price of underlying indexes or stock indexes of various futures contracts and the movement of the price of securities in their portfolios, the Portfolios and the Funds will periodically make adjustments to its index futures contracts positions to appropriately reflect the relationship between the underlying portfolio and the indexes. The Portfolios and the Funds will not maintain short positions in index or stock index futures contracts, options written on index or stock index futures contracts and options written on indexes or stock indexes, if in the aggregate, the value of these positions exceeds the current market value of their portfolios plus or minus the unrealized gain or loss on those positions.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract. The value of the option does however change daily and that change would be reflected in the net asset value of the Portfolio or the Fund holding the option.

When engaging in strategic transactions, the Portfolios and the Funds may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.


There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated interest rate and market trends by WM Advisors or the relevant Sub-advisor, which could prove to be inaccurate. Even if the expectations of WM Advisors or the Sub-advisors are correct, there may be an imperfect correlation between the change in the value of the options and the portfolio securities hedged.



STRATEGIES AVAILABLE TO THE REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH AND SHORT TERM INCOME FUNDS



Options on Securities. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Short Term Income Funds may write covered put options and covered call options on securities, purchase put and call options on securities and enter into closing transactions.



Options written by these Funds will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (1) in-the-money call options when WM Advisors or their Sub-advisor expects that the price of the underlying security will remain flat or decline moderately during the option period, (2) at-the-money call options when WM Advisors or their Sub-advisor expects that the price of the underlying security will remain flat or advance moderately during the option period and (3) out-of-the-money call options when WM Advisors or their Sub-advisor expects that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options described above.


So long as the Fund's obligation as the writer of an option continues, each of the REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock, International Growth and Short Term Income Funds may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the relevant Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, each Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC") and of the securities exchange on which the option is written.


An option may be closed out only when there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of this fact, and current trading conditions, each Fund expects to purchase or write call or put options issued by the OCC, except that options on U.S. Government Securities may be purchased or written in the over-the-counter market. Over-the-counter options can be closed out only by agreement with the primary dealer in the transaction. National securities exchanges on which options are traded are: The Chicago Board Options Exchange
(CBOE), The Board of Trade of the City of Chicago (CBT), American Stock Exchange
(AMEX), Philadelphia Stock Exchange (PHLX), Pacific Stock Exchange (PSE) and the New York Stock Exchange (NYSE). Any over-the-counter option written by the Fund will be with a qualified dealer pursuant to an agreement under which the Fund would have the absolute right to repurchase an over-the-counter option it has sold. Such options will be considered illiquid in an amount equal to the formula price, less the amount by which the option is "in-the-money." In the event of the insolvency of the primary dealer, the Fund may not be able to liquidate its position in over-the-counter options, or to enter into closing purchase transactions on options written by it.

The Fund may realize a profit or loss upon entering into closing transactions. In cases where the Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option, and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when the Fund has purchased an option and engages in a closing sale transaction, it will realize a profit or loss to the extent that the amount received in the closing sale transaction is more or less than the premium it initially paid for the original option plus the related transaction costs.


To facilitate closing transactions, the Fund will generally purchase or write only those options for which WM Advisors or its Sub-advisor believes there is an active secondary market although there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and the securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such events, it might not be possible to effect closing transactions in particular options. If as a covered call option writer the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


Securities exchanges have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the particular Fund and other clients of WM Advisors and its Sub-advisors and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions.


In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying security with respect to which the Fund has written options may exceed the time within which it must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock. The Fund may however, incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to mortgage-backed U.S. Government Securities for which the Fund may write covered call options. If the Fund writes covered call options on a mortgage-backed security, the security that it holds as cover may, because of scheduled amortization of unscheduled prepayments, cease to be sufficient cover. In such an instance, the Fund will compensate by purchasing an appropriate additional amount of mortgage-backed securities.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

Options on Securities Indexes. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may also purchase and sell call and put options on securities indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.

Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although the Fund generally will purchase or write such an option only if WM Advisors or its Sub-advisor believes the option can be closed out.



Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless WM Advisors or its Sub-advisor believes the market is sufficiently developed for the risk of trading in such options to be no greater than the risk of trading in options on securities.


Price movements in the Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on securities indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

Foreign Currency Exchange Transactions. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may engage in currency exchange transactions with parties who have been approved by the Trusts' Board of Trustees, to protect against uncertainty in the level of future exchange rates. The Funds' dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. A Fund may not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency.


If a Fund enters into a position hedging transaction, the Custodian will, except in circumstances where segregated accounts are not required by the 1940 Act and the rules adopted thereunder, place cash or other liquid assets in a segregated account for the Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract. For each forward foreign currency exchange contract that is used to hedge a securities position denominated in a foreign currency, but for which the hedging position no longer provides, in the opinion of WM Advisors or the Sub-advisor, sufficient protection to consider the contract to be a hedge, the Fund maintains with the Custodian a segregated account of cash or other liquid assets in an amount at least equal to the portion of the contract that is no longer sufficiently covered by such hedge. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's unhedged exposure (in the case of securities denominated in a foreign currency) or commitment with respect to the contract. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.


At or before the maturity of a forward contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the amount of the currency that it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions with factors such as, the currency involved, the length of the contract period and the prevailing market conditions. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, forward currency contracts may limit the risk of loss due to a decline in the value of the hedged currency increase.

If a devaluation of a currency is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates.

The Funds, in addition, may combine forward currency exchange contracts with investments in securities denominated in other currencies in an attempt to create a combined investment position, the overall performance of which will be similar to that of a security denominated in a Fund's underlying currency. For instance, a Fund could purchase a U.S. dollar-denominated security and at the same time enter into a forward currency exchange contract to exchange U.S. dollars for its underlying currency at a future date. By matching the amount of U.S. dollars to be exchanged with the anticipated value of the U.S. dollar-denominated security, the Fund may be able to "lock in" the foreign currency value of the security and adopt a synthetic investment position whereby the Fund's overall investment return from the combined position is similar to the return from purchasing a foreign currency-denominated instrument.


There is a risk in adopting a synthetic investment position. It is impossible to forecast with absolute precision what the market value of a particular security will be at any given time. If the value of a security denominated in the U.S. dollar or other foreign currency is not exactly matched with a Fund's obligation under a forward currency exchange contract on the date of maturity, the Fund may be exposed to some risk of loss from fluctuations in that currency. Although WM Advisors and each Sub-advisor will attempt to hold such mismatching to a minimum, there can be no assurance that WM Advisors or the Fund's Sub-advisor will be able to do so.


Although the foreign currency market is not believed to be necessarily more volatile than the market in other commodities, there is less protection against defaults in the forward trading to currencies than there is in trading such currencies on an exchange because such forward contracts are not guaranteed by an exchange or clearing house. The CFTC has indicated that it may assert jurisdiction over forward contracts in foreign currencies and attempt to prohibit certain entities from engaging in such transactions. In the event that such prohibition included the Fund, it would cease trading such contracts. Cessation of trading might adversely affect the performance of a Fund.

STRATEGIES AVAILABLE TO REIT, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

Options on Foreign Currencies. The REIT, Mid Cap Stock, Growth, Small Cap Stock, International Growth, Short Term Income and Income Funds may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Such hedging includes cross hedging and proxy hedging where the options to buy or sell currencies involve other currencies besides the U.S. dollar. As one example, a decline in the U.S. dollar value of a foreign currency in which securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. To protect against diminutions in the value of securities held by a Fund in a particular foreign currency, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell the currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted. When an increase in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of the securities, the Fund conversely may purchase call options on the currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction, or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.


The Funds may also write covered call options on foreign currencies for the types of hedging purposes described above. As one example, when WM Advisors or a Sub-advisor anticipates a decline in the U.S. dollar value of foreign currency-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset-by the amount of the premium. Through the writing of options on foreign currencies, the Fund may also be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.


A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire the foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the Custodian upon conversion or exchange of other foreign currency held by the Fund. A call option also is covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written when the exercise price of the call held (1) is equal to or less than the exercise price of the call written or (2) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other liquid debt securities in a segregated account with the Custodian.

The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, MID CAP STOCK, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH AND INCOME FUNDS


SECURITIES IN DEVELOPING COUNTRIES. Although most of the investments of the REIT, Equity Income, Mid Cap Stock, Growth, Small Cap Stock, International Growth and Income Funds are made in securities of companies in (or governments of) developed countries, each may invest in securities of companies in (or governments of) developing or emerging countries (sometimes referred to as "emerging markets") as well. The REIT, Mid Cap Stock, Growth, Small Cap Stock and Income Funds may invest up to 5% of their total assets in emerging markets and the International Growth Fund may invest up to 30% of total assets in emerging markets and up to 5% of total assets in any one country. A developing or emerging country is generally considered to be a country that is in the initial stages of its industrialization cycle. "Developing or Emerging Markets," for the WM Group of Funds, include all countries in Latin America and the Caribbean, all countries in Asia (except Australia, Hong Kong, Japan, New Zealand, and Singapore), all countries in Africa and the Middle East, all former Eastern bloc countries, Russia and the Commonwealth of Independent States and Turkey. Investing in the equity and fixed-income markets of developing or emerging countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing or emerging countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.


STRATEGY AVAILABLE TO REIT, EQUITY INCOME, GROWTH & INCOME, WEST COAST EQUITY, GROWTH, SMALL CAP STOCK, INTERNATIONAL GROWTH, SHORT TERM INCOME AND INCOME FUNDS

LENDING OF PORTFOLIO SECURITIES. Each of the REIT, Equity Income, Growth & Income, West Coast Equity, Small Cap Stock, International Growth, and Short Term Income Funds will adhere to the following conditions whenever its portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower, provided that if a material event adversely affecting the investment occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. From time to time, the Funds may pay a part of the interest earned from the investment of the collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Trust and that is acting as a "finder." The REIT, Equity Income, Growth & Income, West Coast Equity and Mid Cap Stock Funds will not lend more than 33% of their respective total assets, and the remaining Funds will not lend more than 20% of their respective total assets.

SPECIAL CONSIDERATIONS RELATING TO REIT, EQUITY INCOME, GROWTH & INCOME, MID CAP STOCK, GROWTH, SMALL CAP STOCK AND INCOME FUNDS

LOWER-RATED SECURITIES. The REIT, Equity Income, Growth & Income, Mid Cap Stock, Growth, Small Cap Stock and Income Funds may each invest up to 35% of its respective total assets in non-investment grade securities (rated Ba and lower by Moody's and BB and lower by Standard & Poor's) or unrated securities of comparable quality ("junk bonds"). Such securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuer of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Historically, economic downturns have disrupted the high yield market and impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates could adversely affect the value of such obligations held by any of the Funds. Prices and yields of high yield securities will fluctuate over time and may affect a Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Trustees to accurately value high yield securities in the Fund's portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs.


Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security. For these reasons, it is the policy of WM Advisors and the Sub-advisor of each of the Funds not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and ongoing review of credit quality. The achievement of a Fund's investment objectives by investment in such securities may be more dependent on WM Advisors or its Sub-advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, WM Advisors or the Fund's Sub-advisor will determine whether it is in the best interest of the Fund to retain or dispose of the security.



Prices for below investment grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress from time to time has considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and would regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.


                            INVESTMENT RESTRICTIONS

The following section discusses the investment policies and restrictions of the Portfolios and Funds. A fundamental policy affecting a particular Portfolio or Fund may not be changed without the vote of a majority of the outstanding shares of the affected Portfolio or Fund. Majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the relevant Fund or Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The 1940 Act prohibits a registered open-end investment company such as the Trust from issuing "senior securities" other than borrowings from a bank.

INVESTMENT RESTRICTIONS OF THE FUNDS, OTHER THAN THE REIT, EQUITY INCOME, WEST COAST EQUITY AND MID CAP STOCK FUNDS

The investment restrictions numbered 1 through 15 below have been adopted by the Trust with respect to the Funds (other than the REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds) as fundamental policies. The investment policies adopted by the Trust prohibit a Fund (other than the REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds) from:

 1. Purchasing the securities of any issuer (other than U.S. Government securities) if as a result more than 5% of the value of the Fund's total assets would be invested in the securities of the issuer (the "5% Limitation"), except that up to 25% of the value of the Fund's total assets may be invested without regard to the 5% Limitation; provided that the entire investment portfolio of the Money Market Fund is subject to the 5% Limitation. However, the Money Market Fund will be able to invest more than 5% of its total assets in the securities of a single issuer for a period of up to three Business Days after the purchase thereof; provided that the Money Market Fund may not hold more than one such investment at any time.

 2. Purchasing more than 10% of the securities of any class of any one issuer; provided that this limitation shall not apply to investments in U.S. Government securities; provided further that this restriction shall not apply to the Growth Fund; and provided further that the Growth Fund shall not own more than 10% of the outstanding voting securities of a single issuer.

 3. Purchasing securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

 4. Making short sales of securities or maintaining a short position; provided that this restriction shall not apply to the Growth and International Growth Funds.

 5. Borrowing money, except that (a) the Fund may (i) enter into reverse repurchase agreements or (ii) borrow from banks for temporary (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities or pending settlement of securities transactions or for emergency or extraordinary purposes in an aggregate amount not exceeding 30% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made, (b) all of the Funds except the Money Market Fund may enter into
     (i) futures contracts, and (ii) dollar roll transactions. Whenever borrowings pursuant to (a) above (except that with respect to the Growth & Income, Small Cap Stock, Short Term Income, U.S. Government Securities and Income Funds, pursuant to (a)(ii) above) exceed 5% of the value of a Fund's total assets, (w) continuous asset coverage of at least 300% is required;
     (x) in the event such asset coverage falls below 300% due to market fluctuations or otherwise, the Fund must within 3 days reduce the amount of its borrowings so that asset coverage will again be at least 300%, even if disadvantageous from an investment standpoint; (y) borrowing pursuant to
     (a) over 5% must be repaid before making additional investments; and (z) any interest paid on such borrowings will reduce income. The Growth & Income, Mid Cap Stock, Small Cap Stock, Short Term Income, U.S. Government Securities and Income Funds may not borrow money or enter into reverse repurchase agreements or dollar roll transactions in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such transaction).

 6. Pledging, hypothecating, mortgaging or otherwise encumbering more than 30% of the value of the Fund's total assets. For purposes of this restriction,
     (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to
     (i) the purchase and sale of options on securities, options on indexes and options on foreign currencies, and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

 7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

 8. Purchasing or selling real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured, directly or indirectly, by real estate and may purchase securities issued by companies that invest or deal in real estate.

 9. Investing in commodities, except that all of the Funds except the Money Market Fund may invest in futures contracts and options on futures contracts. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

10.  Investing in oil, gas or other mineral exploration or development programs.

11. Making loans to others, except through the purchase of qualified debt obligations, loans of portfolio securities (except in the case of the U.S. Government Securities Fund) and the entry into repurchase agreements.


12. Purchasing any securities that would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry, except in the case of the Money Market Fund, which under normal market conditions shall have at least 25% of its total assets invested in bank obligations; provided that this limitation shall not apply to the purchase of U.S. Government Securities.


13. With respect to the Money Market Fund, purchasing, writing or selling puts, calls, straddles, spreads or combinations thereof.

14. With respect to the Growth and Small Cap Stock Funds, investing more than 35% of the Fund's assets in non-investment grade debt securities.

15. With respect to the Short Term Income Fund, having a dollar-weighted average portfolio maturity in excess of five years.

16. With respect to the Small Cap Stock Fund, investing, under normal circumstances, less than 80% of the Fund's net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations in the range represented by the Russell 2000 Index at the time of purchase.

In addition, each of the Funds (other than the REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds) has adopted non-fundamental investment limitations as stated below and in its prospectus. Such limitations may be changed without shareholder approval.

EACH OF THE FUNDS (OTHER THAN THE REIT, EQUITY INCOME, WEST COAST EQUITY AND MID CAP STOCK FUNDS) MAY NOT:

 1. With respect to the Growth and Small Cap Stock Funds, invest more than 25% of the Fund's assets in foreign securities.

 2. Purchase securities that are not readily marketable if more than 10% of the net assets of the Money Market Fund, or more than 15% of the net assets of the Growth & Income, Growth, Small Cap Stock, International Growth, Short Term Income, Income and U.S. Government Securities Funds, would be invested in such securities, including, but not limited to: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options; (5) certain variable rate demand notes having a demand period of more than seven days; and (6) certain Rule 144A restricted securities that are deemed to be illiquid.

 3.  Make investments for the purpose of exercising control or management.

 4.  Purchase or sell interests in real estate limited partnerships.

The percentage limitations contained in the restrictions listed above, except with respect to "illiquid securities," apply at the time of purchases of securities.

INVESTMENT RESTRICTIONS OF THE REIT, EQUITY INCOME, WEST COAST EQUITY AND MID CAP STOCK FUNDS


The REIT, Equity Income, West Coast Equity and Mid Cap Stock Funds have adopted the fundamental investment restrictions below.


EACH OF THE REIT, EQUITY INCOME, MID CAP STOCK AND WEST COAST EQUITY FUNDS MAY
NOT:

 1. Invest more than 5%* of its total assets in securities of any single issuer other than U.S. Government Securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.

 2.  Acquire more than 10%* of the voting securities of any one company.

 3. Invest in real estate** (except publicly traded real estate investment trusts) or commodities.

 4.  Invest in oil, gas or other mineral leases.


 5. Invest more than 25%* of its total assets in any single industry. This limitation also does not apply to the REIT Fund as this Fund will, under normal circumstances, invest more than 25% of its assets in the real estate industry.


 6.  Act as underwriter of securities issued by others.

 7.  Buy securities on margin, mortgage or pledge its securities.

 8. Borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes).

 9.  Lend money (except for the execution of repurchase agreements).

10. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

---------------


 * Percentage at the time the investment is made.



** This restriction will not prevent the Fund from purchasing and selling securities that are secured, directly or indirectly, by real estate or purchasing securities issued by companies that invest or deal in real estate. The REIT Fund intends to invest substantially all its assets in REIT securities.

The Mid Cap Stock Fund, as a matter of non-fundamental policy, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with market capitalizations in the range represented by companies included in the S&P Midcap 400 Index at the time of purchase. This policy may not be changed without at least 60 days prior notice to shareholders.

The Equity Income Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. This policy may not be changed without at least 60 days' prior notice to shareholders.

The West Coast Equity Fund, as a matter of non-fundamental policy, under normal circumstances invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of West Coast companies, which are defined by WM Advisors to include companies with (i) principal executive offices located in the region, (ii) over 50% of their work force employed in the region or (iii) over 50% of their sales within the region. This policy will not be changed without at least 60 days' prior notice.

Any notice required to be delivered to shareholders of a Fund for the purpose of announcing an intended change in a non-fundamental policy of the Fund (as described in this Statement of Additional Information or in the Fund's Prospectus) will be provided in accordance with Rule 35d-1 under the 1940 Act, as such rule is in effect and interpreted from time to time.


The REIT Fund, as a matter of non-fundamental policy under normal circumstances, invests at least 80% of its net assets plus any borrowings for investment purposes in REIT securities. This policy may not be changed without at least 60 days prior notice.


INVESTMENT RESTRICTIONS OF THE PORTFOLIOS

The following investment restrictions have been adopted by the Trust with respect to the Portfolios as fundamental policies.

EACH PORTFOLIO WILL NOT:

 1. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (except this shall not prevent the Portfolio from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by physical commodities);

 2. Purchase or sell real estate including limited partnership interests, although it may purchase and sell securities of companies that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

 3. Make loans to any person, except loans of portfolio securities to the extent that no more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements;

 4. (i) Purchase more than 10% of any class of the outstanding voting securities of any issuer (except other investment companies as defined in the 1940 Act) and (ii) purchase securities of an issuer (except obligations of the U.S. Government and its agencies and instrumentalities and securities of other investment companies as defined in the 1940 Act) if as a result, with respect to 75% of its total assets, more than 5% of the Portfolio's total assets, at market value, would be invested in the securities of such issuer;

 5. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC;

 6. Borrow, except from banks for temporary or emergency (not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities in an aggregate amount not exceeding 30% of the value of the Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made; and whenever borrowings by a Portfolio, including reverse repurchase agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities;

 7. Underwrite securities issued by others, except to the extent that the Portfolio may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities; and

 8. Write or acquire options or interests in oil, gas or other mineral exploration or development programs.

In addition, each Portfolio has adopted non-fundamental investment limitations as stated below and in its prospectus. Such limitations may be changed without shareholder approval.

EACH PORTFOLIO WILL NOT:

 1. Pledge, mortgage, or hypothecate any of its assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing;

 2. Invest for the purpose of exercising control over management of any company;

 3. Invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions;
     (ii) in connection with mergers, acquisitions of assets or consolidations;
     (iii) as permitted by SEC exemptive order; or (iv) as otherwise permitted by the 1940 Act;

 4. Purchase warrants if, by reason of such purchase, more than 5% of the value of the Portfolio's net assets (taken at market value) would be invested in warrants, valued at the lower of cost or market; included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on a recognized stock exchange;

 5. Purchase or hold illiquid securities, which are securities that cannot be disposed of for their approximate market value in seven days or less (which terms include repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities; and

 6. Purchase securities on margin, except that a Portfolio may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase of securities on margin.

As a matter of non-fundamental investment policy, the Portfolios and Funds will not invest in securities issued by Washington Mutual, Inc.

                               PORTFOLIO TURNOVER


Portfolio turnover considerations for the Portfolios are addressed in the Trust's Prospectuses. The Money Market Fund attempts to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Fund. The REIT, Equity Income, Growth & Income, West Coast Equity, Growth, Mid Cap Stock, Small Cap Stock and International Growth Funds (together, the "Equity Funds") and the Short Term Income, U.S. Government Securities and Income Funds (collectively, the "Fixed-Income Funds") do not intend to seek profits through short-term trading. Nevertheless, the Funds will not consider portfolio turnover rate a limiting factor in making investment decisions.



Under certain market conditions, the Equity Funds and the Fixed-Income Funds may experience increased portfolio turnover as a result of such Fund's options activities. For instance, the exercise of a substantial number of options written by the Fund (due to appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of the Fund's securities that are included in the computation of turnover were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.



Certain other practices that may be employed by the Funds could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what WM Advisors or a Fund's Sub-advisor believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. The turnover rate for the Growth Fund increased from 92% for the year ended December 31, 2001 to 171% for the year ended December 31, 2002 as a result of allocating portions of the Fund to the management of two new Sub-advisors.



                            SECURITIES TRANSACTIONS



Purchases and sales of underlying Fund shares by a Portfolio are effected directly through the Distributor. In addition, all decisions to buy and sell securities of the Portfolios, including Fund shares, are made by WM Advisors or the Fund's Sub-advisor, subject to the overall review of the Trustees.

Most of the purchases and sales of securities for a Fund, whether transacted on a securities exchange or over-the-counter, will be effected in the primary trading market for the securities. Decisions to buy and sell securities for a Fund are made by WM Advisors or the Fund's Sub-advisors, which also is responsible for placing these transactions, subject to the overall review of the Trust's Trustees. Although investment decisions for each Fund are made independently from those of the other accounts managed by WM Advisors or its Sub-advisor, those other accounts may make investments of the same type as the Fund. When a Fund and one or more other accounts managed by WM Advisors or the Fund's Sub-advisor are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by WM Advisors or the sub-advisor to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that the coordination and the ability to participate in volume transactions will be to the benefit of the Fund.


Transactions on U.S. exchanges involve the payment of negotiated brokerage commissions. With respect to exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the prices of those securities include undisclosed commissions or concessions, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.


In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, WM Advisors or the Fund's Sub-advisor seeks the best overall terms available. In assessing the best overall terms available for any transaction, WM Advisors or the Sub-advisor will consider the factors WM Advisors or the Sub-advisor deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement between the Trust and WM Advisors and each Sub-advisory Agreement between WM Advisors and a Sub-advisor authorizes WM Advisors or the Sub-advisor, in selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Trust, the other Funds and/or other accounts over which WM Advisors or the Sub-advisors or its affiliates exercise investment discretion. Research services provided to WM Advisors include, for example, written and electronic reports analyzing economic and financial characteristics, telephone conversations between brokerage securities analysts and members of WM Advisor's staff, and personal visits by such analysts, brokerage strategists and economists to WM Advisor's office. Some of these services are useful to WM Advisors in advising clients, although not all of these services are necessarily useful and of value in managing the Portfolios and Funds.



WM Advisors or a Sub-advisor may cause a Fund to pay a broker-dealer, which provides brokerage and research services to WM Advisors or the Sub-advisor, an amount of disclosed commission for effecting a securities transaction in excess of the commission that another broker-dealer would have charged for effecting that transaction. The fees under the Advisory Agreements between the Trust and WM Advisors or a Sub-advisory Agreement are not reduced by reason of the receipt by WM Advisors or Sub-advisors of brokerage and research services. The Trust's Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by the Trust.


Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

For the past three fiscal years, the Portfolios paid no brokerage commissions. During 2000, 2001 and 2002, the Funds placed transactions with broker-dealers who provided research services to WM Advisors as follows:


                                   2002               2002              2001               2001
                                 BROKERAGE         AGGREGATE          BROKERAGE         AGGREGATE
            FUND                COMMISSIONS    TRANSACTION AMOUNT    COMMISSIONS    TRANSACTION AMOUNT
            ----                -----------    ------------------    -----------    ------------------
Equity Income Fund..........    $19,247,680       $ 64,771,104        $ 36,708         $ 34,845,853
Growth & Income Fund........    $32,983,782       $127,163,200        $107,488         $125,358,366
West Coast Equity Fund......    $20,214,116       $ 31,489,889        $ 12,642         $  9,488,722
Mid Cap Stock Fund..........    $ 6,740,821       $ 34,986,587        $ 17,941         $ 13,861,452
Growth Fund.................    $ 6,923,320       $157,924,064        $ 37,041         $ 48,714,810
Small Cap Stock Fund........    $   923,182       $ 18,049,864        $ 14,758         $  7,201,608
International Growth Fund...    $         0       $ 37,154,258        $    825         $    362,391
Short Term Income Fund......    $         0       $     30,612        $      0         $          0
U.S. Government Securities
  Fund......................    $         0       $          0        $      0         $          0
Income Fund.................    $         0       $147,000,000        $      0         $          0
Money Market Fund...........    $         0       $          0        $      0         $          0


For the fiscal years ended December 31, 2000, 2001 and 2002 the Funds paid the following brokerage commissions:


                                                           2002           2001           2000
                                                         BROKERAGE      BROKERAGE      BROKERAGE
                         FUND                           COMMISSIONS    COMMISSIONS    COMMISSIONS
                         ----                           -----------    -----------    -----------
Equity Income Fund....................................   $ 92,047       $ 63,365       $ 58,489
Growth & Income Fund..................................   $190,725       $227,866       $270,503
West Coast Equity Fund................................   $ 66,455       $ 19,848       $ 65,803
Mid Cap Stock Fund....................................   $ 59,267       $ 56,782       $283,765
Growth Fund...........................................   $206,549       $359,757       $337,120
Small Cap Stock Growth Fund...........................   $112,577       $ 23,924       $ 35,729
International Growth Fund.............................   $ 66,494       $ 55,180       $ 92,836
Short Term Income Fund................................   $  1,960       $  1,225       $      0
U.S. Government Securities Fund.......................   $      0       $      0       $      0
Income Fund...........................................   $    345       $      0       $      0
Money Market Fund.....................................   $      0       $      0       $      0

The Trust is required to identify any securities of its "regular brokers or dealers" (as defined in the 1940 Act), which the Trust has acquired during its most recent fiscal year. As of December 31, 2002, these Funds had the following holdings fitting the above description:

                                             MORGAN      FEDERAL                                                         SALOMON
                                 GENERAL     STANLEY       HOME                                                           SMITH
                                 ELECTRIC     DEAN         LOAN       GOLDMAN     MERRILL       CREDIT      HOUSEHOLD    BARNEY
                                 COMPANY     WITTER      MORTGAGE      SACHS       LYNCH     SUISSE GROUP    FINANCE    HOLDINGS
                                 --------   ---------   ----------   ---------   ---------   ------------   ---------   ---------
Equity Income Fund.............       --    1,337,320           --          --     108,794             --          --          --
Growth Fund....................  635,535    1,337,320    1,296,147   1,248,614     481,965             --          --          --
International Growth Fund......       --           --           --          --          --        338,666          --          --
Short Term Income Fund.........       --      351,874    1,189,459          --          --             --   1,850,852          --
U.S. Government Securities
 Fund..........................       --           --   48,481,557          --          --             --          --          --
Income Fund....................       --    1,669,581   15,409,864   2,794,963   2,175,882             --          --          --
Money Market Fund..............       --    1,001,714           --   1,499,621          --             --          --   2,001,521

                                   GENERAL
                                  ELECTRIC
                                   CREDIT         USB
                                 CORPORATION    FINANCE
                                 -----------   ----------
Equity Income Fund.............           --           --
Growth Fund....................      699,976           --
International Growth Fund......           --           --
Short Term Income Fund.........           --           --
U.S. Government Securities
 Fund..........................           --           --
Income Fund....................           --           --
Money Market Fund..............           --   47,000,000


REDEMPTIONS


The right of redemption of shares of a Fund may be suspended or the date of payment postponed (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading in the markets a Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's investments or determination of its net asset value not reasonably practicable or (3) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.


DISTRIBUTIONS IN KIND. If the Board of Trustees determines that it would be detrimental to the best interests of the shareholders of a Fund to make a redemption payment wholly in cash, the Trust may pay any portion of a redemption by distribution in kind of portfolio securities in lieu of cash. Securities issued in a distribution in kind will be readily marketable, although shareholders receiving distributions in kind may incur brokerage commissions when subsequently redeeming shares of those securities.

                                NET ASSET VALUE

The Trust will calculate the net asset value of the Portfolios' and Funds' Class 1 and Class 2 shares as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time), or at 1:00 p.m. Pacific time, whichever is earlier, Monday through Friday, exclusive of national business holidays. The Trust will be closed on the following national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Under unusual circumstances, the Money Fund may determine its NAV on days on which the New York Stock Exchange is not open for regular trading.


A security that is primarily traded on a U.S. exchange (including securities traded through the NASDAQ National Market System) is valued at the official closing price on that exchange or, if there were no sales during the day, at the mean of the current day's bid and asked prices. Over-the-counter securities that are not traded through the NASDAQ National Market System and U.S. Government Securities are valued at the mean of the current day's bid and asked prices. An option is generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. Short term debt securities that mature in

60 days or less are valued at amortized cost; assets of the Money Market Fund are also valued at amortized cost. The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange on which it is traded or as of 4:00 p.m. New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. If the market makes a limit move with respect to the security or index underlying the futures contract, the futures contract will be valued at a fair market value as determined by or under the direction of the Board of Trustees.


Debt securities of U.S. issuers (other than U.S. government securities and short-term investments), including Municipal Obligations, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trust. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid prices and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees, which may rely on the assistance of one or more Pricing Services. The procedures of each Pricing Service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees.


VALUATION OF THE MONEY MARKET FUND. The valuation of the portfolio securities of the Money Market Fund is based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The use by the Money Market Fund of the amortized cost method of valuing their respective portfolio securities is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less and invest only in securities determined by the Board of Trustees of the Trust to present minimal credit risks. Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Board of Trustees or its delegate, at such intervals as the Board of Trustees may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will cause the Trust to take such corrective action as the Board deems necessary and appropriate including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.


                            PERFORMANCE INFORMATION


From time to time, the Trust may quote the performance of a Portfolio or Fund in terms of yield, effective yield, actual distributions, total return or capital appreciation in reports or other communications to shareholders or in advertising material. Fund or Portfolio performance will be advertised only if accompanied by the comparable performance for the corresponding separate account.

ANNUITY CONTRACT OWNER VALUES WILL DEPEND NOT ONLY ON THE PERFORMANCE OF THE PORTFOLIOS AND FUNDS, BUT ALSO ON THE MORTALITY AND EXPENSE RISK CHARGES, THE ADMINISTRATIVE CHARGES, AND ANY APPLICABLE SALES CHARGES UNDER THE ANNUITY CONTRACTS. THE TOTAL RETURNS OF THE PORTFOLIOS AND FUNDS REFLECT THE AGREEMENT OF THE PORTFOLIOS' AND FUNDS' INVESTMENT ADVISOR TO VOLUNTARILY WAIVE FEES AND BEAR CERTAIN EXPENSES. TOTAL RETURNS WOULD HAVE BEEN LOWER IF THESE FEES AND EXPENSES HAD NOT BEEN WAIVED.

MONEY MARKET FUND YIELD INFORMATION

The "yield" of the Money Market Fund refers to the income generated by an investment in the Fund over a 7-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The yield for the Money Market Fund is computed by: (1) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (2) subtracting a hypothetical charge reflecting deductions from shareholder accounts, (3) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and (4) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional share purchased with dividends declared on the original share and any such additional shares and income received or accrued but not declared as a dividend, but does not include realized gains and losses or unrealized appreciation or depreciation. In addition, the Money Market Fund may calculate a compounded effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


Based upon the foregoing calculation, for the 7-day period ended December 31, 2002, the yield for the Money Market Fund was 1.10%, and the effective yield for the Money Market Fund for the same period was 1.10%.


The Money Market Fund yield may be compared with the yields of other investments. It should not, however, be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the interest guarantees in an annuity contract or bank deposits.

TOTAL RETURN INFORMATION

From time to time, a Portfolio or Fund, other than the Money Market Fund, may advertise its "average annual total return" or "aggregate total return" over various periods of time. Such average annual total return figures show the average percentage change in value of an investment in the Portfolio or Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's or Fund's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio or Fund during the period were reinvested in shares of that Portfolio or Fund. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's or Fund's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Portfolio's or Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period. An Portfolio or Fund may also use "aggregate" total return figures for various periods representing the cumulative change in value of an investment in the Portfolio or Fund for a specific period (again reflecting changes in the Portfolio's or Fund's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

Average annual total return is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                P(1+T)(n) = ERV

Where:  P       =   a hypothetical initial payment of $1,000
        T       =   average annual total return
        n       =   number of years
        ERV     =   Ending Redeemable Value of a hypothetical $1,000 payment
                    made at the beginning of the designated time period as of
                    the end of such period or the life of the Fund or Portfolio.

The formula for calculating aggregate total return can be expressed as (ERV/P) - 1.

Based on the foregoing, the average annual total returns for Class 1 shares for periods ended December 31, 2002, were as follows*:


                                                               ONE      FIVE       SINCE
FUND                                                           YEAR     YEARS    INCEPTION
----                                                          ------    -----    ---------
Flexible Income Portfolio...................................    2.14%    6.57%     6.63%
Conservative Balanced Portfolio.............................   -2.26%     N/A      2.37%
Balanced Portfolio..........................................   -8.78%    6.55%     6.73%
Conservative Growth Portfolio...............................  -15.52%    5.83%     6.11%
Strategic Growth Portfolio..................................  -20.53%    6.02%     6.66%
Equity Income Fund..........................................  -12.51%     N/A      3.38%
Growth & Income Fund........................................  -21.16%    1.82%     9.35%
West Coast Equity Fund......................................  -22.55%     N/A      6.65%
Mid Cap Stock Fund..........................................  -10.35%     N/A      6.36%
Growth Fund.................................................  -31.01%    3.65%     9.68%
Small Cap Stock Fund........................................  -47.15%   -5.30%     2.98%
International Growth Fund...................................  -15.71%   -2.35%     1.53%
Short Term Income Fund......................................    6.26%    6.14%     5.32%
U.S. Government Securities Fund.............................    8.87%    6.73%     6.29%
Income Fund.................................................    9.61%    6.59%     6.68%
Money Market Fund...........................................    1.39%    4.07%     4.26%



Based on the foregoing, the average annual total returns for Class 2 shares for periods ended December 31, 2002, were as follows*:



                                                               ONE        SINCE
FUND                                                           YEAR     INCEPTION
----                                                          ------    ---------
Flexible Income Portfolio...................................    1.89%      2.00%
Conservative Balanced Portfolio.............................   -2.47%     -1.12%
Balanced Portfolio..........................................   -9.00%     -5.55%
Conservative Growth Portfolio...............................  -15.72%    -10.49%
Strategic Growth Portfolio..................................  -20.59%    -13.97%
Equity Income Fund..........................................  -12.67%     -5.93%
Growth & Income Fund........................................  -21.33%    -16.28%
West Coast Equity Fund......................................  -22.67%    -14.73%
Mid Cap Stock Fund..........................................  -10.54%     -2.92%
Growth Fund.................................................  -31.16%    -24.24%
Small Cap Stock Fund........................................  -47.28%    -33.05%
International Growth Fund...................................  -15.91%    -10.67%
Short Term Income Fund......................................    5.86%      5.06%
U.S. Government Securities Fund.............................    8.57%      6.08%
Income Fund.................................................    9.40%      6.85%
Money Market Fund...........................................    1.13%      1.17%


---------------
* The Equity Income and West Coast Equity Funds commenced operations on April 28, 1998. The Growth & Income, Small Cap Stock and Short Term Income Funds commenced operations on January 12, 1994. The Strategic Growth, Conservative Growth and the Balanced Portfolios commenced operations on June 3, 1997 and the Flexible Income Portfolio commenced operations on September 9, 1997. The Conservative Balanced Portfolio commenced operations on October 22, 1997, ceased operations on November 4, 1997 and re-commenced operations on April 23, 1998.

                                     TAXES

The following discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein and may have a retroactive effect with respect to the transactions contemplated herein.

Each of the Funds and Portfolios intends to qualify as a "regulated investment company" ("RIC") under subchapter M of the Code. A Portfolio or Fund that is a RIC and distributes to its shareholders at least 90% of its taxable net investment income (including, for this purpose, the excess of its net short-term capital gain over its net long-term capital loss) and 90% of its tax-exempt interest income (reduced by certain expenses), will not be liable for federal income taxes to the extent its taxable net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders.

In order to qualify as a RIC under the Code, each Portfolio or Fund must (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and certain other related income, including, generally, certain gains from options, futures, and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Portfolio's or Fund's taxable year, (i) at least 50% of the market value of the Portfolio's or Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 10% of the voting securities of such issuer or 5% of the value of the Portfolio's or Fund's total assets; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government Securities and securities of other RICs) of any one issuer or two or more issuers which the Portfolio or Fund controls and which are engaged in the same, similar or related trades or businesses.

If a Portfolio or Fund fails to qualify as a RIC for any year, all of its income will be subject to tax at corporate rates. In addition, in order to requalify for taxation as a RIC, the Portfolio or Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

In addition to qualifying under subchapter M of the Code by meeting the requirements described above, each Portfolio and Fund intends to meet the diversification requirements of subchapter L of the Code so that variable annuity and variable life contracts funded by the Trust will not fail to qualify as annuities and life insurance contracts for tax purposes. In general, for a Portfolio or Fund to meet the investment diversification requirements of subchapter L of the Code, Treasury Regulation Section 1.817-5 requires that no more than 55% of the value of the total assets of the Portfolio or Fund be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as one investment. In the context of U.S. Government Securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each U.S. Government agency or instrumentality is treated as a separate issuer. Alternatively, a portfolio underlying a variable contract will be adequately diversified if, as of the close of each quarter, the diversification requirements applicable to RICs are met and no more than 55% of the value of the total assets consists of cash and cash items (including receivables), U.S. Government Securities and securities of other RICs. In addition, certain other rules may apply to separate accounts funding variable life contracts. Compliance with the subchapter L regulations is tested on the last day of each calendar year quarter but may also be established within 30 days of such last day. Variable annuity and variable life insurance contracts may look through a RIC to the assets held by the RIC, and thus be treated as owning a proportionate share of such RIC's assets for purposes of meeting the diversification test, provided that the RIC meets certain requirements (including limitations on the nature of the RIC's shareholders).


Notwithstanding the distribution requirement described above, which only requires a Fund or Portfolio to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain, a RIC is generally subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year (i) at least 98% of its ordinary income for that year, (ii) at least 98% of its capital gain net income for the one-year period generally ending on October 31 of that year, and
(iii) certain other amounts.

The excise tax is inapplicable to any RIC all of the shareholders of which are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts. Although each Portfolio and Fund may not be subject to the excise tax, each Fund and Portfolio intends to make the distributions required to avoid the imposition of the tax.

Dividends declared by a Portfolio or Fund in October, November, or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Portfolio or Fund and received by the shareholders on December 31 of that year if paid by the Portfolio or Fund at any time during the following January.


Under recently enacted Treasury Regulations, if a shareholder realizes a loss on a disposition of a Portfolio's or a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate accounts), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company holding separate accounts. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.


ADDITIONAL CONSIDERATIONS FOR SHAREHOLDERS OF THE INTERNATIONAL GROWTH FUND

The International Growth Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of income (without the receipt of cash) and may affect the timing or amount of the Fund's distributions. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities that it otherwise would have continued to hold.

The foregoing discussion does not address the federal, state, local or foreign tax consequences for the holders of variable annuity and variable life contracts. For more information regarding such tax consequences, holders of such contracts should consult the prospectus for the applicable contract.

                              FINANCIAL STATEMENTS


The Trust's financial statements for the fiscal year ended December 31, 2002, including notes thereto and the Report of Deloitte & Touche LLP, Independent Auditors, are incorporated by reference to the Trust's Annual Report, as filed with the Securities and Exchange Commission by the Trust. With respect to the WM High Yield Fund, which is a series of WM Trust I that certain of the portfolios may invest in, the Annual Report for WM Trust I for the year ended October 31, 2002 is incorporated by reference into this SAI. The audited financial statements incorporated by reference into this SAI and the financial highlights included in Part A of this registration statement and incorporated by reference into this SAI have been so included and incorporated in reliance upon the reports of the independent auditors, given on their authority as experts in auditing and accounting.

                                    APPENDIX

            DESCRIPTION OF BOND, NOTES AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF S&P CORPORATE BOND RATINGS


AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.



AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.



A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.



BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



B: An obligation rated B is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.



CCC: An obligation rated CCC is currently vulnerable to nonpayments, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.



CC:  An obligation rated CC is currently highly vulnerable to nonpayment.



C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be sued to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligations are being continued. A C will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.



D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired. Standard & Poor's believes that such payments will be made during such grace period.

The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.



Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


DESCRIPTION OF MOODY'S CORPORATE AND MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as for Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are related Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds, which are rated B generally, lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH CORPORATE BOND RATINGS

Investment Grade


AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.



AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.



A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.



BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.


Speculative Grade


BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.



B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC, CC, and C: High default risk. Default risk is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.



DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicated potential recoveries in the range of 50% - 90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.


DESCRIPTION OF S&P MUNICIPAL NOTE RATINGS

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given the designation of SP-1+. Notes rated SP-1 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have a speculative capacity to pay principal and interest.

DESCRIPTION OF MOODY'S MUNICIPAL NOTE RATINGS

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS


A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.



A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.



A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.



B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.



C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.



D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: 1) leading market positions in well-established industries, 2) high rates of return on funds employed, 3) conservative capitalization structure with moderate reliance on debt and ample asset protection, 4) broad margins in earnings coverage of fixed financial charges and high internal cash generation and 5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF FITCH'S COMMERCIAL PAPER RATINGS

The rating F1+ (Exceptionally Strong Credit Quality) is the highest commercial rating assigned by Fitch and is assigned to issues regarded as having the strongest degree of assurance for timely payment. Paper rated F1 (Highest Credit Quality) is regarded as having an assurance of timely payment only slightly less in degree than issues rated F1+. The rating F2 (Good Credit Quality) reflects an assurance of timely payment, but the margin of safety is not as great as for issues assigned F1+ or F1 ratings. The F3 rating (Fair Credit Quality) denotes that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade, whereas, B is a Speculative rating meaning that there is minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions. A rating of C (High Default Risk) shows that default is a real possibility. It also shows that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. D stands for Default and denotes actual or imminent payment default.

                                WM VARIABLE TRUST
                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)      Agreement and Declaration of Trust,

                  (1) Agreement and Declaration of Trust, dated January 29, 1993 -- incorporated by reference to Post-Effective Amendment ("PEA") No. 7 to the Registrant's Registration Statement, filed with the SEC on February 28, 1997.

                  (2) Amendment No. 1 to the Trust's Agreement and Declaration of Trust dated April 27, 1993 -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement, filed on February 28, 1997.

                  (3) Amendment No. 2 to the Trust's Agreement and Declaration of Trust dated September 22, 1993 -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed on February 28, 1997.

         (b)      Bylaws

                  (1) Bylaws of the Trust -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed on February 28, 1997.

                           (A) Amendment dated February 20, 2002 to Bylaws -- incorporated by reference to PEA No.23 to the Registrant's Registration Statement filed on February 28, 2002.

         (c)      Instruments defining the Rights of Shareholders --See (a) and
   (b) above.

         (d)      Investment Advisory Contracts


                  (1) Amended and Restated Investment Management Agreement, dated as of November 19, 2002, between the Trust and WM Advisors, Inc. -- filed herewith.


                  (2) Amendment Agreement dated as of January 1, 2000 among the Trust, WM Advisors, Inc. and Capital Guardian Trust Company ("Capital Guardian") with respect to the International Growth Fund -- incorporated by reference to PEA No. 20 of the Registrant's Registration Statement, filed on February 28, 2001.

                  (3) Investment Sub-Advisory Agreement, dated as of April 3, 2002 between WM Advisors, Inc. and Janus with respect to the Growth Fund-- incorporated by reference to PEA No. 24 of the Registrant's Registration Statement, filed on April 29, 2002.

                  (4) Investment Sub-Advisory Agreement, dated as of June 23, 1999 between WM Advisors, Inc. and Capital Guardian with respect to the International Growth Fund -- incorporated by reference to PEA No. 18 filed on February 15, 2000.

                  (5) Investment Sub-Advisory Agreement, dated as of March 1, 2002 between WM Advisors, Inc. and Columbia Management Company with respect to the Growth Fund-- incorporated by reference to PEA No. 24 of the Registrant's Registration Statement, filed on April 29, 2002.

                  (6) Investment Sub-Advisory Agreement, dated March 1, 2002 between WM Advisor, Inc. and OppenheimerFunds, Inc. with respect to the Growth Fund-- incorporated by reference to PEA No. 24 of the Registrant's Registration Statement, filed on April 29, 2002.

         (e)      Underwriting Contracts.

                  (1) Distribution Agreement, dated January 30, 1998 between the Trust and WM Funds Distributor, Inc. (formerly known as Composite Funds Distributor, Inc.) -- incorporated by reference to PEA No. 13 to the Registrant's Registration Statement filed on February 27, 1998.

                  (2) Participation Agreement among the Trust, WM Funds Distributor, Inc., American General Life Insurance Company ("American General") and American General Securities Incorporated ("American General Securities"), dated as of July 12, 1999 -- incorporated by reference to PEA No. 19 to the Registrant's Registration Statement filed on May 1, 2000.

                  (3) Amended and Restated Distribution Agreement between the Trust and WM Funds Distributor, Inc., dated as of February 20, 2003 -- filed herewith.


         (f)      Bonus or Profit Sharing Plans -- Not Applicable.


         (g) Custody Agreement, dated as of January 1, 1996, between the Trust and Boston Safe Deposit & Trust Company -- incorporated by reference to PEA No. 7 to the Registrant's Registration Statement filed on February 28, 1997.


         (h)      Other Material Contracts


                  (1) Amended and Restated Transfer Agent Contract with respect to WM Variable Trust, dated January 1, 2003 -- filed herewith.


                  (2) Administration Agreement dated January 30, 1998 -- incorporated by reference to PEA No. 13 to the Registrant's Registration Statement filed on February 27, 1998.

         (i) Legal Opinion of Ropes & Gray -- incorporated by reference to PEA No. 15 to the Registrant's Registration Statement filed on April 1, 1998.


                  (1) Opinion and Consent of Counsel date April 22, 2003 for the REIT Fund -- filed herewith.


         (j)      Other Opinions


                  (1)      Consent of Deloitte & Touche LLP, filed herewith.


         (k)      Omitted Financial Statements -- Not Applicable.

         (l)      Initial Capital Agreements -- Not Applicable.


         (m) 12b-1 Plan -- Form of Class 2 Distribution Plan, dated as of ________, 2001 -- incorporated by reference to PEA No. 21 to the Registrant's Registration Statement filed on April 6, 2001.

         (n) Rule 18f-3 Plan -- Form of Rule 18f-3 Plan, effective April __, 2001 -- incorporated by reference to PEA No. 21 to the Registrant's Registration Statement filed on April 6, 2001.


         (o)      Reserved

         (p)      Code of Ethics


                  (1) WM Group of Funds, WM Advisors, WM Funds Distributor, Inc. Code of Ethics, dated as of May 14, 2002 - filed herewith.

                  (2) Janus Capital Management LLC. Code of Ethics, dated as of March 14, 2003 - filed herewith.

                  (3) Capital Guardian Trust Company Code of Ethics, dated as of January 1, 2003 -- filed herewith.


                  (4) Columbia Management Company Code of Ethics, dated as of August 1, 2001 -- incorporated by reference to PEA No. 23 to the Registrant's Registration Statement filed on February 28, 2002.


                  (5) Oppenheimer Funds Inc. Code of Ethics dated as of May 15, 2002 - filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts. Prior to March 20, 1998, the Trust was known as the Sierra Variable Trust. Separate Account D of American General Life Insurance Company is currently the sole shareholder of, and may be deemed to control, the Trust. American General Life Insurance Company is a subsidiary of American General Corporation.

The list of American General Corporation's active subsidiaries is hereby incorporated by reference to Item 26 of the Form N-4 registration statement of American General Life Insurance Company and its Separate Account D, File Nos. 33-57730 and 811-2441, respectively.

The Registrant is operated under the supervision of WM Advisors. WM Advisors is affiliated with Shareholder Services, which serves as transfer agent for the Registrant. An affiliate of WM Advisors, WM Funds Distributor, Inc. ("WM Funds Distributor") serves as the principal underwriter and distributor for the Registrant. WM Advisors, Shareholder Services and WM Funds Distributor serve in the same respective capacities for the four other registered investment companies.

WM Advisors, Shareholder Services and WM Funds Distributor are all wholly-owned subsidiaries of Washington Mutual, Inc. and are all incorporated under the laws of the State of Washington.

ITEM 25. INDEMNIFICATION.

Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust to its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding is brought, that such Covered Person is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he or she would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article 13 of the Registrant's Bylaws provides in relevant part:

For purposes of the determination or opinion referred to in clause (c) of the final sentence of Article VIII, Section 1 of the Declaration of Trust, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall afford the Covered Person (as defined in such Article VIII, Section 1) a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR.

         (a)      WM Advisors, Inc.

   Directors/Officers                                Past Two Fiscal Years
   ------------------                                ---------------------
Charles D. Averill                       June 1990 -- Present
Assistant Vice President                 WM Advisors, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle WA 98101

Monte D. Calvin                          WM Shareholder Services, Inc.
First Vice President,                    1201 Third Ave., 22nd Floor, Seattle, WA 98101
Director,
(Treasurer prior to March 1999)

First Vice President,                    WM Advisors, Inc.
Director,                                1201 Third Ave., 22nd Floor, Seattle, WA 98101
(Treasurer prior to March 1999)

First Vice President,                    WM Funds Distributor, Inc.
Director,                                1201 Third Ave., 22nd Floor, Seattle, WA 98101
(Treasurer prior to March 1999)

Joel Calvo                               WM Advisors, Inc.
Chairman                                 1201 Third Ave., 22nd Floor, Seattle, WA 98101

Chairman                                 WM Funds Distributor, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

President and Chairman                   WM Shareholder Services, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

                                         WM Financial Services,
                                         1201 Third Avenue, Suite 780, Seattle, WA 98101

Sandra A. Cavanaugh                      WM Advisors, Inc.
Senior Vice President, Director          1201 Third Ave., 22nd Floor, Seattle, WA 98101

Senior Vice President, Director          WM Shareholder Services, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

Senior Vice President, Director          WM Funds Distributor, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

Daniel R. Coleman                        October 2001 -- Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

Philip M. Foreman                        January 2002 -- Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

John Friedl                              August 1998 -- Present
Assistant Vice President                 WM Advisors, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

John W. Healy                            April 2001 -- Present
Assistant Vice President                 WM Advisors, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

Richard Helm                             March 2001 -- Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

Sharon L. Howells                        WM Advisors, Inc.
First Vice President,                    1201 Third Avenue, 22nd Floor, Seattle WA 98101

Corporate Secretary,
Director

First Vice President,                    WM Funds Distributor, Inc.
Corporate Secretary,                     1201 Third Avenue, 22nd Floor, Seattle, WA 98101
Director

First Vice President,                    WM Shareholder Services, Inc.
Corporate Secretary,                     1201 Third Avenue, 22nd Floor, Seattle, WA 98101
Director

Robert E. Jackson                        November 1996 - Present
Assistant Vice President                 WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Bruce J. King                            March 1998 - December 2002
Vice President                           WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Catherine Tong-Lee                       January 2001 - Present
Assistant Vice President                 WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Michael D. Meighan                       November 1999 - Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Linda C. Olson                           December 1997 - Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

William G. Papesh                        WM Advisors, Inc.
President, Director                      1201 Third Avenue, 22nd Floor, Seattle, WA 98101

President, Director                      WM Shareholder Services, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Director                                 WM Insurance Services
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

President, Director                      WM Group of Funds
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

President, Director                      July 1997 -- Present
                                         WM Funds Distributor, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Scott J. Peterson                        January 2002 - Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Brian L. Placzek                         WM Advisors, Inc.
Vice President                           1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Deveri Ray                               July 2001 - Present
Assistant Vice President                 WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Craig V. Sosey                           May 1998 - Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Gary J. Pokrzywinski                     WM Advisors, Inc.
First Vice President                     1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Stephen Q. Spencer                       July 2001 - Present
First Vice President                     WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Deborah L. Wardwell                      February 2001 - Present
Vice President                           WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

John T. West                             July 2001 - Present
First Vice President                     WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Vice President                           December 1987 - Present
                                         WM Shareholder Services, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

David M. Williams                        May 2002 - Present
Treasurer                                WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

                                         WM Shareholder Services, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

                                         WM Funds Distributor, Inc.
                                         1201 Third Ave., 22nd Floor, Seattle, WA 98101

Randall L. Yoakum                        February 1999 - Present
Senior Vice President,                   WM Advisors, Inc.
Chairman of Investment Committee         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

Director                                 February 2002 - Present
                                         WM Advisors, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

                                         WM Shareholder Services, Inc.
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

                                         WM Funds Distributor
                                         1201 Third Avenue, 22nd Floor, Seattle, WA 98101

         (b)      Janus Capital Management LLC.

                  Janus Capital Management LLC. ("Janus") is an investment advisor registered under the Advisors Act, and acts as investment advisor for registered investment companies, foreign investment companies and for individual, charitable, corporate and retirement accounts. Janus and its affiliates provide a variety of trust, investment management and investment advisory services.

                  The list required by this Item 26 of officers and directors of Janus, together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Janus pursuant to the Advisers Act (SEC File No. 801-13991).

         (c)      OppenheimerFunds, Inc.

                  OppenheimerFunds, Inc. ("Oppenheimer") is a wholly-owned subsidiary of Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company.

                  The list required by this Item 26 of officers and directors of Oppenheimer, together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Oppenheimer pursuant to the Advisers Act (SEC File No. 801-8253).

         (d)      Columbia Management Company

                  Columbia Management Company ("Columbia") is a wholly-owned subsidiary of FleetBoston Financial Corporation, a publicly owned multi-bank holding company based in Boston, MA.

                  The list required by this Item 26 of officers and directors of Columbia, together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Columbia pursuant to the Advisers Act (SEC File No. 801-5930).

         (e)      Capital Guardian Trust Company

                  Capital Guardian Trust Company ("Capital Guardian") is a wholly-owned subsidiary of Capital Group International, Inc. ("CGI"), which is in turn owned by The Capital Group Companies, Inc. ("CGC"). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provided investment management services.

                  The list required by this Item 26 of officers and directors of Capital Guardian, together with information as to any other business, profession, vocation of employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Capital Guardian pursuant to the Advisers Act (SEC File No. 801-60145).

ITEM 27. PRINCIPAL UNDERWRITERS.

         (a) The principal underwriter for the Registrant is WM Funds Distributor, Inc. WM Funds Distributor, Inc. also serves as principal underwriter for WM Trust I, WM Trust II and WM Strategic Asset Management Portfolios, LLC.

         (b) The Directors and Officers of WM Funds Distributor, Inc., their positions with WM Funds Distributor, Inc. and the WM Group of Funds are set forth in the table below. The principal business address of WM Funds Distributor, Inc. and each of its directors and officers is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101.

             Name and                    Position and                      Positions and
        Principal Business               Offices with                      Offices with
             Address                     Underwriter                        Registrant
William G. Papesh                         President,                        President
                                          Director

Sandra A. Cavanaugh                  Senior Vice President,            First Vice President
                                          Director

Monte D. Calvin                      First Vice President,             First Vice President
                                          Director

Sharon L. Howells                    First Vice President,             First Vice President
                                     Corporate Secretary,
                                          Director

Joel Calvo                                Chairman

David M. Williams                         Treasurer

Randall L. Yoakum                         Director

         (c)      Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant, at 1201 Third Avenue, 22nd Floor, Seattle, WA 98101, the offices of the Registrant's sub-administrator, PFPC, Inc., 101 Federal St., Boston, MA 02110 the offices of the Registrant's custodian, Boston Safe Deposit and Trust Company, One Boston Place, Boston, MA 02108 and the offices of the Registrant's sub-advisors, Janus Capital Corporation, 100 Fillmore Street, Suite 300, Denver, Colorado 80206 and Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, CA 90071.

ITEM 29. MANAGEMENT SERVICES.

         The Registrant is not a party to any management related contract, other than as set forth in the Prospectus.

ITEM 30. UNDERTAKINGS.

         (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                 SIGNATURE PAGE
                                 (N-1A Filings)


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Seattle in the State of Washington on the 30th day of April, 2003.


                                WM VARIABLE TRUST

                              /S/WILLIAM G. PAPESH
                              ---------------------
                          WILLIAM G. PAPESH, PRESIDENT

Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

   SIGNATURE                           TITLE                               DATE
/S/WILLIAM G. PAPESH             President and Trustee               April 30, 2003
-----------------------
William G. Papesh

                                 Chief Financial Officer
/S/JOHN T. WEST              (and principal accounting officer)      April 30, 2003
-----------------------
John T. West

DAVID E. ANDERSON*                    Trustee                        April 30, 2003
-----------------------
David E. Anderson

WAYNE L. ATTWOOD, M.D.*               Trustee                        April 30, 2003
-----------------------
Wayne L. Attwood

KRISTIANNE BLAKE*                     Trustee                        April 30, 2003
-----------------------
Kristianne Blake

EDMOND R. DAVIS*                      Trustee                        April 30, 2003
-----------------------
Edmond R. Davis

ANNE V. FARRELL*                      Trustee                        April 30, 2003
-----------------------
Anne V. Farrell

CARROL R. MCGINNIS*                   Trustee                        April 30, 2003
-----------------------
Carrol R... McGinnis

MICHAEL K. MURPHY*                    Trustee                        April 30, 2003
-----------------------
Michael K. Murphy

ALFRED E. OSBORNE, JR.*               Trustee                        April 30, 2003
-----------------------
Alfred E. Osborne, Jr.

DANIEL L. PAVELICH*                   Trustee                        April 30, 2003

-----------------------
Daniel L. Pavelich

JAY ROCKEY*                           Trustee                        April 30, 2003
-----------------------
Jay Rockey

MORTON SCHAPIRO*                      Trustee                        April 30, 2003
-----------------------
Morton O. Schapiro

RICHARD C. YANCEY*                    Trustee                        April 30, 2003
-----------------------
Richard C. Yancey


* By /s/ pursuant to Powers of Attorney previously filed.

/s/ WILLIAM G. PAPESH
-----------------------

EXHIBIT INDEX


(d)(1) Amended and Restated Investment Management Agreement, dated as of November 19, 2002, between the Trust and WM Advisors, Inc.

(e)(3) Amended and Restated Distribution Agreement between the Trust and WM Funds Distributor, Inc., dated as of February 20, 2003

(h)(1) Amended and Restated Transfer Agent Contract with respect to WM Variable Trust, dated January 1, 2003

(i)(1)   Opinion and Consent of Counsel date April 22, 2003 for the REIT Fund

(j)(1)   Consent of Deloitte & Touche LLP

(p)(1) WM Group of Funds, WM Advisors, WM Funds Distributor, Inc. Code of Ethics, dated as of May 14, 2002

(p)(2)   Janus Capital Management LLC. Code of Ethics, dated as of March 14,
         2003

(p)(3)   Capital Guardian Trust Company Code of Ethics, dated as of January 1,
         2003

(p)(5)   Oppenheimer Funds Inc. Code of Ethics dated as of May 15, 2002